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           [LOGO]   SUNAMERICA MUTUAL FUNDS

                     2000 SEMIANNUAL REPORT

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                                      Style SELECT Series-Registered Trademark-
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[GRAPHIC]







                                                       [LOGO]  SUNAMERICA
                                                               MUTUAL FUNDS

A MESSAGE FROM THE PRESIDENT


June 15, 2000

Dear Shareholder:

We are very pleased that the multi-managed, institutional approach of our Style SELECT Series has proved rewarding to so many investors. We are also proud that this series of mutual funds has received acknowledgment from respected fund watchers and industry publications.

Most prominently perhaps, all three of the Focus Portfolio's current subadvisers have been named Managers of the Decade by MONEY MAGAZINE (February 2000). Newest addition David Alger of Fred Alger Management, Inc. was also named Manager of the Decade by USA TODAY, Thomas F. Marsico of Marsico Capital Management was named World-Class Manager by Morningstar, Inc. (1994), and Spiros "Sig" Segalas of Jennison Associates was named Manager of the Decade by MUTUAL FUNDS MAGAZINE. Clearly, the investment styles of these three managers have served the Portfolio well, as the Focus Portfolio ranked in the top 2% out of 449 large-cap core funds (based on total return) for the six months ended April 30, 2000, according to Lipper Analytics.(1) Our Focused Growth and Income Portfolio ranked in the top 3% out of 449 large-cap core funds for the semiannual period, according to Lipper.(1)

Having been the first on Wall Street to offer a multi-managed focused mutual fund for individual investors, we have now expanded our multi-managed, focused series of portfolios by introducing the new Focused Value Portfolio on November 1, 1999. The Focused Value Portfolio offers investors an aggressive, yet strategic, value equity fund that holds only a limited number of securities. It has three world class value managers--Martin J. Whitman (Third Avenue Funds), William Fries (Thornburg Funds) and Phillip Davidson (American Century).

Our multi-managed, style-based mutual funds have also produced exciting news. The Aggressive Growth, Mid-Cap Growth, Large-Cap Value, Value, and International Equity Portfolios each outperformed or tracked both its Lipper category average and its respective Morningstar benchmark index for its six month performance. Such performance in both growth funds and value funds is particularly notable during what proved to be a very challenging investment environment. (Returns do not reflect the impact of sales charges.) We are also pleased to announce that Morningstar-TM- recognized the Aggressive Growth Portfolio for its strong investment processes by awarding the Portfolio its top Overall Rating-TM- based on its risk-adjusted performance.(2) As of April 30, 2000, the Aggressive Growth Portfolio was rated 5 stars among 429 mid-cap growth funds.

We continued to enhance the Style SELECT Series portfolios in response to your growing investment needs by changing some of the investment managers to achieve greater consistency of style and added performance potential. During the semiannual period, Brian Clifford of SunAmerica Asset Management joined Miller Anderson & Sherrerd and T. Rowe Price as a subadviser to the Mid-Cap Growth Portfolio. William Fries of Thornburg Asset Management joined Davis Selected Advisers and Wellington Management as a subadviser to the Large-Cap Value Portfolio.

On the following pages, one Adviser from each of the ten Style SELECT Series portfolios discusses the management of their portion of the Portfolio over the semiannual period and his or her investment outlook for the remainder of the year 2000. You will also find a complete financial summary and a listing of holdings for each Portfolio.

Clearly, this has been yet another period of exciting initiatives and opportunities for SunAmerica Mutual Funds. We continue to bring you style-based and stylized investment choices designed to provide you with the same multi-managed approach used by many of today's largest and most successful institutional investors, an advantage you simply cannot get by investing in traditional mutual funds. The Style SELECT Series is also designed to provide you with the opportunity to diversify among management styles, each of which will perform differently in given economic and market conditions. Allocating your assets among growth, value, and focused funds across the equity capitalization and global spectrum offers you the flexibility to take advantage of different research criteria, buy and sell disciplines, and investment strategies.

We thank you for being a part of the success of the Style SELECT Series. We value your confidence in us and look forward to serving your investment needs in the future.

Sincerely,

/s/ Peter A. Harbeck
Peter A. Harbeck
PRESIDENT

(1) Based on total return, sales charges not included. Focus Portfolio Class A ranked 6th out of 449 large-cap core funds for the semiannual period and 44.71% for the full year. Focused Growth and Income Portfolio Class A ranked 9th out of 449 large-cap core funds and 39.11% for the full year.
(2) Morningstar proprietary ratings reflect historical risk-adjusted performance as of April 30, 2000. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive 5 stars.


                                       1
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[GRAPHIC]
2000 SEMIANNUAL REPORT                 -------------------
                                       Style SELECT Series-Registered Trademark-
LARGE-CAP VALUE PORTFOLIO              -----[GRAPHIC]-----


[SIDENOTE]
FUND FOCUS
LARGE-CAP VALUE PORTFOLIO
CLASS A OUTPERFORMS MORNINGSTAR
AND LIPPER CATEGORY AVERAGE
FOR 6-MONTH PERIOD ENDED
APRIL 30, 2000*

Q&A

WILLIAM FRIES, Portfolio Manager
THORNBURG INVESTMENT MANAGEMENT

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO SINCE YOU HAVE BECOME A SUBADVISER?

We've been managing our portion of the Portfolio since February 1, 2000, and so our discussion is from that point through the end of the semiannual period on April 30, 2000. That said, Thornburg Investment Management is a strict value manager with an approach that we say is "from a different place." What we mean by that is more than just geography. Our approach to value investing looks beyond simple accounting valuation measures and toward more comprehensive features of intrinsic value.

We focus on selecting large, generally recognizable blue chip companies with established track records. But in addition to basic value stocks, we also seek to identify companies for the Portfolio that we consider to be consistent growers and emerging franchises. We believe that stock selection is the ultimate form of risk control. We try to make each new name in our portion of the Portfolio improve its overall risk/reward characteristics and contribute to maintaining generally conservative portfolio attributes.

Our focus on stock selection proved effective during this period, as the basic value stocks in our portion of the Portfolio performed with reasonable consistency and satisfactory results. This is especially notable given that equity performance for the period ended April 30, 2000 was challenging for investors in general and for value investors in particular.

In the early part of the period, market sentiment favored securities widely recognized as having rapid growth. Value was clearly out of favor. In fact, it seemed that investors who felt motivated to buy "New Economy" stocks did so by selling "Old Economy" stocks. The character of the market since late March was in sharp contrast to this environment. The April reversal in technology stocks caused considerable anxiety among investors, both professionals and individuals alike. Some of the traditional value sectors, such as financials, energy, and healthcare, bounced back at this time and returned to favor.

While market volatility is unsettling, it also creates some investment opportunities. During this volatile period, we successfully added to existing positions and purchased new names for the Portfolio.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Technology holdings Seagate and Sony performed particularly well during the early part of the period, and we sold both at a profit. Additions were made to original investment positions in Bank of New York, Boeing, Dow Chemical, Kimberly Clark, and PepsiCo.

We also sought to take advantage of perceived value by adding new names to the Portfolio, including Adobe Systems, Advanced Micro Devices, Ford, and Wellpoint Healthcare.


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

Style SELECT Series 2000 Semiannual Report                  [LOGO]  SUNAMERICA
                                                                    MUTUAL FUNDS

[SIDENOTE]                                             [ADVISORS]
FUND OBJECTIVE
SEEKS LONG-TERM GROWTH OF CAPITAL                      [LOGO] [LOGO] [LOGO]
BY INVESTING GENERALLY IN EQUITY
SECURITIES OF LARGE-SIZED COMPANIES
USING A "VALUE" STYLE OF INVESTING

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR 2000?

With the US economy growing at near record levels and interest rates likely to rise over the near term, investor confidence will no doubt be tested. However, we look at the positive side of such a scenario. For value investors, there should be no shortage of investment opportunities. We intend to maintain a modest cash reserve of 5% to 10% to be able to take advantage of such opportunities as they develop.

We further believe that attractively priced Portfolio holdings such as Kimberly Clark, the disposable paper products company, and El Paso Energy, a pipeline and energy company, appear particularly well positioned for the investment environment we foresee.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Portfolio returns do not reflect the impact of sales charges. Morningstar proprietary ratings reflect historical risk-adjusted performance as of April 30, 2000. They are subject to change every month. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Investors cannot actually make investments in these indices.

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[GRAPHIC]
2000 SEMIANNUAL REPORT                 -------------------
                                       Style SELECT Series-Registered Trademark-
VALUE PORTFOLIO                        -----[GRAPHIC]-----

[SIDENOTE]
FUND FOCUS
VALUE PORTFOLIO CLASS A
OUTPERFORMS MORNINGSTAR AND
LIPPER CATEGORY AVERAGE AND
RUSSELL MIDCAP VALUE INDEX FOR
6-MONTH PERIOD ENDED
APRIL 30, 2000*

Q&A

CHRISTOPHER C. DAVIS, Portfolio Manager
DAVIS SELECTED ADVISERS

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

Davis Selected Advisers, L.P. invests in high quality, large-cap companies with strong prospects for sustainable earnings growth. These companies typically have strong brand names, innovative and responsive management teams, and proven track records resulting from long-term vision. At all times, we seek to purchase shares of these companies at value prices and attractive discounts to their foreseeable future growth rates. We have adhered to our signature research and investment process for over thirty years and have not altered this discipline in the face of changing market environments.

Throughout the semi-annual period, the U.S. equity market was marked by extreme volatility, primarily resulting from fears of higher interest rates and lower quality of earnings. Profit-taking after an extended period of double-digit returns, investors selling securities to pay 1999 taxes, and the Federal Reserve Board's ongoing bias toward tightening monetary policy added to market volatility during the first quarter of 2000. Such volatility was seen within certain sectors and within certain indices. It was also evident in the dramatic shifts in market leadership between the companies of the Dow Jones Industrial Average, now categorized by the media and by Wall Street as the pinnacle of "Old Economy" companies, and the companies of the NASDAQ Composite, representing "New Economy" companies.

Our portion of the Value Portfolio outpaced the return of the S&P/Barra Value Index over the six months ended April 30, 2000. It also outperformed the S&P 500 Index, a benchmark of the broader equity market, over the same period.* This is particularly impressive because the more growth-oriented "New Economy" stocks outperformed in the first four months of the period, and the more value-oriented "Old Economy" stocks only rebounded in March and April. Although six months is too short a time period in which to effectively judge the performance of any investment manager, we believe that our strong relative performance is indicative of the success of our stock selection process.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Over the semi-annual period, our portion of the Portfolio benefited from strong positions in several high quality technology companies, despite the volatility and decline experienced in the tech-heavy NASDAQ Composite Index. Hewlett-Packard and Texas Instruments, two of our top five positions during the period, each posted a return in excess of 80% for the six months ended April 30, 2000. These stunning performances primarily reflect the continued success of company operations and leadership in their respective industry niches. Hewlett-Packard dominates the printer and printer accessories business. Texas Instruments is the leading manufacturer of digital signal processors (DSPs), which run new generations of wireless products and other consumer electronics. The performance of Oracle and Applied Materials also strongly benefited our portion of the Portfolio. Given our value basis, we took profits in several of these strong performers when we believed their valuations had reached extreme levels.

Our portion of the Portfolio also maintained an overweighted allocation to financial companies given our expectation for the long-term growth potential of global financial services. This sector allocation was widely diversified among high quality banks, brokerages, insurance companies, and consumer financial services companies. Over the period, top holdings such as American Express, Wells Fargo, and Household International posted negative returns. However, Morgan Stanley Dean Witter rendered a strong six-month performance of nearly 40%, based largely on the continued growth of its global brokerage and investment banking brand. While the Federal Reserve Board's proactive measures to tighten monetary policy further may create headwinds for many poorly positioned financial companies, we believe the high quality businesses that we have selected for the Portfolio should be able to weather difficult interest rate environments and even improve market share.

Style SELECT Series 2000 Semiannual Report                  [LOGO]  SUNAMERICA
                                                                    MUTUAL FUNDS

[SIDENOTE]                                             [ADVISORS]
FUND OBJECTIVE
SEEKS LONG-TERM GROWTH OF CAPITAL                      [LOGO] [LOGO] [LOGO]
BY INVESTING GENERALLY IN EQUITY
SECURITIES OF LARGE-SIZED COMPANIES
USING A "VALUE" STYLE OF INVESTING



WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR 2000?

We anticipate that the equity market will remain in a wide trading range for the foreseeable future based on the high degree of uncertainty that still surrounds interest rate levels, inflation, and corporate profits. Our outlook is therefore neither overly pessimistic or optimistic, but rather realistic. Given the extraordinary growth in stock prices over the past several years as well as the high price level where the market started this year, investors may have to moderate their expectations for returns in large company stocks for the year 2000.

Our investment strategy remains consistent throughout any market environment. We intend to continue actively seeking high quality, well-managed companies with strong growth prospects and to attempt to buy them at value prices. Given the level of volatility in the stock market, we believe investors are best served by investing in the highest quality businesses with the best fundamentals and long-term growth prospects, if such businesses can be purchased at attractive prices. Thus, our research team is dedicated to identifying company management teams with smart business plans, strong track records for delivering results, entrepreneurial cultures, wise allocation of capital, and smart application of technology.

Once we feel we have found an attractive business and determine that we can purchase shares at attractive and appropriate valuations, we will build a position and hold for the long term. We do not intend to change our investment discipline in reaction to market volatility, momentum, or investor "fads," as we strongly believe that our method effectively achieves the Portfolio objective of long-term capital appreciation.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Portfolio returns do not reflect the impact of sales charges. Morningstar proprietary ratings reflect historical risk-adjusted performance as of April 30, 2000. They are subject to change every month. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Investors cannot actually make investments in these indices.

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[GRAPHIC]
2000 SEMIANNUAL REPORT                 -------------------
                                       Style SELECT Series-Registered Trademark-
SMALL-CAP VALUE PORTFOLIO              -----[GRAPHIC]-----

[SIDENOTE]
FUND FOCUS
SMALL-CAP VALUE PORTFOLIO
CLASS A OUTPERFORMS RUSSELL
2000 VALUE INDEX FOR 6-MONTH
PERIOD ENDED APRIL 30, 2000*

Q&A

MARTIN J. WHITMAN/CURTIS JENSEN, Portfolio Managers
THIRD AVENUE FUNDS

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

We adhere to a "deep value" philosophy or what we call our "safe and cheap" approach, whereby we look for fiscally sound companies whose equity securities can be acquired at what are believed to be a substantial discount. This discount must be based on a conservative estimate of the company's private market value or takeover value. More specifically, we define "safe" as a) strong finances as evidenced by the presence of high quality assets and an absence of liabilities either on or off the balance sheet; b) reasonable management with good track records as both owners and operators; and c) businesses that we can understand. The "cheap" part comes from trying to buy businesses as a reasonable and knowledgeable businessperson might, for example by buying at a significant discount to what the underlying business might be worth.

Small-cap value stocks underperformed both small-cap growth stocks and large-cap stocks for the six months, but our portion of the Small-Cap Value Portfolio turned in solid performance during a challenging period. We significantly outperformed the Russell 2000 Value Index for the six months ended April 30, 2000.

We focus on individual security selection rather than on macroeconomic factors, and our small-cap companies exhibited strong earnings growth, positive fundamentals, and attractive relative valuations throughout the semiannual period. Our portion of the portfolio particularly benefited from our technology positions and from strong merger and acquisition activity.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Among the holdings in the portfolio that benefited from strong merger and acquisition activity were Vertex Communications, Gleason Corp., Financial Securities Assurance, LaSalle Re Holding Ltd, and Reynolds Metals. Elsewhere, we bought as the market gave us opportunities, and given that we are buy and hold investors seeking to profit from eventual market recognition of the true value of the companies in our portfolio, turnover was relatively low. The most disappointing stocks were in the financial and real estate sectors.

Style SELECT Series 2000 Semiannual Report                  [LOGO]  SUNAMERICA
                                                                    MUTUAL FUNDS

[SIDENOTE]                                             [ADVISORS]
FUND OBJECTIVE
SEEKS LONG-TERM GROWTH OF CAPITAL                      [LOGO] [LOGO] [LOGO]
BY INVESTING GENERALLY IN EQUITY
SECURITIES OF SMALL-SIZED COMPANIES
USING A "VALUE" STYLE OF INVESTING



WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR 2000?

We will continue to apply the same value discipline that we have practiced for nearly fifteen years. That is, we will employ a strict "bottom-up" approach with a very specific focus on company fundamentals and pricing, without regard to or influence by any macroeconomic outlook.


*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Portfolio returns do not reflect the impact of sales charges. The Russell 2000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest companies out of the 3,000 largest US companies with lower growth rates and price-to-book ratios. Investors cannot actually make investments in this index.

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[GRAPHIC]
2000 SEMIANNUAL REPORT                 -------------------
                                       Style SELECT Series-Registered Trademark-
LARGE-CAP GROWTH PORTFOLIO             -----[GRAPHIC]-----

[SIDENOTE]
FUND FOCUS
LARGE-CAP GROWTH PORTFOLIO
CLASS A OUTPERFORMS S&P 500
INDEX FOR 6-MONTH PERIOD ENDED
APRIL 30, 2000*

Q&A

SPIROS "SIG" SEGALAS, Portfolio Manager
JENNISON ASSOCIATES

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

Jennison's growth equity investment strategy remains unchanged. We believe that over the long term, carefully selected growth stocks can generate superior investment returns. We challenge ourselves to discover those few stocks with superior absolute and relative earnings growth and to construct a portfolio that we believe will grow its earnings at a rate materially faster than the overall equity market over the next twelve to eighteen months. We also seek to invest in these stocks while their valuations do not fully reflect our positive earnings expectations for the underlying company.

Our experienced equity analysts conduct analysis on a company by company basis. We look for companies that demonstrate above-average revenue and earnings growth, strong market positions, superior managements, improving profitability, and distinctive attributes, such as strong research and development or superior marketing ability. Portfolios are kept fully invested and consistent with large-cap growth equity characteristics.

We are pleased to report that Jennison's large-cap growth strategy was particularly effective during the six months ended April 30, 2000. Our portion of the Large-Cap Growth Portfolio significantly outperformed the S&P 500 Index for the semiannual period.

Of course, our growth-oriented strategy was key to the Portfolio's outperformance, as the preference of most investors during the semiannual period was for growth-oriented stocks. Investors especially sought exposure to the technology and Internet-related sectors of the market. During these months, the economy continued to perform strongly. GDP growth exceeded expectations, as driven by capital spending for technology-related equipment as well as by strong consumption. Interest rates rose over the period, but investors seemed to believe that rapid earnings growth and little need for credit would support earnings growth rates for most technology and telecommunications companies.

Also key to the Portfolio's strong outperformance was our sector positioning and individual stock selection. We maintained our bias toward large-cap stocks throughout.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

The primary reason for our outperformance was an overweighting in technology stocks, including emerging growth industries such as fiber optics and broadband semiconductor manufacturers. We focused on those fiber optic companies benefiting from the build-out of telecommunications infrastructure systems. We also focused on semiconductor companies benefiting from the fact that demand for these chips has expanded beyond desk-top personal computers and has led to truly exploding growth potential. Some of our larger technology holdings were Cisco Systems, Intel and Texas Instruments.

The Portfolio also benefited from our overweighting in telecommunications stocks, particularly those companies involved in broadband and wireless technologies, such as Vodafone AirTouch and Nokia. Equally important, we were underweighted in the traditionally economically-sensitive sectors of the market, such as utilities and basic materials.

Although the finance and specialty retail sectors did not perform well as a group over the semiannual period, our stock selection within these industries was notably successful. For example, American International Group and Tiffany's were winners for the Portfolio.

Style SELECT Series 2000 Semiannual Report                  [LOGO]  SUNAMERICA
                                                                    MUTUAL FUNDS

[SIDENOTE]                                             [ADVISORS]
FUND OBJECTIVE
SEEKS LONG-TERM GROWTH OF CAPITAL                      [LOGO] [LOGO] [LOGO]
BY INVESTING GENERALLY IN EQUITY
SECURITIES OF LARGE-SIZED COMPANIES



WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR 2000?


We anticipate that the year 2000 may be another above-trend year for earnings growth. While we believe earnings growth will be more moderate than in 1999, we believe the holdings in our portion of the Portfolio are well-positioned to outperform the market as a whole. Given current valuation levels, however, it remains unlikely that prices will move higher in the form of multiple expansion.

Our major concern looking ahead is the possibility of higher than expected economic growth. Such a scenario would likely cause the Federal Reserve Board to become more aggressive in reining in the growth of money and credit in an attempt to maintain price stability. It is difficult to estimate how high short-term interest rates might have to go in order to slow down the U.S. economy, but it is more clear that rising interest rates could have a negative effect on price/earnings ratios and create an increasingly volatile environment for stock prices.

Given that we use a bottom-up approach to individual stock selection and purchases and sales of holdings are based on changes in company fundamentals, we do not anticipate material changes to the current sector allocations based on our macroeconomic outlook. We remain extremely optimistic about our Portfolio's holdings and their above-average growth potential.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Portfolio returns do not reflect the impact of sales charges. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices. Investors cannot actually make investments in this index.

[GRAPHIC]
2000 SEMIANNUAL REPORT                 -------------------
                                       Style SELECT Series-Registered Trademark-
MID-CAP GROWTH PORTFOLIO               -----[GRAPHIC]-----

[SIDENOTE]
FUND FOCUS
MID-CAP GROWTH PORTFOLIO CLASS A
OUTPERFORMS LIPPER CATEGORY
AVERAGE AND S&P 400 MIDCAP INDEX
FOR 6-MONTH PERIOD ENDED
APRIL 30, 2000*


Q&A

BRIAN CLIFFORD & TEAM, Portfolio Manager
SUNAMERICA ASSET MANAGEMENT

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

Even in an environment of narrow performance and significant market volatility, we are pleased to report that our portion of the Mid-Cap Growth Portfolio outperformed both the Russell Mid Cap Growth Index and the S&P 500 Index for the six months*. One of the primary reasons for such success is our flexibility. We were often able to move quickly in and out of positions as market conditions changed and use periods of market weakness to take advantage of buying opportunities.

In addition, we remained disciplined in our individual stock selection process. Through the evaluation of political, economic and social market influences, we identify those sectors of the market that we believe offer attractive growth opportunities. Individual stocks within those groups are then selected on fundamental and technical merits. This analysis focuses on companies with solid balance sheets, quality managements and good product visibility. We search for leading companies early in their growth cycles that are under-researched by Wall Street and not yet household names.

For the semiannual period, growth stocks outperformed value stocks, and so the Portfolio also benefited significantly from its strong growth bias. Sector allocation was key as well. Our portion of the Portfolio overweighted the top performing technology, healthcare and energy sectors. Equally important, we maintained underweightings in the poorly performing consumer cyclicals, basic materials, and retail sectors.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Within the Portfolio's overweighted technology sector, we focused on the software, semiconductor capital equipment, Internet infrastructure, storage area networking, and application service provider sub-sectors. Network-attached storage provider Network Appliances, fiber optic components manufacturer E-TEK Dynamics, and synchronization software company Puma Technology each performed particularly well. Gene Logic, which provides analysis software for genomics companies, also did well, as did Interliant, an applications service provider. New names to the Portfolio during the semiannual period included Metalink, BEA Software, and Sanmina Corp.

Within the healthcare sector, we focused on therapeutic and genomic biotechnology companies. Holdings such as Biogen, Genzyme, Human Genome Sciences, Millennium Pharmaceuticals, and Affymetrix each performed well during the semiannual period. We added Curagen, Celera, MedImmune, and Immunex to the Portfolio.

Recognizing a fundamental shift in the energy industry, we focused the Portfolio's overweighted energy position in oil services. Major oil producers plan to increase capital expenditures, and we believe much of that will go to companies in the business of oil exploration. In our view, these bigger spending budgets, along with a sustained rally in the price of oil, earnings growth strength, increased utilization demand, and attractive valuations, will likely keep these stocks moving upward. Marine Drilling, Global Marine, Rowan, and Halliburton each performed well for the Portfolio. New purchases in this sector over the semiannual period included Patterson Energy and Baker Hughes.

Oil and gas exploration and production company Apache and Peregrine Software both disappointed, but we continue to hold both based on healthy fundamentals and positive growth-oriented outlooks.

Style SELECT Series 2000 Semiannual Report                  [LOGO]  SUNAMERICA
                                                                    MUTUAL FUNDS

[SIDENOTE]                                             [ADVISORS]
FUND OBJECTIVE
SEEKS LONG-TERM GROWTH OF                              [LOGO] [LOGO] [LOGO]
CAPITAL BY INVESTING GENERALLY
IN EQUITY SECURITIES OF MEDIUM-
SIZED COMPANIES



WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR 2000?

Mid-cap stocks outperformed both large-cap and small-cap stocks during the semiannual period. While we did see some multiple expansion in the mid-cap sector during the period, mid-cap companies exhibited strong earnings growth and positive fundamentals throughout, attracting strong money flows into the sector. We believe mid-cap stocks will continue to do well, offering investors many of the high growth characteristics of smaller-cap stocks along with the liquidity advantages of larger-cap stocks. Earnings reports for mid-cap companies continue to be generally positive to date. The outlook for profit growth in this market segment remains strong and relative valuations continue to be attractive.

At the same time, market volatility will no doubt continue. We expect the Federal Reserve Board to remain vigilant on the inflation front and believe the likelihood exists that the Federal Reserve Board will continue to raise interest rates during the remainder of the year. There is also the risk that Presidential campaign rhetoric and elections may cause market volatility to increase. Given this outlook, we believe it is important to manage downside risk, as we continue to seek capital appreciation opportunities.

Overall, we remain constructive on the mid-cap equity market and believe our portion of the Mid-Cap Growth Portfolio is well positioned for the future.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Portfolio returns do not reflect the impact of sales charges. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. The S&P 400 MidCap Index is a widely-recognized, unmanaged index of common stock prices. Investors cannot actually make investments in these indices.

[GRAPHIC]

2000 SEMIANNUAL REPORT                 -----------------------------------------
                                       Style SELECT Series-Registered Trademark-
AGGRESSIVE GROWTH PORTFOLIO            -----------------------------------------

[SIDENOTE]
FUND FOCUS
AGGRESSIVE GROWTH PORTFOLIO
CLASS A OUTPERFORMS LIPPER
CATEGORY AVERAGE AND MORNINGSTAR
OBJECTIVE AS WELL AS THE RUSSELL
2500 GROWTH INDEX FOR 6-MONTH
PERIOD ENDED APRIL 30, 2000*

Q&A

SCOTT W. SCHOELZEL, Portfolio Manager
JANUS


HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

Janus managers employed the same strategy we always have for our portion of the Portfolio--a bottom-up investment strategy. We focus on companies experiencing above-average unit growth and on companies realizing positive change as a result of a new product development, an improved regulatory environment, or a strong management team. We believe that intensive research, based on the fundamental factors affecting the business prospects of companies, can uncover growth opportunities not widely recognized by the investment community.

Stocks advanced in the fourth calendar quarter of 1999, with technology and telecommunications companies leading the way. The Federal Reserve Board interest rate hike of November 16th did not discourage the bull market, but merely prompted investors to focus their investments in companies possessing only the most rapid growth prospects. This created an extremely narrow market.

Two more interest rate hikes by the Federal Reserve Board on February 2nd and March 21st, along with a complicated outlook for interest rates, stirred intense equity market volatility during the first quarter of 2000. Stocks finished the period mixed. Once again, technology shares led the way, but by the end of March, the market appeared to be rotating toward companies in the consumer and manufacturing sectors. In April, stocks took a turn for the worse as several factors, including higher interest rates and concerns about inflated stock valuations, subverted their momentum. Technology stocks bore the brunt of the sell-off.

While we monitored these developments in the macro-environment, they did not impact our investment decisions. Regardless of how the broader economy or the equity markets overall are behaving, we strive to identify those factors that may make our holdings move over the long term. We sift through hundreds of investment ideas, scrutinize business models, quiz management teams, and gradually forge strong relationships with individual companies. Only after we believe we have found a gem that we believe is capable of winning in any market environment will we buy.

We are pleased to report that our investment style, i.e. our focus on the very growth stocks that the markets rewarded, served our investors well for the semiannual period. We continued to focus on the Internet and telecommunications sectors, and strong performance by stocks in these sectors particularly contributed to the Portfolio's outperformance.


WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Our portion of the Portfolio had several winners.

- Internet infrastructure giant Cisco Systems gained after making an acquisition that should enhance its intellectual superiority and broaden its product line.

- Shares of Internet software maker Inktomi soared after the company outlined its wireless strategy. We believe the opportunity for this company is open-ended because its software powers many of the Web's search engines.

- Texas Instruments, which makes circuits for wireless phones, gained upon the introduction of two chip sets that should allow the company to compete in new product markets.

- Nokia shares surged following the company's announcement that sales should rise by as much as 40% next year. These numbers surpassed most expectations but were in line with our research.

- Time Warner's stock moved higher after Internet bellwether America Online announced it would acquire the media giant. We are extremely optimistic about the content and distribution synergies potentially realized by this union.

We are most pleased to report that our portion of the Portfolio had only one real laggard--Pfizer. Pfizer's hostile bid for Warner-Lambert could jeopardize the companies' revenue sharing agreement for Lipitor, the blockbuster anti-cholesterol drug. While these developments prompted a decline in Pfizer's shares, we remain optimistic about the company's burgeoning drug pipeline.

Style SELECT Series 2000 Semiannual Report                [GRAPHIC] SUNAMERICA
                                                                    MUTUAL FUNDS
[SIDENOTE]
FUND OBJECTIVE                          [ADVISERS]
SEEKS LONG-TERM GROWTH OF               [LOGO]  [LOGO]  [LOGO]
CAPITAL BY INVESTING GENERALLY
IN EQUITY SECURITIES OF SMALL
AND MEDIUM SIZED COMPANIES.




WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR 2000?

While the future is filled with promise, it is also laden with events and circumstances that are difficult to analyze and, in some cases, are rather unpredictable, particularly over the short term. For that reason, our analysts continue to do what we do best--focus on finding great individual companies through intensive research. By investing in best-of-breed businesses that we believe will dominate their respective industries for years to come, we do not get sidetracked by day-to-day or even quarter-to-quarter vagaries of the marketplace. By seeking to know our investment universe better than anyone and by constantly monitoring the competitive landscape, we are confident our Portfolio will provide solid long-term results for our shareholders.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Portfolio returns do not reflect the impact of sales charges. Morningstar proprietary ratings reflect historical risk-adjusted performance as of April 30, 2000. They are subject to change every month. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot actually make investments in these indices.

[GRAPHIC]

2000 SEMIANNUAL REPORT                 -----------------------------------------
                                       Style SELECT Series-Registered Trademark-
FOCUS PORTFOLIO                        -----------------------------------------
[SIDENOTE]
FUND FOCUS
FOCUS PORTFOLIO CLASS A RANKS
IN TOP 2% OF LIPPER CATEGORY
AVERAGE AND OUTPERFORMS
MORNINGSTAR CATEGORY AVERAGE
AND S&P 500 INDEX FOR 6-MONTH
PERIOD ENDED APRIL 30, 2000*


Q&A

DAVID ALGER, Portfolio Manager
FRED ALGER MANAGEMENT, INC.


HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

We've been managing our portion of the Portfolio since mid-January 2000, and so our discussion will focus from that point through the end of the semiannual period on April 30, 2000.

During the last two months of 1999, the equity markets experienced great strength, led by growth stocks and technology stocks of all market capitalizations. Nearly all the major equity indices reached all-time highs during the final week of 1999 and Y2K passed by uneventfully. The market seemed poised to continue its rally during the traditionally bullish month of January. Instead, the stock market began to experience increasing volatility after the New Year, struggling as profit-taking and interest rate fears weighed heavy.

Against a background of higher commodity prices and unrelenting economic expansion, the Federal Reserve Board followed up its three 1999 rate hikes with yet another 0.25% increase on February 2, 2000. While the S&P 500 and value stocks as a whole continued to flounder, technology and growth stocks regained the momentum they had previously lost. During March, however, money flowed out of technology stocks and into "Old Economy" stocks, including financials, pharmaceuticals and retailers. Many trading days of March saw the Dow Jones Industrial Average moving strongly in one direction and the NASDAQ moving decisively in the other, with each index taking turns in the lead. The bifurcated nature of the market--between growth and value and between "New Economy" stocks and "Old Economy" stocks--became even more accentuated as the first calendar quarter drew to a close. The Dow advanced, and the NASDAQ retreated. Adding to the volatility was yet another interest rate hike by the Federal Reserve Board on March 21st.

On April 4th, the NASDAQ fell in excess of 500 points to an intra-day low of 3,649. Despite staging a strong recovery within the day, the NASDAQ continued to plummet throughout the first part of April, bottoming on April 17th to a low of 3,227. This represented a drop of more than 37% from high to low, which certainly qualified as a full-fledged bear market. Equity markets continued to be extraordinarily volatile throughout the remainder of April. The NASDAQ closed at 3,861 at the end of the semiannual period.

Despite such volatility, our portion of the Portfolio posted positive absolute performance since its inception in mid-January. We continued to be guided by the same philosophy we have adhered to since our inception in 1964. That is, that the most profitable investment opportunities are found in companies experiencing a period of rapid change. We believe these dynamic companies fall into one of two categories.

- HIGH UNIT VOLUME GROWTH - These are vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

- POSITIVE LIFE CYCLE CHANGE - These are companies experiencing a major change expected to bring advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

We believe companies in both these categories are likely to enjoy dynamic earnings growth that will stimulate investor response and create a powerful upward movement in their stocks' prices. We rely on in-depth, fundamental research to discover these companies early--before they are recognized as "surprise situations" by the rest of the market. This early discovery, before the market is fully aware, allows us to produce superior rates of return.


WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

At the end of the semiannual period, our portion of the Portfolio held ten stocks. Communications equipment, pharmaceuticals and semiconductors capital equipment represented the top three industries. Nine of the ten stocks were large-cap holdings, and four of the ten were technology stocks.

During parts of March and April, the Portfolio's performance was negatively impacted by our slight overweighting in technology, especially Microsoft Corp., but for the semiannual period as a whole, our growth bias proved effective.

Style SELECT Series 2000 Semiannual Report                [GRAPHIC] SUNAMERICA
                                                                    MUTUAL FUNDS
[SIDENOTE]
FUND OBJECTIVE                          [ADVISERS]
SEEKS LONG-TERM GROWTH OF CAPITAL       [LOGO]  [LOGO]  [LOGO]
BY INVESTING IN A FOCUSED PORTFOLIO
OF 30 EQUITY SECURITIES



WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR 2000?

We believe the recent volatility of the equity markets does not truly mean all that much. Rather, it represents a dramatic, though perhaps obvious, wave of profit taking in stocks that have done very well for a very long time. After all, the NASDAQ at the end of the semiannual period was still up more than 50% versus one year prior. In addition, there have been a number of very positive developments of late that have been somewhat overlooked by many.

- The price of oil has fallen from $34/barrel to below $26/barrel.

- The bond market has rallied, with the yield on the 30-year Treasury bond falling to below 6.00%, about 0.75% below where it was trading only months earlier.

- There are signs the U.S. economy may finally be slowing, including a drop in leading indicators such as durable goods, consumer confidence and new home sales.

- Federal Reserve Board Chairman Alan Greenspan recently made the point that he is not targeting the stock market, but rather consumer spending and that he is still willing to pursue his philosophy of "gradualism."

In short, we continue to be optimistic about the equity markets as we look into the second half of the year 2000. At the end of the semi-annual period, we do not anticipate any changes in our investment strategy.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Portfolio returns do not reflect the impact of sales charges. Morningstar proprietary ratings reflect historical risk-adjusted performance as of April 30, 2000. They are subject to change every month. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices. Investors cannot actually make investments in these indices.

[GRAPHIC]

2000 SEMIANNUAL REPORT                 -----------------------------------------
                                       Style SELECT Series-Registered Trademark-
FOCUSED GROWTH                         -----------------------------------------
AND INCOME PORTFOLIO

[SIDENOTE]
FUND FOCUS
FOCUSED GROWTH AND INCOME
PORTFOLIO CLASS A RANKS IN
TOP 2% OF LIPPER CATEGORY
AVERAGE AND OUTPERFORMS
MORNINGSTAR CATEGORY AVERAGE
AND S&P 500 INDEX FOR 6-MONTH
PERIOD ENDED APRIL 30, 2000*


Q&A

FRANCIS GANNON & TEAM, Portfolio Manager

SUNAMERICA ASSET MANAGEMENT


HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

We are pleased to report that the portion of the Focused Growth and Income Portfolio managed by SunAmerica Asset Management significantly outperformed the S&P 500 Index for the six months ended April 30, 2000*, a highly volatile period in the equity markets.

At SunAmerica Asset Management, we stayed disciplined to our large-cap blend style, seeking growth companies, value companies and companies we believe to have elements of both. As always, we primarily focused on companies based on both financial analysis and common sense. What we like to call our "real-world approach" seeks to unearth what we believe are the best companies in the best industries. Many of these companies are thought to be redefining the direction of global business.

The Portfolio primarily benefited from our emphasis on the technology sector and from a focus on companies with histories of above-average dividend yields and records of increasing those dividends. The reason: a secure and growing dividend can lead to capital appreciation while helping to contain risk.


WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

The Portfolio's largest sector weighting was in information technology during the semiannual period. Holdings included Cisco Systems, Microsoft, EMC, Intel, JDS Uniphase, Yahoo!, Sycamore Networks, Nortel Networks, Motorola, Dell Computer, Inktomi, QUALCOMM, and IBM, each of which was a top performer for the Portfolio.

As oil prices rose over the six month period, the demand for drilling equipment remained strong. As a result, we focused on the oil service stocks within the energy sector, primarily through Schlumberger. We maintain an optimistic outlook for this sector. Even if oil prices fall in the second half of the year as we expect, the U.S. will still need to produce more oil domestically and thus will need more exploration equipment.

Within the financial services sector, we focused on asset management companies, such as Morgan Stanley Dean Witter, and large money center banks, such as Citigroup and Chase Manhattan. These companies benefited from high financial market volatility, strong initial public offering (IPO) and merger and acquisition activity, and growing fee-based business.

The Portfolio also benefited from exposure to the capital goods sector through such companies as General Electric and to the retail sector through such companies as Home Depot and Gap Inc.

Portfolio performance continued to benefit from holdings in the information and entertainment industry. Advertising spending related to the millennium celebration was high, and we believe this trend will continue as the Presidential election and the Olympics approach. Broadcast advertising for Internet companies continues to accelerate. Company holdings included Time Warner, TV Guide Inc., and Liberty Media Group. We significantly reduced the Portfolio's weighting in the healthcare sector.

Style SELECT Series 2000 Semiannual Report                [GRAPHIC] SUNAMERICA
                                                                    MUTUAL FUNDS
[SIDENOTE]
FUND OBJECTIVE                          [ADVISERS]
SEEKS LONG-TERM GROWTH OF               [LOGO]  [LOGO]  [LOGO]
CAPITAL AND A REASONABLE
LEVEL OF INCOME BY INVESTING
IN UP TO 60 EQUITY SECURITIES
OF LARGE-SIZED COMPANIES




WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR 2000?

Our outlook for the equity markets in general is positive. There are several reasons for our constructive view.

- ONGOING ECONOMIC EXPANSION. The U.S. economy continues to benefit from strong productivity-led growth without an apparent rise in inflation. We anticipate U.S. GDP growth of about 4.5% for the year 2000 and a low annual inflation rate of approximately 2%.

- STRONGER GLOBAL GROWTH. Economic growth continues to improve globally and recent exponential growth of the technology industry continues to impact equity investments worldwide. Synchronized worldwide growth is not expected to cause inflationary pressure due to excess economic capacity.

- BENEFITS OF A "Y2K DIVIDEND." Cash kept on the sidelines by investors as the millennium approached is flowing back into the market. Also, the investments companies made in technology to become Y2K compliant will likely stay in technology, further improving productivity and margin growth.

- MERGER AND ACQUISITION ACTIVITY. Based on attractive valuations, mergers and acquisitions are continuing at a record-setting pace both in the U.S. and internationally.

- GOVERNMENT BUDGET SURPLUS. The U.S. Treasury buyback program, which in turn has contributed to an inversion in the fixed income yield curve, should help equity market valuations.

- POSITIVE EARNINGS REPORTS. Company profits should continue to be stellar as the year 2000 progresses, with yet another year of double-digit earnings growth that we believe will extend beyond the technology sector. We believe the market corrections in March and April were based on valuations rather than on earnings or other fundamentals.

At the same time, volatility will no doubt continue. The primary risks we see ahead include rising interest rates, higher oil prices, and election year uncertainty. While company earnings reports continue to be generally positive to date, the threat of earnings disappointments presents the primary investment risk.

Given this outlook, we intend to continue to focus the Portfolio's investments in high growth companies that will benefit from emerging trends over the remainder of the year 2000. Seeking long-term growth of capital and current income, i.e. total return potential, we believe the Portfolio is well positioned to help investors meet both their growth and income investment needs over varied market cycles.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Portfolio returns do not reflect the impact of sales charges. Morningstar proprietary ratings reflect historical risk-adjusted performance as of April 30, 2000. They are subject to change every month. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices. Investors cannot actually make investments in these indices.

[GRAPHIC]

2000 SEMIANNUAL REPORT                 -----------------------------------------
                                       Style SELECT Series-Registered Trademark-
FOCUSED VALUE PORTFOLIO                -----------------------------------------

[SIDENOTE]
FUND FOCUS
FOCUSED VALUE PORTFOLIO
INTRODUCED TO INVESTORS ON
NOVEMBER 1, 1999; CLASS A
CUMULATIVE RETURN OF 10.96%
FOR PERIOD FROM INCEPTION
THROUGH APRIL 30, 2000*


Q&A

PHILLIP DAVIDSON, Portfolio Manager
AMERICAN CENTURY


HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

The Focused Value Portfolio's inception date was November 1, 1999, and given that this is the Portfolio's first shareholder report, it is well worth reviewing this mutual fund's stylized structure and our investment management strategies.

The Focused Value Portfolio seeks long-term growth of capital by investing generally in a total of 30 equity securities that the advisers believe are undervalued in the market, without regard to market capitalization. This stylized structure offers the three portfolio managers--American Century Investment Management, Third Avenue Funds, and Thornburg Investment Management--flexibility in our respective stock selection processes. At the same time, given that the Portfolio holds only 30 stocks, this Portfolio offers investors an aggressive yet strategic value equity fund containing the managers' very best ideas only.

At American Century, we manage our portion of the Portfolio utilizing our classic multi-cap value driven strategy that seeks to identify leading businesses selling at a discount to historical fair value and the catalyst that will cause them to return to fair value. We use five value price screens to screen the domestic stock universe for such companies and then conduct fundamental research to determine which provide the best risk-reward potential. Our portion of the Focused Value Portfolio represents our team's ten best ideas at any given time and is not a diversified portfolio.

For the six months ended April 30, 2000, American Century's portion of the Portfolio outperformed both the S&P/Barra Value Index and the Russell 1000 Value Index. True to the nature of a focused portfolio, the semiannual return masks the market volatility that occurred during this period. For the four months from November through February, our holdings actually declined before a double-digit rebound in March and April that more than compensated for the earlier months' losses.

This portfolio volatility was a reflection of similar volatility in the broader equity markets. Investors pushed the technology sector to record levels from the beginning of November through the end of February. Such narrowness of the market was generally at the expense of the traditional value sectors. In fact, during January and February, the only S&P 500 sector that produced positive returns was the technology sector. Then technology and the broader equity market experienced a sharp decline in March, and there was a return to the "Old Economy" stocks that had become oversold and undervalued. Given this volatility and our outperformance, our team's discipline to our classic value strategy clearly was effective.

Medical providers/services, computer software, chemical, and energy stocks contributed the bulk of the return for our portion of the Portfolio during the semiannual period. Property & casualty insurance companies, food & beverage, financial services, and industrial parts stocks were the worst performers for the six months.


WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Columbia HCA Healthcare Corporation was the best performing stock in our portion of the Portfolio. Columbia is the largest for-profit hospital company in the United States and has been operating under a cloud of uncertainty for the past few years due to government investigations into its operating practices. The company has recently benefited from restructuring that has reduced lower returning assets and increased core business profits. In addition, the company has repurchased approximately 17% of its outstanding shares over the past two years.

Another major contributor to performance was Autodesk Inc., a leading computer software company. This holding provides a good example of how technology stocks can work in a traditional value portfolio though considered a traditional growth sector. Autodesk's stock fell more than 50% from its highs in 1999 due to several factors, including the market-specific problem of reduced capital spending on software leading up to Y2K and the company-specific problem of a lag in bringing new and upgraded products to market. We viewed both of these factors as transitory and manageable and thus were

Style SELECT Series 2000 Semiannual Report                [GRAPHIC] SUNAMERICA
                                                                    MUTUAL FUNDS
[SIDENOTE]
FUND OBJECTIVE                          [ADVISERS]
SEEKS LONG-TERM GROWTH OF               [LOGO]  [LOGO]  [LOGO]
CAPITAL BY INVESTING IN A
FOCUSED PORTFOLIO OF 30 EQUITY
SECURITIES USING A "VALUE"
STYLE OF INVESTING



able to take advantage of the temporary undervaluation in the stock price. As 2000 capital spending for software increased and the company introduced new, upgraded products, the price of the stock rebounded in the first quarter of the year.

Bush Boake Allen Incorporated, the world's second largest fragrance and flavor manufacturer, also contributed to performance. This company benefited from stability in their core businesses with better volumes and pricing due to recovering demand from Asia and the Far East.

Food stocks were among the most disappointing during the six months. We sold Archer-Daniels-Midland, Tyson Foods and Interstate Bakeries in favor of increasing our weighting in telecommunications and electrical equipment stocks.


WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR 2000?

Although the market's long-running preference for growth stocks continued into January and February 2000, we know that historically the market has moved in cycles between growth and value styles. We remain confident that the market's recent preference for growth stocks will not continue unabated and that a shift to the value style of investing will occur. The performance of this Portfolio in March and April of this year is a good sign that when the market does shift, the Portfolio is well positioned to take advantage. In the meantime, we will continue to be true to our disciplined, classic value approach of seeking high quality, leading businesses that are temporarily out of favor.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Portfolio returns do not reflect the impact of sales charges.

[GRAPHIC]

2000 SEMIANNUAL REPORT                 -----------------------------------------
                                       Style SELECT Series-Registered Trademark-
INTERNATIONAL EQUITY PORTFOLIO         -----------------------------------------

[SIDENOTE]
FUND FOCUS
INTERNATIONAL EQUITY PORTFOLIO
CLASS A OUTPERFORMS LIPPER CATEGORY
AVERAGE AND MSCI EAFE INDEX FOR
6-MONTH PERIOD ENDED APRIL 30, 2000*


Q&A

DAVID J.L. WARREN & TEAM, Portfolio Manager
ROWE-PRICE FLEMING INTERNATIONAL, INC.


HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

The Rowe-Price Fleming investment approach links a broad macroeconomic framework with an awareness of attractive individual stock opportunities within each market. We seek to identify and exploit the often long-term pricing inefficiencies that result from segmented world stock markets and from valuation disparities between and within individual developed and emerging markets. Our stock selection decisions emphasize growth at a reasonable price. During the semiannual period, our portion of the Portfolio outperformed its benchmark.

Overweight positions in the top-performing technology and media sectors lifted performance most. Overweighting buoyant markets including Brazil, Mexico and Sweden and underweighting weaker ones including the UK, Japan and Switzerland also contributed to our Portfolio's strength relative to the MSCI EAFE Index. Successful stock selection within certain countries, particularly Japan, Hong Kong and Italy, and within certain sectors, notably telecommunications and banking, further added value. Telecommunications, media and technology (TMT) growth stocks charged ahead until March. However, sector leadership shifted toward traditional value stocks in March and April. It was the Portfolio's combination of more reasonably-valued holdings within the "New Economy" TMT sectors along with less dynamic, steady growth holdings in the value-oriented sectors that helped performance remain relatively resilient throughout.


WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Within Europe, country performance varied considerably based more on each market's proportion of "New Economy" stocks than on domestic fundamentals. Sweden's and Finland's markets were strongest, due mostly to the gains of Ericsson and Nokia. Germany rose as Portfolio holdings Siemens, Deutsche Telekom and Mannesmann soared. In France, technology and media stocks, such as ST Microelectronics and Television Francaise 1, were especially strong. The UK and Switzerland, with fewer TMT companies, were the weakest major markets, although select stocks, such as Cable and Wireless and Vodafone-Airtouch both performed strongly. Other winners from Europe in these "New Economy" sectors included Telefonica (Spain), UPC, VNU, Philips and ASM Lithography (all Netherlands), and Seat (Italy).

As sector leadership reversed in March, neglected energy producers, financials, materials and pharmaceuticals rebounded. Royal Dutch/Shell (Netherlands/UK) and TotalFina Elf (France) made progress. Glaxo Wellcome (UK) improved, and its agreement to merge with SmithKline Beecham (UK) enhanced its prospects. The banking sector consolidated as Royal Bank of Scotland won its battle to acquire the UK's National Westminster Bank. Finnish/Swedish MeritaNordbanken acquired Danish Unidanmark. In the services sector, the world's largest security company Securitas (Sweden), global temporary employment agency Adecco (Switzerland), and contract caterer Compass (UK) each maintained their growth rates.

The Portfolio's Japanese holdings, concentrated in the established, fundamentally sound technology and consumer electronics companies, performed strongly in the environment of surging demand for their products. For example, Sony's plans to provide Internet banking, along with the upcoming launch of its Playstation 2, propelled its price higher. NEC, Toshiba, Canon, Murata, and Kyocera also did well. In telecommunications and media, Portfolio holdings NTT DoCoMo and Fuji TV climbed. While diversified financial broker Nomura Securities surged, our underweighting of the declining Japanese banking sector helped Portfolio performance.

In the Pacific ex-Japan, Australia, Singapore and Korea were weaker as financial, resource and industrial companies dominate those markets. In contrast, Hong Kong, Taiwan and India registered double-digit gains as its TMT stocks soared. The Portfolio's leading performers in Hong Kong were Pacific Century CyberWorks, China Telecom, and Hutchison Whampoa. In Taiwan, electronic components producer Hon Hai outperformed, and in India, finance company ICICI was

Style SELECT Series 2000 Semiannual Report                [GRAPHIC] SUNAMERICA
                                                                    MUTUAL FUNDS
[SIDENOTE]
FUND OBJECTIVE                          [ADVISERS]
SEEKS LONG-TERM GROWTH OF               [LOGO]  [LOGO]
CAPITAL BY INVESTING GENERALLY
IN EQUITY SECURITIES OF ISSUERS
IN COUNTRIES OTHER THAN THE
UNITED STATES




one of the region's best performers. Despite the Australian market's weakness, the Portfolio's media holdings were winners, including NewsCorp and PBL, which both have valuable content and Internet businesses. Korean technology giant Samsung Electronics also rose.

Further macroeconomic improvements in Brazil and Mexico, coupled with the buoyancy of regional TMT stocks, boosted Latin America's equity markets. The Portfolio's largest positions in the region, Telebras (Brazil) and Telmex (Mexico) performed strongly. Brazil's major energy stock, Petrobras, was also a market leader.


WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR 2000?

Looking ahead, we believe accelerating deregulation, restructuring and consolidation are key catalysts for earnings growth in Europe. The convergence of information and communication technologies and their application to traditional businesses are additional stimuli for further market gains. If Japan's growth potential is to be fully realized, we believe the nation will need to complement its leading position in "New Economy" technology with a willingness to alter traditional ways of doing business. In the Pacific ex-Japan, the slow but steady pace of reform coupled with economic recovery could fuel growth of traditional and Internet-related sectors. The region's enthusiastic embracing of the "New Economy" should also stimulate markets. Both "New" and "Old" economy businesses in Latin America have great potential in the context of a stable, supportive macroeconomic and political environment.

Following a period of indiscriminate investment in "New Economy" stocks through much of the semiannual period, we expect March and April's increased selectivity and attention to fundamentals to continue over the remainder of 2000. Over time, we anticipate that a group of respected "New Economy," Internet-related companies will establish themselves, but such a process will likely be characterized by fierce competition and consolidation. This, along with an environment of rising interest rates, may mean continued market volatility. Thus, we see individual stock selection as crucial. The Portfolio's cross-section of "New Economy" industry leaders with solid fundamentals and "Old Economy" high caliber, growth businesses positions it well, in our view, for both up and down markets.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Portfolio returns do not reflect the impact of sales charges. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. The MSCI EAFE Index is a widely-recognized, unmanaged index used to portray the pattern of common stock price movement in Europe, Australia and the Far East. Investors cannot actually make investments in this index.

STYLE SELECT SERIES LOGO

STATEMENT OF ASSETS AND LIABILITIES -- APRIL 30, 2000 (UNAUDITED)

                                          LARGE-CAP        MID-CAP       AGGRESSIVE     FOCUSED GROWTH    LARGE-CAP
                                           GROWTH          GROWTH          GROWTH         AND INCOME        VALUE
                                          PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                        ----------------------------------------------------------------------------
ASSETS:
Investment securities, at value*......  $121,573,295    $168,161,481    $400,344,594     $169,660,393    $59,125,447
Repurchase agreements (cost equals
 market)..............................     3,119,000              --      29,828,000        8,368,000      2,424,000
Short-term securities*................     3,534,000       7,051,073      24,313,216        8,700,000        828,000
Cash..................................       645,034              --         167,053           96,447          4,366
Receivable for shares of beneficial
 interest sold........................       546,391         403,035       3,020,783        1,946,620        614,608
Receivable for investments sold.......       225,776         518,765      10,772,116          611,955        818,905
Interest and dividends receivable.....        50,211          22,502          40,125          114,739         73,645
Deferred organizational expenses......         5,341          13,885          13,885            5,341          5,341
Prepaid expenses and other assets.....           387             642           1,193              358            272
Receivable from investment adviser....            --              --              --           51,832         14,433
                                        ------------    ------------    ------------     ------------    -----------
  Total assets........................   129,699,435     176,171,383     468,500,965      189,555,685     63,909,017
                                        ------------    ------------    ------------     ------------    -----------
LIABILITIES:
Payable for investments purchased.....     1,222,122       2,175,368      25,889,608        7,945,066        432,721
Payable for shares of beneficial
 interest redeemed....................       281,916         134,366         444,405          216,231        117,926
Other accrued expenses................       268,531         212,536         246,837           99,033         93,921
Investment advisory and management
 fees payable.........................       104,382         138,508         352,016          146,807         50,458
Distribution and service maintenance
 fees payable.........................        85,559         111,102         270,758          117,777         41,502
Due to investment adviser.............         7,235           6,674          21,520               --             --
Due to custodian bank.................            --          77,822              --               --             --
Written call options at value
 (proceeds $214,130 on Aggressive
 Growth Portfolio)....................            --              --         574,200               --             --
                                        ------------    ------------    ------------     ------------    -----------
  Total liabilities...................     1,969,745       2,856,376      27,799,344        8,524,914        736,528
                                        ------------    ------------    ------------     ------------    -----------
    Net assets........................  $127,729,690    $173,315,007    $440,701,621     $181,030,771    $63,172,489
                                        ============    ============    ============     ============    ===========

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

                                          LARGE-CAP        MID-CAP       AGGRESSIVE     FOCUSED GROWTH    LARGE-CAP
                                           GROWTH          GROWTH          GROWTH         AND INCOME        VALUE
                                          PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                        ----------------------------------------------------------------------------
NET ASSETS WERE COMPOSED OF:
Common Stock, $.0001 par value
 (1 billion shares authorized)........  $        614    $        819    $      1,375     $        904    $       436
Paid-in capital.......................    88,533,830     115,860,125     272,044,114      151,821,438     57,270,026
                                        ------------    ------------    ------------     ------------    -----------
                                          88,534,444     115,860,944     272,045,489      151,822,342     57,270,462
Accumulated undistributed net
 investment loss......................      (917,551)     (1,405,295)     (3,129,580)        (818,942)      (133,557)
Accumulated undistributed net realized
 gain on investments, foreign
 currency, and other assets and
 liabilities..........................     6,780,630      32,480,118      50,087,181       12,737,045        594,545
Net unrealized appreciation of
 investments..........................    33,332,167      26,379,240     122,058,601       17,290,326      5,441,039
Net unrealized depreciation on written
 options contracts....................            --              --        (360,070)              --             --
                                        ------------    ------------    ------------     ------------    -----------
    Net assets........................  $127,729,690    $173,315,007    $440,701,621     $181,030,771    $63,172,489
                                        ============    ============    ============     ============    ===========
*Identified cost
Investment securities.................  $ 88,241,128    $141,782,241    $278,284,135     $152,370,067    $53,684,408
                                        ============    ============    ============     ============    ===========
Short-term securities.................  $  3,534,000    $  7,051,073    $ 24,315,074     $  8,700,000    $   828,000
                                        ============    ============    ============     ============    ===========
CLASS A:
Net assets............................  $ 35,077,655    $ 52,857,860    $153,537,833     $ 54,712,308    $16,169,478
Shares outstanding....................     1,666,009       2,455,082       4,710,187        2,699,160      1,103,501
Net asset value and redemption price
 per share............................  $      21.05    $      21.53    $      32.60     $      20.27    $     14.65
Maximum sales charge (5.75% of
 offering price)......................          1.28            1.31            1.99             1.24           0.89
                                        ------------    ------------    ------------     ------------    -----------
Maximum offering price to public......  $      22.33    $      22.84    $      34.59     $      21.51    $     15.54
                                        ============    ============    ============     ============    ===========
CLASS B:
Net assets............................  $ 63,088,105    $ 94,004,908    $219,081,456     $ 74,661,657    $31,300,450
Shares outstanding....................     3,049,121       4,478,329       6,894,702        3,745,366      2,172,183
Net asset value, offering and
 redemption price per share (excluding
 any applicable contingent deferred
 sales charge)........................  $      20.69    $      20.99    $      31.78     $      19.93    $     14.41
                                        ============    ============    ============     ============    ===========
CLASS II:
Net assets............................  $ 29,563,930    $ 26,452,239    $ 66,189,422     $ 51,656,806    $15,028,978
Shares outstanding....................     1,429,673       1,258,891       2,083,601        2,594,232      1,042,369
Net asset value and redemption price
 per share (excluding any applicable
 contingent deferred sales charge)....  $      20.68    $      21.01    $      31.77     $      19.91    $     14.42
Maximum sales charge (1.00% of
 offering price)......................          0.21            0.21            0.32             0.20           0.15
                                        ------------    ------------    ------------     ------------    -----------
Maximum offering price to public......  $      20.89    $      21.22    $      32.09     $      20.11    $     14.57
                                        ============    ============    ============     ============    ===========
CLASS Z:
Net assets............................            --              --    $  1,892,910               --    $   673,583
Shares outstanding....................            --              --          57,282               --         45,399
Net asset value, offering and
 redemption price per share...........            --              --    $      33.05               --    $     14.84
                                        ============    ============    ============     ============    ===========

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

                                                         SMALL-CAP    INTERNATIONAL
                                            VALUE          VALUE         EQUITY           FOCUS        FOCUSED VALUE
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO
                                        ----------------------------------------------------------------------------
ASSETS:
Investment securities, at value*......  $140,998,568    $44,367,170   $107,799,395    $1,529,678,170    $66,945,089
Repurchase agreements (cost equals
  market).............................     3,583,000      1,604,000      2,286,000                --      6,903,000
Short-term securities*................     1,210,000             --      1,809,000       150,800,102             --
Cash..................................         2,612            815        141,312           144,006            501
Foreign cash..........................            --             --        517,375                --             --
Receivable for investments sold.......     1,981,354        265,182        624,516         9,496,652         32,991
Receivable for shares of beneficial
  interest sold.......................       135,103        344,407        873,617        20,630,764      2,521,983
Interest and dividends receivable.....       127,693         87,249        313,346           493,370         73,422
Receivable from investment adviser....        59,150         11,594          2,738           214,201         62,199
Deferred organizational expenses......        13,885          5,341         13,885            10,393             --
Prepaid expenses and other assets.....         1,035            249          1,410             2,319         48,057
Foreign currency contracts............            --             --        340,289                --             --
Unrealized appreciation of forward
  foreign currency contracts..........            --             --        323,676                --             --
                                        ------------    -----------   ------------    --------------    -----------
  Total assets........................   148,112,400     46,686,007    115,046,559     1,711,469,977     76,587,242
                                        ------------    -----------   ------------    --------------    -----------
LIABILITIES:
Payable for investments purchased.....     1,919,084        355,048        776,859        41,701,863      3,308,488
Payable for shares of beneficial
  interest redeemed...................       222,303        188,841         80,269         2,010,284         85,004
Other accrued expenses................       212,538        122,313        272,983           363,873         57,002
Investment advisory and management
  fees payable........................       120,427         37,264        102,603         1,122,937         54,471
Distribution and service maintenance
  fees payable........................        92,576         29,152         73,083         1,128,193         43,396
Payable for variation margin on
  futures contracts...................         9,125             --             11                --             --
Foreign currency contracts............            --             --        340,612                --             --
Unrealized depreciation of forward
  foreign currency contracts..........            --             --        135,767                --             --
Written call options at value
  (proceeds $28,484 on International
  Equity Portfolio)...................            --             --         30,270                --             --
                                        ------------    -----------   ------------    --------------    -----------
  Total liabilities...................     2,576,053        732,618      1,812,457        46,327,150      3,548,361
                                        ------------    -----------   ------------    --------------    -----------
    Net assets........................  $145,536,347    $45,953,389   $113,234,102    $1,665,142,827    $73,038,881
                                        ============    ===========   ============    ==============    ===========

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

                                                           SMALL-CAP    INTERNATIONAL
                                              VALUE          VALUE         EQUITY           FOCUS        FOCUSED VALUE
                                            PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO
                                          ----------------------------------------------------------------------------
NET ASSETS WERE COMPOSED OF:
Common Stock, $.0001 par value
 (1 billion shares authorized)..........  $        865    $       360   $        704    $        6,927    $       528
Paid-in capital.........................   124,637,253     47,161,483     91,145,636     1,348,185,976     67,690,804
                                          ------------    -----------   ------------    --------------    -----------
                                           124,638,118     47,161,843     91,146,340     1,348,192,903     67,691,332
Accumulated undistributed net investment
 income (loss)..........................       (66,605)        64,979       (873,940)       (7,310,117)       (43,756)
Accumulated undistributed net realized
 gain (loss) on investments, foreign
 currency, and other assets and
 liabilities............................     9,202,126     (1,805,596)     3,222,573       146,198,909        432,092
Net unrealized appreciation of
 investments............................    11,789,676        532,416     19,576,510       178,061,132      4,959,213
Net unrealized appreciation
 (depreciation) of foreign currency, and
 other assets and liabilities...........            --           (253)       164,405                --             --
Net unrealized depreciation on futures
 contracts..............................       (26,968)            --             --                --             --
Net unrealized depreciation on written
 options contracts......................            --             --         (1,786)               --             --
                                          ------------    -----------   ------------    --------------    -----------
    Net assets..........................  $145,536,347    $45,953,389   $113,234,102    $1,665,142,827    $73,038,881
                                          ============    ===========   ============    ==============    ===========
*Identified cost
Investment securities...................  $129,208,892    $43,834,754   $ 88,222,885    $1,351,617,038    $61,985,876
                                          ============    ===========   ============    ==============    ===========
Short-term securities...................  $  1,210,000             --   $  1,809,000    $  150,800,102             --
                                          ============    ===========   ============    ==============    ===========
CLASS A:
Net assets..............................  $ 50,918,001    $14,895,795   $ 37,129,022    $  357,433,250    $22,930,082
Shares outstanding......................     2,982,184      1,152,723      2,272,226        14,721,718      1,653,515
Net asset value and redemption price per
 share..................................  $      17.07    $     12.92   $      16.34    $        24.28    $     13.87
Maximum sales charge (5.75% of offering
 price).................................          1.04           0.79           1.00              1.48           0.85
                                          ------------    -----------   ------------    --------------    -----------
Maximum offering price to public........  $      18.11    $     13.71   $      17.34    $        25.76    $     14.72
                                          ============    ===========   ============    ==============    ===========
CLASS B:
Net assets..............................  $ 80,860,311    $21,107,522   $ 56,904,154    $  588,621,046    $14,514,368
Shares outstanding......................     4,844,853      1,660,911      3,562,927        24,555,745      1,049,459
Net asset value, offering and redemption
 price per share (excluding any
 applicable contingent deferred sales
 charge)................................  $      16.69    $     12.71   $      15.97    $        23.97    $     13.83
                                          ============    ===========   ============    ==============    ===========
CLASS II:
Net assets..............................  $ 13,385,511    $ 9,603,585   $ 18,874,529    $  707,142,483    $35,594,431
Shares outstanding......................       802,305        755,350      1,181,922        29,503,335      2,574,193
Net asset value and redemption price per
 share (excluding any applicable
 contingent deferred sales charge)......  $      16.68    $     12.71   $      15.97    $        23.97    $     13.83
Maximum sales charge (1.00% of offering
 price).................................          0.17           0.13           0.16              0.24           0.14
                                          ------------    -----------   ------------    --------------    -----------
Maximum offering price to public........  $      16.85    $     12.84   $      16.13    $        24.21    $     13.97
                                          ============    ===========   ============    ==============    ===========
CLASS Z:
Net assets..............................  $    372,524    $   346,487   $    326,397    $   11,946,048             --
Shares outstanding......................        21,573         26,531         19,714           489,883             --
Net asset value, offering and redemption
 price per share........................  $      17.27    $     13.06   $      16.56    $        24.39             --
                                          ============    ===========   ============    ==============    ===========

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

STATEMENT OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)

                                             LARGE-CAP      MID-CAP      AGGRESSIVE     FOCUSED GROWTH   LARGE-CAP
                                              GROWTH        GROWTH         GROWTH         AND INCOME       VALUE
                                             PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
                                            -----------------------------------------------------------------------
INVESTMENT INCOME:
Income:
  Interest................................  $   124,852   $   245,380   $  1,016,411     $   339,322     $   67,268
  Dividends*..............................      269,648       127,038        213,605         231,627        445,555
                                            -----------   -----------   ------------     -----------     ----------
    Total investment income...............      394,500       372,418      1,230,016         570,949        512,823
                                            -----------   -----------   ------------     -----------     ----------
Expenses:
  Investment advisory and management
    fees..................................      592,340       810,250      2,051,830         731,258        286,282
  Distribution and service maintenance
    fees
    Class A...............................       57,337        86,992        245,542          81,361         26,631
    Class B...............................      295,420       442,668      1,021,660         316,172        147,413
    Class II..............................      123,556       104,414        247,528         182,625         61,057
  Transfer agent fees and expenses
    Class A...............................       46,481        63,199        193,638          58,103         22,086
    Class B...............................       79,942       111,159        250,083          80,032         41,938
    Class II..............................       31,617        26,090         62,349          43,036         17,534
    Class Z...............................           --            --         10,706              --         11,121
  Registration fees
    Class A...............................           --            --          1,304          14,407          1,725
    Class B...............................           --            --          1,905           3,468             --
    Class II..............................           --         4,087          4,673           9,554          4,210
    Class Z...............................           --            --          3,515              --          2,846
  Custodian fees and expenses.............       77,492        80,597        186,090          76,256         64,797
  Trustees' fees and expenses.............        2,963         4,340          8,652           1,968          2,002
  Audit and tax consulting fees...........        2,625         9,158         10,304          11,644         11,611
  Amortization of organizational
    expenses..............................        1,092         4,477          4,477           1,092          1,092
  Insurance expense.......................           25           127            191              --             27
  Printing expense........................           --        20,435         36,929           2,248          3,238
  Legal fees and expenses.................           --         4,785          7,450              --             --
  Miscellaneous expenses..................          380           419            886           1,042            471
                                            -----------   -----------   ------------     -----------     ----------
    Total expenses........................    1,311,270     1,773,197      4,349,712       1,614,266        706,081
    Less: expenses waived/reimbursed by
      investment adviser..................           --            --             --        (223,475)       (60,117)
    Less: custody credits earned on cash
      balances............................       (1,582)       (1,387)        (9,316)         (2,662)        (1,818)
                                            -----------   -----------   ------------     -----------     ----------
    Net expenses..........................    1,309,688     1,771,810      4,340,396       1,388,129        644,146
                                            -----------   -----------   ------------     -----------     ----------
Net investment loss.......................     (915,188)   (1,399,392)    (3,110,380)       (817,180)      (131,323)
                                            -----------   -----------   ------------     -----------     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain on investments..........    6,962,697    33,108,767     50,829,540      13,374,522        897,930
Net realized gain (loss) on options.......           --            --        458,929        (248,169)            --
Net realized gain on foreign currency and
  other assets and liabilities............           --            --             --              21              1
Net change in unrealized appreciation/
  depreciation of investments.............   12,425,282     7,386,015     50,928,967       7,922,522      2,636,769
Net change in unrealized appreciation/
  depreciation on written options
  contracts...............................           --            --       (322,010)             --             --
Net change in unrealized appreciation/
  depreciation of foreign currency and
  other assets and liabilities............           --            --             --             (12)            --
                                            -----------   -----------   ------------     -----------     ----------
Net realized and unrealized gain on
  investments, foreign currency and other
  assets and liabilities..................   19,387,979    40,494,782    101,895,426      21,048,884      3,534,700
                                            -----------   -----------   ------------     -----------     ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS:.............................  $18,472,791   $39,095,390   $ 98,785,046     $20,231,704     $3,403,377
                                            ===========   ===========   ============     ===========     ==========
*Net of foreign withholding taxes on
  dividends of............................  $     3,517   $       424   $      6,836     $     1,225     $    2,801
                                            ===========   ===========   ============     ===========     ==========

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

STATEMENT OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)

                                                             SMALL-CAP    INTERNATIONAL                    FOCUSED
                                                  VALUE        VALUE         EQUITY           FOCUS         VALUE
                                                PORTFOLIO    PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO
                                                --------------------------------------------------------------------
INVESTMENT INCOME:
Income:
  Interest....................................  $  203,580   $  131,058    $    82,297    $  3,057,168    $   84,787
  Dividends*..................................   1,383,901      430,319        445,995       1,741,591       292,160
                                                ----------   ----------    -----------    ------------    ----------
    Total investment income...................   1,587,481      561,377        528,292       4,798,759       376,947
                                                ----------   ----------    -----------    ------------    ----------
Expenses:
  Investment advisory and management fees.....     767,035      223,703        592,836       5,283,700       217,122
  Distribution and service maintenance fees
    Class A...................................      94,912       26,100         63,158         488,163        30,677
    Class B...................................     431,006      107,015        279,020       2,268,304        39,803
    Class II..................................      63,957       41,368         78,945       2,518,565        89,677
  Transfer agent fees and expenses
    Class A...................................      83,317       22,544         49,634         325,839        23,598
    Class B...................................     132,020       32,778         76,214         517,651        12,528
    Class II..................................      18,757       12,152         22,127         561,775        22,796
    Class Z...................................      11,045       10,821         10,290           5,772            --
  Registration fees
    Class A...................................          --           --             --          45,698         5,399
    Class B...................................          --           --             --          79,217         3,996
    Class II..................................       3,380        3,206          4,428          84,644         5,652
    Class Z...................................       2,160        1,273          2,237           3,828            --
  Custodian fees and expenses.................     101,004       57,370        139,458         439,091        57,966
  Printing expense............................      49,885          780         15,454          53,554        22,853
  Audit and tax consulting fees...............      12,278        9,110         16,685          10,897        11,305
  Trustees' fees and expenses.................       5,692        1,733          1,656          20,622         1,027
  Legal fees and expenses.....................       4,825           --          3,256          11,483        13,787
  Amortization of organizational expenses.....       4,477        1,092          4,477           1,693            --
  Insurance expense...........................         270           29             53              49            --
  Miscellaneous expenses......................         553        2,711            330           2,543        12,892
                                                ----------   ----------    -----------    ------------    ----------
    Total expenses............................   1,786,573      553,785      1,360,258      12,723,088       571,078
    Less: expenses waived/reimbursed by
      investment adviser......................     (94,922)     (58,950)       (31,187)       (586,725)     (147,429)
    Less: custody credits earned on cash
      balances................................      (5,276)        (632)        (2,643)        (31,281)       (2,946)
                                                ----------   ----------    -----------    ------------    ----------
    Net expenses..............................   1,686,375      494,203      1,326,428      12,105,082       420,703
                                                ----------   ----------    -----------    ------------    ----------
Net investment income (loss)..................     (98,894)      67,174       (798,136)     (7,306,323)      (43,756)
                                                ----------   ----------    -----------    ------------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain on investments..............  10,031,962      916,468      5,680,209     149,755,093       432,092
Net realized loss on options..................          --           --         (9,640)     (2,172,204)           --
Net realized loss on future contracts.........     (13,000)          --       (344,313)             --            --
Net realized gain (loss) on foreign currency
  and other assets and liabilities............          --           48       (164,825)             --            --
Net change in unrealized appreciation/
  depreciation of investments.................  (1,120,589)   3,365,011      7,796,955      60,320,568     4,959,213
Net change in unrealized appreciation/
  depreciation on written options contracts...          --           --         (1,786)             --            --
Net change in unrealized appreciation/
  depreciation on future contracts............     (26,968)          --             --              --            --
Net change in unrealized appreciation/
  depreciation of foreign currency and other
  assets and liabilities......................          --         (280)       156,765              --            --
                                                ----------   ----------    -----------    ------------    ----------
Net realized and unrealized gain on
  investments, foreign currency and other
  assets and liabilities......................   8,871,405    4,281,247     13,113,365     207,903,457     5,391,305
                                                ----------   ----------    -----------    ------------    ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS:.................................  $8,772,511   $4,348,421    $12,315,229    $200,597,134    $5,347,549
                                                ==========   ==========    ===========    ============    ==========
*Net of foreign withholding taxes on dividends
  of..........................................  $    3,946   $    2,267    $    66,872    $     30,436    $      747
                                                ==========   ==========    ===========    ============    ==========
*Net of foreign withholding taxes on capital
  gains of....................................  $       --   $       --    $     1,115    $         --    $       --
                                                ==========   ==========    ===========    ============    ==========

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

STATEMENT OF CHANGES IN NET ASSETS

                                                     LARGE-CAP GROWTH PORTFOLIO        MID-CAP GROWTH PORTFOLIO
                                                   ------------------------------   -------------------------------
                                                     FOR THE SIX     FOR THE YEAR     FOR THE SIX     FOR THE YEAR
                                                    MONTHS ENDED        ENDED        MONTHS ENDED         ENDED
                                                   APRIL 30, 2000    OCTOBER 31,    APRIL 30, 2000     OCTOBER 31,
                                                     (UNAUDITED)         1999         (UNAUDITED)         1999
                                                   ----------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment loss............................    $   (915,188)   $(1,137,506)     $ (1,399,392)   $ (1,951,299)
  Net realized gain on investments...............       6,962,697      4,070,851        33,108,767      16,802,129
  Net realized gain (loss) on foreign currency
    and other assets and liabilities.............              --              2                --            (498)
  Net change in unrealized
    appreciation/depreciation of investments.....      12,425,282     16,386,674         7,386,015      13,995,487
                                                     ------------    -----------      ------------    ------------
  Net increase in net assets resulting from
    operations...................................      18,472,791     19,320,021        39,095,390      28,845,819
                                                     ------------    -----------      ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains on investments (Class
    A)...........................................        (848,381)            --        (4,655,172)     (1,375,514)
  From net realized gains on investments (Class
    B)...........................................      (1,572,068)            --        (8,472,206)     (2,566,792)
  From net realized gains on investments (Class
    II)..........................................        (604,576)            --        (1,702,654)       (382,661)
                                                     ------------    -----------      ------------    ------------
Total dividends and distributions to
 shareholders....................................      (3,025,025)            --       (14,830,032)     (4,324,967)
                                                     ------------    -----------      ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)........      13,881,777     31,248,547        26,186,216      (1,809,150)
                                                     ------------    -----------      ------------    ------------

TOTAL INCREASE IN NET ASSETS.....................      29,329,543     50,568,568        50,451,574      22,711,702

NET ASSETS:
Beginning of period..............................      98,400,147     47,831,579       122,863,433     100,151,731
                                                     ------------    -----------      ------------    ------------
End of period [including undistributed net
  investment loss for April 30, 2000 and
  October 31, 1999 of ($917,551), ($2,363),
  ($1,405,295), and ($5,903) respectively].......    $127,729,690    $98,400,147      $173,315,007    $122,863,433
                                                     ============    ===========      ============    ============

------------------

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

                                                                                             FOCUSED GROWTH
                                                     AGGRESSIVE GROWTH PORTFOLIO          AND INCOME PORTFOLIO
                                                   -------------------------------   ------------------------------
                                                     FOR THE SIX     FOR THE YEAR      FOR THE SIX     FOR THE YEAR
                                                    MONTHS ENDED         ENDED        MONTHS ENDED        ENDED
                                                   APRIL 30, 2000     OCTOBER 31,    APRIL 30, 2000    OCTOBER 31,
                                                     (UNAUDITED)         1999          (UNAUDITED)         1999
                                                   ----------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment loss............................    $ (3,110,380)   $ (2,994,363)     $   (817,180)   $  (306,170)
  Net realized gain on investments...............      50,829,540      42,805,808        13,374,522      5,923,715
  Net realized gain (loss) on options............         458,929      (1,510,002)         (248,169)       (20,023)
  Net realized gain (loss) on foreign currency
    and other assets and liabilities.............              --              --                21           (172)
  Net change in unrealized
    appreciation/depreciation of investments.....      50,928,967      48,575,991         7,922,522      8,377,336
  Net change in unrealized
    appreciation/depreciation of foreign currency
    and other assets and liabilities.............              --              --               (12)            12
  Net change in unrealized
    appreciation/depreciation on written option
    contracts....................................        (322,010)         (2,272)               --             --
                                                     ------------    ------------      ------------    -----------
  Net increase in net assets resulting from
    operations...................................      98,785,046      86,875,162        20,231,704     13,974,698
                                                     ------------    ------------      ------------    -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains on investments (Class
    A)...........................................     (12,050,143)             --        (1,836,498)      (130,146)
  From net realized gains on investments (Class
    B)...........................................     (18,113,404)             --        (2,598,962)      (234,029)
  From net realized gains on investments (Class
    II)..........................................      (3,525,596)             --        (1,269,564)       (35,835)
  From net realized gains on investments (Class
    Z)...........................................         (80,760)             --                --             --
                                                     ------------    ------------      ------------    -----------
Total dividends and distributions to
 shareholders....................................     (33,769,903)             --        (5,705,024)      (400,010)
                                                     ------------    ------------      ------------    -----------

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS (NOTE 8).....................     108,754,745      38,219,588        81,968,013     42,515,184
                                                     ------------    ------------      ------------    -----------

TOTAL INCREASE IN NET ASSETS.....................     173,769,888     125,094,750        96,494,693     56,089,872

NET ASSETS:
Beginning of period..............................     266,931,733     141,836,983        84,536,078     28,446,206
                                                     ------------    ------------      ------------    -----------
End of period [including undistributed net
  investment loss for April 30, 2000 and October
  31, 1999 of ($3,129,580), ($19,200),
  ($818,942), and ($1,762) respectively].........    $440,701,621    $266,931,733      $181,030,771    $84,536,078
                                                     ============    ============      ============    ===========

------------------

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

                                                       LARGE-CAP VALUE PORTFOLIO              VALUE PORTFOLIO
                                                    -------------------------------   -------------------------------
                                                      FOR THE SIX      FOR THE YEAR     FOR THE SIX     FOR THE YEAR
                                                      MONTHS ENDED        ENDED        MONTHS ENDED         ENDED
                                                     APRIL 30, 2000    OCTOBER 31,    APRIL 30, 2000     OCTOBER 31,
                                                      (UNAUDITED)          1999         (UNAUDITED)         1999
                                                    -----------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)....................     $  (131,323)    $   (78,769)     $    (98,894)   $     49,109
  Net realized gain on investments................         897,930       1,241,999        10,031,962      13,645,902
  Net realized gain (loss) on future contracts....              --              --           (13,000)          7,640
  Net realized gain on foreign currency and other
    assets and liabilities........................               1               5                --              --
  Net change in unrealized
    appreciation/depreciation of investments......       2,636,769       3,995,010        (1,120,589)      7,458,536
  Net change in unrealized
    appreciation/depreciation on future
    contracts.....................................              --              --           (26,968)             --
  Net change in unrealized
    appreciation/depreciation of foreign currency
    and other assets and liabilities..............              --              --                --              70
                                                       -----------     -----------      ------------    ------------
  Net increase in net assets resulting from
    operations....................................       3,403,377       5,158,245         8,772,511      21,161,257
                                                       -----------     -----------      ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains on investments (Class
    A)............................................        (346,932)        (80,398)       (2,614,539)             --
  From net realized gains on investments (Class
    B)............................................        (689,761)       (180,925)       (4,224,970)             --
  From net realized gains on investments (Class
    II)...........................................        (273,043)        (37,456)         (597,058)             --
  From net realized gains on investments (Class
    Z)............................................          (5,291)         (1,202)           (3,372)             --
                                                       -----------     -----------      ------------    ------------
Total dividends and distributions to
 shareholders.....................................      (1,315,027)       (299,981)       (7,439,939)             --
                                                       -----------     -----------      ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM CAPITAL SHARE TRANSACTIONS (NOTE 8).........       2,760,988       6,363,980       (22,538,951)    (51,925,266)
                                                       -----------     -----------      ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS...........       4,849,338      11,222,244       (21,206,379)    (30,764,009)

NET ASSETS:
Beginning of period...............................      58,323,151      47,100,907       166,742,726     197,506,735
                                                       -----------     -----------      ------------    ------------
End of period [including undistributed net
  investment income (loss) for April 30, 2000 and
  October 31, 1999 of ($133,557), ($2,234),
  ($66,605), and $32,289 respectively]............     $63,172,489     $58,323,151      $145,536,347    $166,742,726
                                                       ===========     ===========      ============    ============

------------------

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

                                                        SMALL-CAP VALUE PORTFOLIO       INTERNATIONAL EQUITY PORTFOLIO
                                                     -------------------------------   --------------------------------
                                                       FOR THE SIX      FOR THE YEAR     FOR THE SIX      FOR THE YEAR
                                                       MONTHS ENDED        ENDED         MONTHS ENDED         ENDED
                                                      APRIL 30, 2000    OCTOBER 31,     APRIL 30, 2000     OCTOBER 31,
                                                       (UNAUDITED)          1999         (UNAUDITED)          1999
                                                     ------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income (loss).....................    $     67,174     $   (19,799)      $   (798,136)    $  (593,312)
  Net realized gain (loss) on investments..........         916,468      (1,426,602)         5,680,209       4,703,415
  Net realized loss on options.....................              --              --             (9,640)        (77,740)
  Net realized loss on future contracts............              --              --           (344,313)       (395,185)
  Net realized gain (loss) on foreign currency and
    other assets and liabilities...................              48              --           (164,825)       (794,038)
  Net change in unrealized
    appreciation/depreciation of investments.......       3,365,011       4,526,089          7,796,955      10,213,074
  Net change in unrealized
    appreciation/depreciation on future
    contracts......................................              --              --                 --         157,105
  Net change in unrealized
    appreciation/depreciation of foreign currency
    and other assets and liabilities...............            (280)             27            156,765         369,570
  Net change in unrealized
    appreciation/depreciation on written option
    contracts......................................              --              --             (1,786)             --
                                                       ------------     -----------       ------------     -----------
  Net increase in net assets resulting from
    operations.....................................       4,348,421       3,079,715         12,315,229      13,582,889
                                                       ------------     -----------       ------------     -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains on investments (Class
    A).............................................              --              --                 --        (106,783)
  From net realized gains on investments (Class
    B).............................................              --              --                 --        (193,653)
  From net realized gains on investments (Class
    II)............................................              --              --                 --         (33,985)
  From net realized gains on investments (Class
    Z).............................................              --              --                 --            (586)
                                                       ------------     -----------       ------------     -----------
Total dividends and distributions to
 shareholders......................................              --              --                 --        (335,007)
                                                       ------------     -----------       ------------     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)..........      (3,777,807)     (4,812,242)        12,513,349      (9,204,051)
                                                       ------------     -----------       ------------     -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS............         570,614      (1,732,527)        24,828,578       4,043,831

NET ASSETS:
Beginning of period................................      45,382,775      47,115,302         88,405,524      84,361,693
                                                       ------------     -----------       ------------     -----------
End of period [including undistributed net
  investment income (loss) for April 30, 2000 and
  October 31, 1999 of $64,979, ($2,195),
  ($873,940), and ($60,065) respectively]..........    $ 45,953,389     $45,382,775       $113,234,102     $88,405,524
                                                       ============     ===========       ============     ===========

------------------

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

                                                                FOCUS PORTFOLIO            FOCUSED VALUE PORTFOLIO
                                                        --------------------------------   -----------------------
                                                          FOR THE SIX      FOR THE YEAR        FOR THE PERIOD
                                                          MONTHS ENDED         ENDED          NOVEMBER 1, 1999*
                                                         APRIL 30, 2000     OCTOBER 31,    THROUGH APRIL 30, 2000
                                                          (UNAUDITED)          1999              (UNAUDITED)
                                                        ----------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment loss.................................   $   (7,306,323)   $ (4,229,420)         $   (43,756)
  Net realized gain on investments....................      149,755,093      14,151,972              432,092
  Net realized loss on options........................       (2,172,204)       (117,396)                  --
  Net change in unrealized appreciation/depreciation
    of investments....................................       60,320,568     111,104,979            4,959,213
                                                         --------------    ------------          -----------
  Net increase in net assets resulting from
    operations........................................      200,597,134     120,910,135            5,347,549
                                                         --------------    ------------          -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains on investments (Class A)....         (928,076)             --                   --
  From net realized gains on investments (Class B)....       (1,517,098)             --                   --
  From net realized gains on investments (Class II)...       (1,544,641)             --                   --
  From net realized gains on investments (Class Z)....          (15,284)             --                   --
                                                         --------------    ------------          -----------
Total dividends and distributions to shareholders.....       (4,005,099)             --                   --
                                                         --------------    ------------          -----------

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS (NOTE 8)..........................      763,227,617     473,439,111           67,691,332
                                                         --------------    ------------          -----------

TOTAL INCREASE IN NET ASSETS..........................      959,819,652     594,349,246           73,038,881

NET ASSETS:
Beginning of period...................................      705,323,175     110,973,929                   --
                                                         --------------    ------------          -----------
End of period [including undistributed net investment
  loss for April 30, 2000 and October 31, 1999 of
  ($7,310,117), ($3,794), and ($43,756)
  respectively].......................................   $1,665,142,827    $705,323,175          $73,038,881
                                                         ==============    ============          ===========

------------------
*   Commencement of Operations

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

FINANCIAL HIGHLIGHTS

                                                           NET                   DIVIDENDS
                                                       GAIN (LOSS)     TOTAL       FROM     DISTRI-            NET
                                  NET ASSET    NET      ON INVEST-      FROM        NET     BUTIONS           ASSET
                                   VALUE,    INVEST-   MENTS (BOTH    INVEST-     INVEST-    FROM     TOTAL   VALUE,
             PERIOD               BEGINNING    MENT    REALIZED AND     MENT       MENT     CAPITAL  DISTRI-  END OF    TOTAL
             ENDED                OF PERIOD  LOSS(1)   UNREALIZED)   OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD  RETURN(2)
--------------------------------  ---------  --------  ------------  ----------  ---------  -------  -------  ------  ---------
LARGE-CAP GROWTH PORTFOLIO
                                                            CLASS A
10/15/97-10/31/97...............   $12.50     $   --      $(0.71)      $(0.71)    $   --    $   --   $   --   $11.79     (5.68)%
10/31/98........................    11.79      (0.11)       2.05         1.94      (0.01)       --    (0.01)   13.72     16.42
10/31/99........................    13.72      (0.16)       4.67         4.51         --        --       --    18.23     32.87
04/30/00(6).....................    18.23      (0.11)       3.48         3.37         --     (0.55)   (0.55)   21.05     15.95
                                                            CLASS B
10/15/97-10/31/97...............    12.50         --       (0.71)       (0.71)        --        --       --    11.79     (5.68)
10/31/98........................    11.79      (0.21)       2.04         1.83         --        --       --    13.62     15.54
10/31/99........................    13.62      (0.27)       4.63         4.36         --        --       --    17.98     32.01
04/30/00(6).....................    17.98      (0.18)       3.44         3.26         --     (0.55)   (0.55)   20.69     18.42
                                                           CLASS II
10/15/97-10/31/97...............    12.50         --       (0.72)       (0.72)        --        --       --    11.78     (5.76)
10/31/98........................    11.78      (0.20)       2.04         1.84         --        --       --    13.62     15.64
10/31/99........................    13.62      (0.27)       4.62         4.35         --        --       --    17.97     31.94
04/30/00(6).....................    17.97      (0.18)       3.44         3.26         --     (0.55)   (0.55)   20.68     18.43
-------------------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH PORTFOLIO
                                                            CLASS A
11/19/96-10/31/97...............   $12.50     $(0.16)     $ 1.37       $ 1.21     $   --    $   --   $   --   $13.71      9.68%
10/31/98........................    13.71      (0.18)       1.07         0.89         --        --       --    14.60      6.49
10/31/99........................    14.60      (0.21)       4.42         4.21         --     (0.64)   (0.64)   18.17     29.83
04/30/00(6).....................    18.17      (0.14)       5.67         5.53         --     (2.17)   (2.17)   21.53     32.65
                                                            CLASS B
11/19/96-10/31/97...............    12.50      (0.25)       1.38         1.13         --        --       --    13.63      9.04
10/31/98........................    13.63      (0.27)       1.06         0.79         --        --       --    14.42      5.80
10/31/99........................    14.42      (0.31)       4.34         4.03         --     (0.64)   (0.64)   17.81     28.92
04/30/00(6).....................    17.81      (0.20)       5.55         5.35         --     (2.17)   (2.17)   20.99     32.26
                                                           CLASS II
3/06/97-10/31/97................    11.93      (0.18)       1.89         1.71         --        --       --    13.64     14.33
10/31/98........................    13.64      (0.27)       1.06         0.79         --        --       --    14.43      5.79
10/31/99........................    14.43      (0.32)       4.36         4.04         --     (0.64)   (0.64)   17.83     28.97
04/30/00(6).....................    17.83      (0.21)       5.56         5.35         --     (2.17)   (2.17)   21.01     32.22
-------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH PORTFOLIO
                                                            CLASS A
11/19/96-10/31/97...............   $12.50     $(0.11)     $ 3.51       $ 3.40     $   --    $   --   $   --   $15.90     27.20%
10/31/98........................    15.90      (0.16)       0.87         0.71         --     (0.11)   (0.11)   16.50      4.55
10/31/99........................    16.50      (0.23)       9.86         9.63         --        --       --    26.13     58.36
04/30/00(6).....................    26.13      (0.19)       9.90         9.71         --     (3.24)   (3.24)   32.60     38.77
                                                            CLASS B
11/19/96-10/31/97...............    12.50      (0.24)       3.54         3.30         --        --       --    15.80     26.40
10/31/98........................    15.80      (0.27)       0.87         0.60         --     (0.11)   (0.11)   16.29      3.87
10/31/99........................    16.29      (0.37)       9.69         9.32         --        --       --    25.61     57.21
04/30/00(6).....................    25.61      (0.29)       9.70         9.41         --     (3.24)   (3.24)   31.78     38.35
                                                           CLASS II
3/06/97-10/31/97................    13.38      (0.17)       2.59         2.42         --        --       --    15.80     18.09
10/31/98........................    15.80      (0.27)       0.88         0.61         --     (0.11)   (0.11)   16.30      3.94
10/31/99........................    16.30      (0.37)       9.67         9.30         --        --       --    25.60     57.06
04/30/00(6).....................    25.60      (0.29)       9.70         9.41         --     (3.24)   (3.24)   31.77     38.37
                                                            CLASS Z
4/03/98-10/31/98................    18.30      (0.03)      (1.70)       (1.73)        --        --       --    16.57     (9.45)
10/31/99........................    16.57      (0.10)       9.91         9.81         --        --       --    26.38     59.20
04/30/00(6).....................    26.38      (0.10)      10.01         9.91         --     (3.24)   (3.24)   33.05     39.19


                                                                RATIO OF
                                  NET ASSETS    RATIO OF       INVESTMENT
                                    END OF      EXPENSES     INCOME (LOSS)
             PERIOD                 PERIOD     TO AVERAGE    TO AVERAGE NET  PORTFOLIO
             ENDED                 (000'S)    NET ASSETS(4)    ASSETS(4)     TURNOVER
--------------------------------  ----------  -------------  --------------  ---------
LARGE-CAP GROWTH PORTFOLIO
                                                        CLASS A
10/15/97-10/31/97...............   $ 23,609        1.78%(3)        0.34%(3)       1%
10/31/98........................     14,390        1.78           (0.90)         30
10/31/99........................     28,050        1.78           (0.98)         66
04/30/00(6).....................     35,078        1.78(3)(5)      (1.10)(3)(5)     27
                                                        CLASS B
10/15/97-10/31/97...............        773        2.43(3)        (0.84)(3)       1
10/31/98........................     26,125        2.43           (1.54)         30
10/31/99........................     51,691        2.43           (1.63)         66
04/30/00(6).....................     63,088        2.43(3)(5)      (1.75)(3)(5)     27
                                                        CLASS II
10/15/97-10/31/97...............        166        2.43(3)        (0.42)(3)       1
10/31/98........................      7,317        2.43           (1.54)         30
10/31/99........................     18,659        2.43           (1.63)         66
04/30/00(6).....................     29,564        2.43(3)(5)      (1.75)(3)(5)     27
--------------------------------
MID-CAP GROWTH PORTFOLIO
                                                        CLASS A
11/19/96-10/31/97...............   $ 18,404        1.85%(3)       (1.19)%(3)     97%
10/31/98........................     32,115        1.78           (1.19)        135
10/31/99........................     38,991        1.76           (1.22)        112
04/30/00(6).....................     52,858        1.78(3)(5)      (1.31)(3)(5)     87
                                                        CLASS B
11/19/96-10/31/97...............     35,739        2.47(3)        (1.92)(3)      97
10/31/98........................     58,555        2.43           (1.84)        135
10/31/99........................     70,477        2.40           (1.87)        112
04/30/00(6).....................     94,005        2.43(3)(5)      (1.96)(3)(5)     87
                                                        CLASS II
3/06/97-10/31/97................      4,685        2.45(3)        (1.97)(3)      97
10/31/98........................      9,482        2.43           (1.84)        135
10/31/99........................     13,396        2.43           (1.89)        112
04/30/00(6).....................     26,452        2.43(3)(5)      (1.98)(3)(5)     87
--------------------------------
AGGRESSIVE GROWTH PORTFOLIO
                                                        CLASS A
11/19/96-10/31/97...............   $ 38,537        1.84%(3)       (0.77)%(3)    150%
10/31/98........................     55,925        1.78           (0.95)        142
10/31/99........................    100,468        1.76           (1.00)        126
04/30/00(6).....................    153,538        1.78(3)(5)      (1.16)(3)(5)     61
                                                        CLASS B
11/19/96-10/31/97...............     48,594        2.47(3)        (1.58)(3)     150
10/31/98........................     74,998        2.43           (1.60)        142
10/31/99........................    140,508        2.39           (1.64)        126
04/30/00(6).....................    219,081        2.43(3)(5)      (1.81)(3)(5)     61
                                                        CLASS II
3/06/97-10/31/97................      5,939        2.45(3)        (1.68)(3)     150
10/31/98........................     10,568        2.43           (1.60)        142
10/31/99........................     25,331        2.41           (1.65)        126
04/30/00(6).....................     66,189        2.43(3)(5)      (1.79)(3)(5)     61
                                                        CLASS Z
4/03/98-10/31/98................        346        1.21(3)        (0.36)(3)     142
10/31/99........................        624        1.21           (0.45)        126
04/30/00(6).....................      1,893        1.21(3)(5)      (0.56)(3)(5)     61

------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                         10/31/97  10/31/98  10/31/99  4/30/00                           10/31/97  10/31/98  10/31/99  4/30/00
                         --------  --------  --------  -------                           --------  --------  --------  -------
Large-Cap Growth A.....    0.59%     0.72%     0.31%       --   Aggressive Growth A....    0.26%     0.27%     0.08%       --
Large-Cap Growth B.....    1.53%     0.80%     0.30%       --   Aggressive Growth B....    0.32%     0.28%     0.06%       --
Large-Cap Growth II....    3.29%     1.42%     0.41%       --   Aggressive Growth II...    0.73%     0.44%     0.10%       --
Mid-Cap Growth A.......    0.34%     0.30%     0.12%       --   Aggressive Growth Z....      --      7.62%     4.71%     2.14%
Mid-Cap Growth B.......    0.42%     0.33%     0.12%       --
Mid-Cap Growth II......    0.96%     0.39%     0.24%     0.02%

(5) The expense ratio reflects a gross up of custody expense credits
(6) Unaudited

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

                                                            NET                   DIVIDENDS
                                                NET     GAIN (LOSS)     TOTAL       FROM     DISTRI-            NET
                                  NET ASSET   INVEST-    ON INVEST-      FROM        NET     BUTIONS           ASSET
                                   VALUE,      MENT     MENTS (BOTH    INVEST-     INVEST-    FROM     TOTAL   VALUE,
             PERIOD               BEGINNING   INCOME    REALIZED AND     MENT       MENT     CAPITAL  DISTRI-  END OF    TOTAL
             ENDED                OF PERIOD  (LOSS)(1)  UNREALIZED)   OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD  RETURN(2)
--------------------------------  ---------  ---------  ------------  ----------  ---------  -------  -------  ------  ---------
FOCUSED GROWTH AND INCOME
                                                            CLASS A
10/15/97-10/31/97...............   $12.50     $(0.01)      $(0.53)      $(0.52)    $   --    $   --   $   --   $11.98    (4.16)%
10/31/98........................    11.98       0.03         1.04         1.07      (0.01)       --    (0.01)   13.04     8.95
10/31/99........................    13.04      (0.04)        4.30         4.26         --     (0.18)   (0.18)   17.12    33.10
04/30/00(6).....................    17.12      (0.07)        4.20         4.13         --     (0.98)   (0.98)   20.27    24.48
                                                            CLASS B
10/15/97-10/31/97...............    12.50         --        (0.54)       (0.54)        --        --       --    11.96    (4.32)
10/31/98........................    11.96      (0.07)        1.08         1.01      (0.01)       --    (0.01)   12.96     8.43
10/31/99........................    12.96      (0.13)        4.25         4.12         --     (0.18)   (0.18)   16.90    32.21
04/30/00(6).....................    16.90      (0.13)        4.14         4.01         --     (0.98)   (0.98)   19.93    24.08
                                                            CLASS II
10/15/97-10/31/97...............    12.50         --        (0.53)       (0.53)        --        --       --    11.97    (4.24)
10/31/98........................    11.97      (0.07)        1.06         0.99      (0.01)       --    (0.01)   12.95     8.26
10/31/99........................    12.95      (0.14)        4.26         4.12         --     (0.18)   (0.18)   16.89    32.24
04/30/00(6).....................    16.89      (0.13)        4.13         4.00         --     (0.98)   (0.98)   19.91    24.03
--------------------------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE PORTFOLIO
                                                            CLASS A
10/15/97-10/31/97...............   $12.50     $ 0.01       $(0.65)      $(0.64)    $   --    $   --   $   --   $11.86    (5.12)%
10/31/98........................    11.86       0.03         0.71         0.74      (0.01)       --    (0.01)   12.59     6.22
10/31/99........................    12.59       0.05         1.49         1.54         --     (0.08)   (0.08)   14.05    12.28
04/30/00(6).....................    14.05         --         0.92         0.92         --     (0.32)   (0.32)   14.65     6.71
                                                            CLASS B
10/15/97-10/31/97...............    12.50         --        (0.64)       (0.64)        --        --       --    11.86    (5.12)
10/31/98........................    11.86      (0.04)        0.69         0.65         --        --       --    12.51     5.52
10/31/99........................    12.51      (0.05)        1.49         1.44         --     (0.08)   (0.08)   13.87    11.55
04/30/00(6).....................    13.87      (0.04)        0.90         0.86         --     (0.32)   (0.32)   14.41     6.36
                                                            CLASS II
10/15/97-10/31/97...............    12.50         --        (0.64)       (0.64)        --        --       --    11.86    (5.12)
10/31/98........................    11.86      (0.04)        0.69         0.65         --        --       --    12.51     5.52
10/31/99........................    12.51      (0.04)        1.48         1.44         --     (0.08)   (0.08)   13.87    11.55
04/30/00(6).....................    13.87      (0.04)        0.91         0.87         --     (0.32)   (0.32)   14.42     6.43
                                                            CLASS Z
4/16/98-10/31/98................    13.86       0.06        (1.27)       (1.21)     (0.01)       --    (0.01)   12.64    (8.72)
10/31/99........................    12.64       0.13         1.49         1.62         --     (0.08)   (0.08)   14.18    12.87
04/30/00(6).....................    14.18       0.04         0.94         0.98         --     (0.32)   (0.32)   14.84     7.08


                                                                RATIO OF
                                  NET ASSETS    RATIO OF       INVESTMENT
                                    END OF      EXPENSES     INCOME (LOSS)
             PERIOD                 PERIOD     TO AVERAGE    TO AVERAGE NET  PORTFOLIO
             ENDED                 (000'S)    NET ASSETS(4)    ASSETS(4)     TURNOVER
--------------------------------  ----------  -------------  --------------  ---------
FOCUSED GROWTH AND INCOME
                                                        CLASS A
10/15/97-10/31/97...............   $ 23,593        1.78%(3)        1.35%(3)       2%
10/31/98........................      9,799        1.78            0.22          98
10/31/99........................     29,281        1.54           (0.26)        165
04/30/00(6).....................     54,712        1.46(3)(5)      (0.68)(3)(5)     61
                                                        CLASS B
10/15/97-10/31/97...............        941        2.43(3)         0.29(3)        2
10/31/98........................     16,157        2.43           (0.52)         98
10/31/99........................     39,636        2.20           (0.87)        165
04/30/00(6).....................     74,662        2.10(3)(5)      (1.33)(3)(5)     61
                                                        CLASS II
10/15/97-10/31/97...............        143        2.43(3)         0.54(3)        2
10/31/98........................      2,490        2.43           (0.53)         98
10/31/99........................     15,619        2.16           (0.97)        165
04/30/00(6).....................     51,657        2.10(3)(5)      (1.31)(3)(5)     61
--------------------------------
LARGE-CAP VALUE PORTFOLIO
                                                        CLASS A
10/15/97-10/31/97...............   $ 23,240        1.78%(3)        1.07%(3)      --%
10/31/98........................     12,921        1.78            0.22          37
10/31/99........................     15,996        1.78            0.34          42
04/30/00(6).....................     16,169        1.78(3)(5)       0.01(3)(5)     60
                                                        CLASS B
10/15/97-10/31/97...............      1,325        2.43(3)         0.22(3)       --
10/31/98........................     28,149        2.43           (0.34)         37
10/31/99........................     31,422        2.43           (0.33)         42
04/30/00(6).....................     31,300        2.43(3)(5)      (0.64)(3)(5)     60
                                                        CLASS II
10/15/97-10/31/97...............        172        2.43(3)         0.53(3)       --
10/31/98........................      5,823        2.43           (0.31)         37
10/31/99........................     10,664        2.43           (0.28)         42
04/30/00(6).....................     15,029        2.43(3)(5)      (0.65)(3)(5)     60
                                                        CLASS Z
4/16/98-10/31/98................        207        1.21(3)         0.97(3)       37
10/31/99........................        241        1.21            0.89          42
04/30/00(6).....................        674        1.21(3)(5)       0.56(3)(5)     60

------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                         10/31/97  10/31/98  10/31/99  4/30/00                           10/31/97  10/31/98  10/31/99  4/30/00
                         --------  --------  --------  -------                           --------  --------  --------  -------
Focused Growth and
  Income A.............    0.58%     0.62%     0.37%     0.33 % Large-Cap Value A......    0.58%     0.67%     0.17%     0.17%
                                                                Large-Cap Value B......    1.16%     0.61%     0.16%     0.14%
Focused Growth and
  Income B.............    1.26%     0.67%     0.44%     0.29%  Large-Cap Value II.....    3.22%     1.14%     0.22%     0.21%
                                                                Large-Cap Value Z......      --     11.77%    11.86%     8.18%
Focused Growth and
  Income II............    3.12%     2.11%     0.60%     0.30%

(5) The expense ratio reflects a gross up of custody expense credits
(6) Unaudited

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

                                                            NET                   DIVIDENDS
                                                NET     GAIN (LOSS)     TOTAL       FROM     DISTRI-            NET
                                  NET ASSET   INVEST-    ON INVEST-      FROM        NET     BUTIONS           ASSET
                                   VALUE,      MENT     MENTS (BOTH    INVEST-     INVEST-    FROM     TOTAL   VALUE,
             PERIOD               BEGINNING   INCOME    REALIZED AND     MENT       MENT     CAPITAL  DISTRI-  END OF    TOTAL
             ENDED                OF PERIOD  (LOSS)(1)  UNREALIZED)   OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD  RETURN(2)
--------------------------------  ---------  ---------  ------------  ----------  ---------  -------  -------  ------  ---------
VALUE PORTFOLIO
                                                            CLASS A
11/16/96-10/31/97...............   $ 12.50    $   --       $ 3.59       $ 3.59     $   --    $   --   $   --   $16.09    28.72%
10/31/98........................     16.09        --        (0.51)       (0.51)        --     (0.59)   (0.59)   14.99    (3.32)
10/31/99........................     14.99      0.07         1.76         1.83         --        --       --    16.82    12.21
04/30/00(6).....................     16.82      0.02         1.00         1.02         --     (0.77)   (0.77)   17.07     6.37
                                                            CLASS B
11/16/96-10/31/97...............     12.50     (0.11)        3.61         3.50         --        --       --    16.00    28.00
10/31/98........................     16.00     (0.10)       (0.50)       (0.60)        --     (0.59)   (0.59)   14.81    (3.92)
10/31/99........................     14.81     (0.03)        1.73         1.70         --        --       --    16.51    11.48
04/30/00(6).....................     16.51     (0.03)        0.98         0.95         --     (0.77)   (0.77)   16.69     6.06
                                                            CLASS II
3/06/97-10/31/97................     13.56     (0.08)        2.52         2.44         --        --       --    16.00    17.99
10/31/98........................     16.00     (0.11)       (0.49)       (0.60)        --     (0.59)   (0.59)   14.81    (3.92)
10/31/99........................     14.81     (0.03)        1.73         1.70         --        --       --    16.51    11.48
04/30/00(6).....................     16.51     (0.03)        0.97         0.94         --     (0.77)   (0.77)   16.68     5.99
                                                            CLASS Z
4/03/98-10/31/98................     17.62      0.05        (2.63)       (2.58)        --        --       --    15.04   (14.64)
10/31/99........................     15.04      0.17         1.76         1.93         --        --       --    16.97    12.83
04/30/00(6).....................     16.97      0.05         1.02         1.07         --     (0.77)   (0.77)   17.27     6.62
--------------------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE PORTFOLIO
                                                            CLASS A
10/15/97-10/31/97...............   $ 12.50    $ 0.01       $(0.37)      $(0.36)    $   --    $   --   $   --   $12.14    (2.88)%
10/31/98........................     12.14      0.05        (1.36)       (1.31)     (0.01)       --    (0.01)   10.82   (10.79)
10/31/99........................     10.82      0.05         0.83         0.88         --        --       --    11.70     8.13
04/30/00(6).....................     11.70      0.04         1.18         1.22         --        --       --    12.92    10.43
                                                            CLASS B
10/15/97-10/31/97...............     12.50      0.01        (0.38)       (0.37)        --        --       --    12.13    (2.96)
10/31/98........................     12.13     (0.05)       (1.33)       (1.38)     (0.01)       --    (0.01)   10.74   (11.40)
10/31/99........................     10.74     (0.03)        0.83         0.80         --        --       --    11.54     7.45
04/30/00(6).....................     11.54      0.01         1.16         1.17         --        --       --    12.71    10.14
                                                            CLASS II
10/15/97-10/31/97...............     12.50      0.01        (0.37)       (0.36)        --        --       --    12.14    (2.88)
10/31/98........................     12.14     (0.06)       (1.33)       (1.39)     (0.01)       --    (0.01)   10.74   (11.47)
10/31/99........................     10.74     (0.03)        0.84         0.81         --        --       --    11.55     7.54
04/30/00(6).....................     11.55        --         1.16         1.16         --        --       --    12.71    10.04
                                                            CLASS Z
4/03/98-10/31/98................     13.63      0.04        (2.80)       (2.76)     (0.02)       --    (0.02)   10.85   (20.30)
10/31/99........................     10.85      0.11         0.83         0.94         --        --       --    11.79     8.66
04/30/00(6).....................     11.79      0.08         1.19         1.27         --        --       --    13.06    10.77
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
                                                            CLASS A
11/19/96-10/31/97...............   $ 12.50    $ 0.01       $(0.05)      $(0.04)    $   --    $   --   $   --   $12.46    (0.32)%
10/31/98........................     12.46     (0.01)       (0.01)       (0.02)        --     (0.22)   (0.22)   12.22    (0.09)
10/31/99........................     12.22     (0.03)        2.12         2.09         --     (0.05)   (0.05)   14.26    17.15
04/30/00(6).....................     14.26     (0.09)        2.17         2.08         --        --       --    16.34    14.59
                                                            CLASS B
11/19/96-10/31/97...............     12.50     (0.09)       (0.03)       (0.12)        --        --       --    12.38    (0.96)
10/31/98........................     12.38     (0.09)          --        (0.09)        --     (0.22)   (0.22)   12.07    (0.67)
10/31/99........................     12.07     (0.12)        2.08         1.96         --     (0.05)   (0.05)   13.98    16.29
04/30/00(6).....................     13.98     (0.14)        2.13         1.99         --        --       --    15.97    14.23
                                                            CLASS II
3/06/97-10/31/97................     12.60     (0.07)       (0.15)       (0.22)        --        --       --    12.38    (1.75)
10/31/98........................     12.38     (0.09)          --        (0.09)        --     (0.22)   (0.22)   12.07    (0.67)
10/31/99........................     12.07     (0.13)        2.10         1.97         --     (0.05)   (0.05)   13.99    16.37
04/30/00(6).....................     13.99     (0.14)        2.12         1.98         --        --       --    15.97    14.15
                                                            CLASS Z
4/06/98-10/31/98................     13.87      0.03        (1.63)       (1.60)        --        --       --    12.27   (11.54)
10/31/99........................     12.27      0.03         2.16         2.19         --     (0.05)   (0.05)   14.41    17.90
04/30/00(6).....................     14.41      0.01         2.14         2.15         --        --       --    16.56    14.92


                                                                RATIO OF
                                  NET ASSETS    RATIO OF       INVESTMENT
                                    END OF      EXPENSES     INCOME (LOSS)
             PERIOD                 PERIOD     TO AVERAGE    TO AVERAGE NET  PORTFOLIO
             ENDED                 (000'S)    NET ASSETS(4)    ASSETS(4)     TURNOVER
--------------------------------  ----------  -------------  --------------  ---------
VALUE PORTFOLIO
                                                        CLASS A
11/16/96-10/31/97...............   $ 48,377        1.84%(3)          --%(3)      48%
10/31/98........................     71,116        1.78           (0.01)         69
10/31/99........................     58,581        1.77            0.43         118
04/30/00(6).....................     50,918        1.78(3)(5)       0.29(3)(5)     48
                                                        CLASS B
11/16/96-10/31/97...............     77,534        2.46(3)        (0.74)(3)      48
10/31/98........................    111,030        2.43           (0.66)         69
10/31/99........................     95,112        2.40           (0.19)        118
04/30/00(6).....................     80,860        2.43(3)(5)      (0.36)(3)(5)     48
                                                        CLASS II
3/06/97-10/31/97................      9,384        2.45(3)        (0.78)(3)      48
10/31/98........................     15,260        2.43           (0.66)         69
10/31/99........................     12,976        2.42           (0.21)        118
04/30/00(6).....................     13,386        2.43(3)(5)      (0.37)(3)(5)     48
                                                        CLASS Z
4/03/98-10/31/98................        101        1.21(3)         0.62(3)       69
10/31/99........................         74        1.21            0.98         118
04/30/00(6).....................        373        1.21(3)(5)       0.63(3)(5)     48
--------------------------------
SMALL-CAP VALUE PORTFOLIO
                                                        CLASS A
10/15/97-10/31/97...............   $ 21,346        1.78%(3)        2.57%(3)      --%
10/31/98........................     15,051        1.78            0.42          50
10/31/99........................     15,473        1.78            0.39         102
04/30/00(6).....................     14,896        1.78(3)(5)       0.73(3)(5)     35
                                                        CLASS B
10/15/97-10/31/97...............      3,112        2.43(3)         1.75(3)       --
10/31/98........................     25,954        2.43           (0.44)         50
10/31/99........................     22,601        2.43           (0.26)        102
04/30/00(6).....................     21,108        2.43(3)(5)       0.09(3)(5)     35
                                                        CLASS II
10/15/97-10/31/97...............        525        2.43(3)         1.75(3)       --
10/31/98........................      5,968        2.43           (0.48)         50
10/31/99........................      7,230        2.43           (0.26)        102
04/30/00(6).....................      9,604        2.43(3)(5)       0.07(3)(5)     35
                                                        CLASS Z
4/03/98-10/31/98................        142        1.21(3)         0.70(3)       50
10/31/99........................         78        1.21            0.96         102
04/30/00(6).....................        346        1.21(3)(5)       1.28(3)(5)     35
--------------------------------
INTERNATIONAL EQUITY PORTFOLIO
                                                        CLASS A
11/19/96-10/31/97...............   $ 24,365        2.10%(3)        0.07%(3)      70%
10/31/98........................     28,418        2.03           (0.11)        114
10/31/99........................     29,324        2.03           (0.23)        102
04/30/00(6).....................     37,129        2.03(3)(5)      (1.04)(3)(5)     41
                                                        CLASS B
11/19/96-10/31/97...............     42,656        2.72(3)        (0.69)(3)      70
10/31/98........................     47,817        2.68           (0.74)        114
10/31/99........................     47,342        2.68           (0.92)        102
04/30/00(6).....................     56,904        2.68(3)(5)      (1.72)(3)(5)     41
                                                        CLASS II
3/06/97-10/31/97................      4,459        2.70(3)        (0.75)(3)      70
10/31/98........................      7,982        2.68           (0.71)        114
10/31/99........................     11,709        2.68           (0.95)        102
04/30/00(6).....................     18,875        2.68(3)(5)      (1.67)(3)(5)     41
                                                        CLASS Z
4/06/98-10/31/98................        145        1.46(3)         0.40(3)      114
10/31/99........................         32        1.46            0.19         102
04/30/00(6).....................        326        1.46(3)(5)       0.13(3)(5)     41

------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                      10/31/97  10/31/98  10/31/99  4/30/00                              10/31/97  10/31/98  10/31/99  4/30/00
                      --------  --------  --------  -------                              --------  --------  --------  -------
Value A.............    0.28%     0.17%     0.04%     0.10%  Small-Cap Value II........    1.42%     1.05%     0.36%     0.27%
Value B.............    0.34%     0.19%     0.02%     0.10%  Small-Cap Value Z.........      --     20.37%    20.90%    16.31%
Value II............    0.63%     0.21%     0.13%     0.14%  International Equity A....    0.37%     0.45%     0.25%     0.03%
Value Z.............      --     28.83%    23.27%    14.77%  International Equity B....    0.45%     0.48%     0.24%     0.03%
Small-Cap Value A...    0.57%     0.66%     0.29%     0.19%  International Equity II...    0.87%     0.55%     0.33%     0.08%
Small-Cap Value B...    0.74%     0.62%     0.31%     0.20%  International Equity Z....      --     16.25%    26.35%    23.65%

(5) The expense ratio reflects a gross up of custody expense credits
(6) Unaudited

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

                                                            NET                   DIVIDENDS
                                                NET     GAIN (LOSS)     TOTAL       FROM     DISTRI-            NET
                                  NET ASSET   INVEST-    ON INVEST-      FROM        NET     BUTIONS           ASSET
                                   VALUE,      MENT     MENTS (BOTH    INVEST-     INVEST-    FROM     TOTAL   VALUE,
             PERIOD               BEGINNING   INCOME    REALIZED AND     MENT       MENT     CAPITAL  DISTRI-  END OF    TOTAL
             ENDED                OF PERIOD  (LOSS)(1)  UNREALIZED)   OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD  RETURN(2)
--------------------------------  ---------  ---------  ------------  ----------  ---------  -------  -------  ------  ---------
FOCUS PORTFOLIO
                                                            CLASS A
6/08/98-10/31/98................   $ 12.50    $(0.01)      $ 0.11       $ 0.10     $   --    $   --   $   --   $12.60     0.80%
10/31/99........................     12.60     (0.12)        6.75         6.63         --        --       --    19.23    52.62
04/30/00(6).....................     19.23     (0.08)        5.22         5.14         --     (0.09)   (0.09)   24.28    26.80
                                                            CLASS B
6/08/98-10/31/98................     12.50     (0.04)        0.10         0.06         --        --       --    12.56     0.48
10/31/99........................     12.56     (0.23)        6.72         6.49         --        --       --    19.05    51.67
04/30/00(6).....................     19.05     (0.16)        5.17         5.01         --     (0.09)   (0.09)   23.97    26.37
                                                            CLASS II
6/08/98-10/31/98................     12.50     (0.04)        0.10         0.06         --        --       --    12.56     0.48
10/31/99........................     12.56     (0.23)        6.72         6.49         --        --       --    19.05    51.67
04/30/00(6).....................     19.05     (0.16)        5.17         5.01         --     (0.09)   (0.09)   23.97    26.37
                                                            CLASS Z
7/07/99-10/31/99................     18.18        --         1.09         1.09         --        --       --    19.27     6.00
04/30/00(6).....................     19.27     (0.01)        5.22         5.21         --     (0.09)   (0.09)   24.39    27.11
--------------------------------------------------------------------------------------------------------------------------------
FOCUSED VALUE PORTFOLIO
                                                            CLASS A
11/01/99-4/30/00(6).............   $ 12.50    $ 0.02       $ 1.35       $ 1.37     $   --    $   --   $   --   $13.87    10.96%
                                                            CLASS B
11/01/99-4/30/00(6).............     12.50     (0.04)        1.37         1.33         --        --       --    13.83    10.64
                                                            CLASS II
11/01/99-4/30/00(6).............     12.50     (0.04)        1.37         1.33         --        --       --    13.83    10.64


                                                                RATIO OF
                                  NET ASSETS    RATIO OF       INVESTMENT
                                    END OF      EXPENSES     INCOME (LOSS)
             PERIOD                 PERIOD     TO AVERAGE    TO AVERAGE NET  PORTFOLIO
             ENDED                 (000'S)    NET ASSETS(4)    ASSETS(4)     TURNOVER
--------------------------------  ----------  -------------  --------------  ---------
FOCUS PORTFOLIO
                                                        CLASS A
6/08/98-10/31/98................   $ 29,770        1.45%(3)       (0.21)%(3)    106%
10/31/99........................    169,734        1.45           (0.70)        161
04/30/00(6).....................    357,433        1.45(3)(5)      (0.68)(3)(5)    105
                                                        CLASS B
6/08/98-10/31/98................     45,817        2.10(3)        (0.92)(3)     106
10/31/99........................    271,531        2.10           (1.34)        161
04/30/00(6).....................    588,621        2.10(3)(5)      (1.33)(3)(5)    105
                                                        CLASS II
6/08/98-10/31/98................     35,387        2.10(3)        (0.93)(3)     106
10/31/99........................    261,536        2.10           (1.34)        161
04/30/00(6).....................    707,142        2.10(3)(5)      (1.33)(3)(5)    105
                                                        CLASS Z
7/07/99-10/31/99................      2,522        0.93(3)        (0.09)(3)     161
04/30/00(6).....................     11,946        0.88(3)(5)      (0.10)(3)(5)    105
--------------------------------
FOCUSED VALUE PORTFOLIO
                                                        CLASS A
11/01/99-4/30/00(6).............   $ 22,927        1.55%(3)(5)       0.32%(3)(5)     77%
                                                        CLASS B
11/01/99-4/30/00(6).............     14,512        2.20(3)(5)      (0.54)(3)(5)     77
                                                        CLASS II
11/01/99-4/30/00(6).............     35,589        2.20(3)(5)      (0.56)(3)(5)     77

------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                                10/31/97  10/31/98  10/31/99  4/30/00                                    4/30/00
                                --------  --------  --------  -------                                    -------
Focus A.......................      --      0.32%     0.18%     0.10%    Focused Value A...............    0.61%
Focus B.......................      --      0.32%     0.16%     0.10%    Focused Value B...............    0.83%
Focus II......................      --      0.32%     0.17%     0.09%    Focused Value II..............    0.68%
Focus Z.......................      --        --      2.23%     0.33%

(5) The expense ratio reflects a gross up of custody expense credits
(6) Unaudited

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

Large-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--95.2%
AEROSPACE & MILITARY TECHNOLOGY--0.3%
  General Motors Corp., Class H+............................          4,100   $     394,881
                                                                              -------------
BANKS--1.0%
  Bank of New York Co., Inc.................................         21,780         894,341
  Chase Manhattan Corp......................................          5,900         425,169
                                                                              -------------
                                                                                  1,319,510
                                                                              -------------
BROADCASTING & MEDIA--10.7%
  AT&T Corp.-Liberty Media Group, Inc., Class A+............         31,775       1,586,764
  Cablevision Systems Corp., Class A+.......................         15,845       1,072,508
  CBS Corp.+................................................         28,675       1,684,656
  Clear Channel Communications, Inc.+.......................          9,300         669,600
  Comcast Corp., Class A+...................................         52,220       2,092,064
  Grupo Televisa SA GDR+....................................         10,550         669,266
  Interpublic Group of Cos., Inc............................         13,100         537,100
  Omnicom Group, Inc........................................          6,200         564,588
  Time Warner, Inc..........................................         34,610       3,112,737
  Univision Communications, Inc., Class A+..................          4,600         502,550
  Viacom, Inc., Class B+....................................         20,340       1,105,987
                                                                              -------------
                                                                                 13,597,820
                                                                              -------------
COMMUNICATION EQUIPMENT--3.4%
  Broadcom Corp., Class A+..................................          1,300         224,088
  Ericsson L.M. Telecommunications Co., ADR Class B.........          8,400         742,875
  JDS Uniphase Corp.+.......................................          3,300         342,169
  Lucent Technologies, Inc..................................         29,220       1,817,119
  Metromedia Fiber Network, Inc., Class A+..................          6,400         197,600
  QUALCOMM, Inc.+...........................................          1,600         173,500
  Tellabs, Inc.+............................................         16,200         887,962
                                                                              -------------
                                                                                  4,385,313
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--4.4%
  Compaq Computer Corp......................................         11,000         321,750
  Dell Computer Corp.+......................................         40,955       2,052,869
  Hewlett-Packard Co........................................         22,400       3,024,000
  Lexmark International Group, Inc., Class A+...............          1,600         188,800
                                                                              -------------
                                                                                  5,587,419
                                                                              -------------
COMPUTER SOFTWARE--11.7%
  Cisco Systems, Inc.+......................................         60,950       4,225,549
  Electronic Data Systems Corp..............................         20,100       1,381,875
  EMC Corp.+................................................         20,985       2,915,603
  Equant NV NY Registry Shares+.............................          5,100         397,800
  Microsoft Corp.+..........................................         48,125       3,356,719
  Sun Microsystems, Inc.+...................................         25,200       2,316,825


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMPUTER SOFTWARE (CONTINUED)
  Sycamore Networks, Inc.+..................................            400          31,400
  VERITAS Software Corp.+...................................          3,300   $     353,977
                                                                              -------------
                                                                                 14,979,748
                                                                              -------------
DRUGS--5.2%
  American Home Products Corp...............................         13,700         769,769
  Bristol-Myers Squibb Co.(1)...............................         16,000         839,000
  Glaxo Wellcome PLC ADR....................................          8,400         527,625
  Merck & Co., Inc..........................................          6,100         423,950
  Pfizer, Inc.(1)...........................................         50,000       2,106,250
  Pharmacia Corp............................................         15,896         793,807
  Schering-Plough Corp.(1)..................................         29,275       1,180,148
                                                                              -------------
                                                                                  6,640,549
                                                                              -------------
ELECTRONICS--10.4%
  Applied Materials, Inc.+..................................         26,100       2,657,306
  Applied Micro Circuits Corp.+.............................          2,100         270,638
  ASM Lithography Holdings NV+..............................         36,000       1,440,000
  Intel Corp................................................         19,300       2,447,481
  KLA-Tencor Corp.+(1)......................................          4,700         351,912
  Linear Technology Corp....................................         30,890       1,764,591
  Motorola, Inc.............................................          5,900         702,469
  Solectron Corp.+..........................................         23,200       1,086,050
  STMicroelectronics NV NY Registry Shares..................          1,200         227,625
  Texas Instruments, Inc....................................         14,070       2,291,651
                                                                              -------------
                                                                                 13,239,723
                                                                              -------------
ENERGY SERVICES--0.2%
  Schlumberger Ltd..........................................          2,700         206,719
                                                                              -------------
ENERGY SOURCES--0.7%
  Enron Corp................................................         12,050         839,734
                                                                              -------------
ENTERTAINMENT PRODUCTS--0.5%
  Electronic Arts, Inc.+....................................         10,000         605,000
                                                                              -------------
FINANCIAL SERVICES--8.5%
  American Express Co.......................................         17,155       2,574,322
  Charles Schwab Corp.......................................         23,550       1,047,975
  Citigroup, Inc............................................         52,687       3,131,584
  Federal National Mortgage Association.....................          8,810         531,353
  Merrill Lynch & Co., Inc.(1)..............................          6,000         611,625
  Morgan Stanley, Dean Witter & Co..........................         26,740       2,052,295
  Wells Fargo Co............................................         22,000         903,375
                                                                              -------------
                                                                                 10,852,529
                                                                              -------------
FOOD, BEVERAGE & TOBACCO--2.9%
  Anheuser-Busch Cos., Inc.(1)..............................          7,875         555,680
  Bestfoods.................................................         19,000         954,750
  Coca-Cola Co..............................................         32,100       1,510,706

STYLE SELECT SERIES LOGO

Large-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
FOOD, BEVERAGE & TOBACCO (CONTINUED)
  PepsiCo, Inc..............................................         19,500   $     715,406
                                                                              -------------
                                                                                  3,736,542
                                                                              -------------
HOUSEHOLD PRODUCTS--2.9%
  Estee Lauder Cos., Class A................................          7,600         335,350
  Gillette Co.(1)...........................................         37,000       1,369,000
  Warner-Lambert Co.(1).....................................         17,800       2,025,863
                                                                              -------------
                                                                                  3,730,213
                                                                              -------------
HOUSING--2.6%
  Home Depot, Inc...........................................         60,085       3,368,515
                                                                              -------------
INSURANCE--1.4%
  American International Group, Inc.*.......................         15,625       1,713,867
                                                                              -------------
INTERNET CONTENT--0.3%
  Juniper Networks, Inc.+...................................          1,100         233,956
  VeriSign, Inc.+...........................................          1,400         195,125
                                                                              -------------
                                                                                    429,081
                                                                              -------------
INTERNET SOFTWARE--0.5%
  America Online, Inc.+.....................................         10,900         651,956
                                                                              -------------
LEISURE & TOURISM--2.9%
  Carnival Corp., Class A...................................         14,000         348,250
  Marriott International, Inc., Class A.....................         20,000         640,000
  McDonald's Corp.(1).......................................         38,900       1,483,063
  MGM Grand, Inc............................................         42,700       1,259,650
                                                                              -------------
                                                                                  3,730,963
                                                                              -------------
MEDICAL PRODUCTS--3.5%
  Amgen, Inc.+(1)...........................................          9,700         543,200
  Boston Scientific Corp.+..................................         28,000         742,000
  Genentech, Inc.+..........................................          2,200         257,400
  Johnson & Johnson Co......................................         14,900       1,229,250
  Medtronic, Inc. (1).......................................         22,600       1,173,788
  PE Corp.-PE Biosystems Group..............................          7,840         470,400
                                                                              -------------
                                                                                  4,416,038
                                                                              -------------
MULTI-INDUSTRY--3.5%
  Corning, Inc..............................................          2,100         414,750
  General Electric Co.......................................         21,450       3,373,012
  Tyco International Ltd....................................         15,665         719,611
                                                                              -------------
                                                                                  4,507,373
                                                                              -------------
                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
SECURITY DESCRIPTION                                          (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
RETAIL--5.8%
  Circuit City Stores, Inc.(1)..............................         22,300   $   1,311,519
  Costco Wholesale Corp.+...................................         26,250       1,419,140
  Gap, Inc..................................................         34,000       1,249,500
  Kohl's Corp.+.............................................         17,600         844,800
  Newell Rubbermaid, Inc....................................         18,100         455,894
  Staples, Inc.+............................................         26,220         499,819
  Tiffany & Co..............................................          7,200         523,350
  Wal-Mart Stores, Inc......................................         20,080       1,111,930
                                                                              -------------
                                                                                  7,415,952
                                                                              -------------
TELECOMMUNICATIONS--10.7%
  Allegiance Telecommunications, Inc.+......................          6,250         442,188
  AT&T Wireless Group+......................................          7,100         225,869
  Global Crossing Ltd.+.....................................         10,800         340,200
  Level 3 Communications, Inc.+.............................          3,600         320,400
  Nextel Communications, Inc., Class A+.....................         14,665       1,604,901
  Nokia Corp., Class A ADR..................................         82,600       4,697,875
  NTL, Inc.+................................................          9,725         743,962
  Qwest Communications International, Inc.+.................         24,000       1,041,000
  Sprint Corp. (PCS Group)+.................................         22,040       1,212,200
  Telefonica SA ADR.........................................         13,930         922,862
  Vodafone AirTouch PLC ADR.................................         45,340       2,130,999
                                                                              -------------
                                                                                 13,682,456
                                                                              -------------
TELEPHONE--1.2%
  MCI WorldCom, Inc.+.......................................         27,800       1,263,163
  NEXTLINK Communications, Inc., Class A+...................          3,300         278,231
                                                                              -------------
                                                                                  1,541,394
                                                                              -------------
TOTAL INVESTMENT SECURITIES--95.2%
  (cost $88,241,128)........................................                    121,573,295
                                                                              -------------
SHORT-TERM SECURITIES--2.8%
  American Express Credit Corp. 5.96% due 05/01/00..........  $       1,234       1,234,000
  Federal Home Loan Bank Discount Notes
    5.88% due 05/01/00......................................          1,300       1,300,000
  General Electric Capital Corp. 5.90% due 05/01/00.........          1,000       1,000,000
                                                                              -------------
TOTAL SHORT-TERM SECURITIES
  (cost $3,534,000).........................................                      3,534,000
                                                                              -------------

                                                        STYLE SELECT SERIES LOGO

Large-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
SECURITY DESCRIPTION                                          (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--2.4%
  Agreement with State Street Bank and Trust Co., bearing
    4.75%, dated 04/28/00 to be repurchased 05/01/00 in the
    amount of $3,120,235 collateralized by $2,750,000 U.S.
    Treasury Bond 10.75% due 5/15/03 approximate aggregate
    value $3,184,357
    (cost $3,119,000).......................................  $       3,119   $   3,119,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $94,894,128)........................................          100.4%    128,226,295
Liabilities in excess of other assets.......................           (0.4)       (496,605)
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $ 127,729,690
                                                              =============   =============

------------------
+ Non-income producing security
* Security represents an investment in an affiliated company
ADR ("American Depositary Receipt")
GDR ("Global Depositary Receipt")
(1) Security is traded with rights attached

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--97.0%
AEROSPACE & MILITARY TECHNOLOGY--0.4%
  Titan Corp.+..............................................         17,700   $     759,994
                                                                              -------------
APPAREL & TEXTILES--0.3%
  Jones Apparel Group, Inc.+................................         17,400         516,563
                                                                              -------------
AUTOMOTIVE--0.8%
  Danaher Corp..............................................          7,500         428,437
  Harley-Davidson, Inc.(1)..................................         17,200         684,775
  O'Reilly Automotive, Inc.+................................         18,200         245,700
                                                                              -------------
                                                                                  1,358,912
                                                                              -------------
BANKS--0.1%
  North Fork Bancorp., Inc. (1).............................         15,300         247,669
                                                                              -------------
BROADCASTING & MEDIA--8.1%
  American Tower Corp., Class A+............................         15,800         734,700
  AT&T Corp.-Liberty Media Group, Inc., Class A+............         14,222         710,211
  Cablevision Systems Corp., Class A+.......................         12,000         812,250
  Catalina Marketing Corp.+.................................          5,300         536,625
  Charter Communications, Inc., Class A+....................         13,800         202,688
  Citadel Communications Corp.+.............................         15,100         589,844
  Crown Castle International Corp.+.........................         12,400         475,850
  EchoStar Communications Corp., Class A+...................          9,200         585,925
  GoAmerica, Inc.+..........................................          3,000          29,813
  Harmonic, Inc. +..........................................         11,700         863,606
  Hispanic Broadcasting Corp.+..............................          8,000         808,500
  Infinity Broadcasting Corp., Class A+.....................          5,025         170,536
  Lamar Advertising Co.+....................................         10,900         480,281
  Liberty Digital, Inc., Class A+...........................         13,200         422,400
  Pinnacle Holdings, Inc.+..................................          8,200         460,737
  Reader's Digest Association, Inc., Class A................         19,300         617,600
  RF Micro Devices, Inc.+...................................          5,100         530,719
  Rogers Communications, Inc., Class B+.....................         11,700         304,200
  Sirius Satellite Radio, Inc.+.............................          6,900         273,844
  TMP Worldwide, Inc.+......................................         13,500         882,562
  Tritel, Inc.+.............................................         21,100         688,387
  TV Guide, Inc., Class A+..................................         16,700         497,869
  United States Cellular Corp.+.............................            200          12,013
  UnitedGlobalCom, Inc......................................          3,000         159,375
  Univision Communications, Inc., Class A+..................         10,200       1,114,350
  Vyyo, Inc.+...............................................          5,000         105,625
  Young & Rubicam, Inc......................................         16,600         924,412
                                                                              -------------
                                                                                 13,994,922
                                                                              -------------
BUSINESS SERVICES--5.9%
  Acxiom Corp.+.............................................         16,900   $     456,300
  Applied Micro Circuits Corp.+.............................          6,800         876,350
  Ceridian Corp.+...........................................         18,000         390,375


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
BUSINESS SERVICES (CONTINUED)
  Concord EFS, Inc.+........................................         59,750       1,336,906
  Dycom Industries, Inc.+...................................         17,950         933,400
  Fiserv, Inc.+.............................................         21,675         995,695
  Hertz Corp., Class A......................................         12,600         392,963
  Manpower, Inc.............................................         15,900         561,469
  MedQuist, Inc.+...........................................         10,000         354,375
  National Data Corp........................................          8,000         222,000
  NOVA Corp.+...............................................         28,000         885,500
  Pentair, Inc..............................................         15,200         581,400
  Republic Services, Inc.+..................................         42,000         574,875
  Robert Half International, Inc.+(1).......................         14,000         855,750
  United Rentals, Inc.+.....................................         15,900         215,644
  Viad Corp.................................................         21,400         543,025
                                                                              -------------
                                                                                 10,176,027
                                                                              -------------
CHEMICALS--0.0%
  CK Witco Corp.............................................              3              35
  Great Lakes Chemical Corp.(1).............................          1,500          40,407
                                                                              -------------
                                                                                     40,442
                                                                              -------------
COMMUNICATION EQUIPMENT--3.4%
  ADC Telecommunications, Inc.+.............................         13,700         832,275
  Advanced Fibre Communications, Inc.+......................          9,300         424,894
  Avanex Corp.+.............................................          3,100         377,812
  Broadcom Corp., Class A+..................................          3,000         517,125
  CIENA Corp.+..............................................          5,600         692,300
  Efficient Networks, Inc.+.................................          1,600         105,200
  Finisar Corp.+............................................         15,000         559,687
  Gilat Satellite Networks Ltd.+............................          4,400         377,850
  Globecomm Systems, Inc.+..................................          3,900          73,613
  JDS Uniphase Corp.+.......................................          6,200         642,862
  Mitel Corp.+..............................................         13,900         349,238
  QUALCOMM, Inc.+...........................................          3,500         379,531
  ViaSat, Inc.+.............................................         13,100         613,244
                                                                              -------------
                                                                                  5,945,631
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--1.7%
  CIBER, Inc.+..............................................         21,000         379,313
  Jabil Circuit, Inc.+......................................         23,200         949,750
  Network Appliance, Inc.+..................................          6,200         458,412
  Network Solutions, Inc.+..................................          4,100         606,800
  Tech Data Corp.+..........................................         12,600         528,412
                                                                              -------------
                                                                                  2,922,687
                                                                              -------------
COMPUTER SOFTWARE--7.5%
  Adobe Systems, Inc........................................          6,200         749,813
  Affiliated Computer Services, Inc., Class A+..............         15,900         526,688

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Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
COMPUTER SOFTWARE (CONTINUED)
  Cambridge Technology Partners, Inc.+......................          9,200   $     101,200
  Citrix Systems, Inc.+.....................................         14,200         867,087
  Digex, Inc.+..............................................          7,000         546,000
  E.piphany, Inc.+..........................................          1,400          92,488
  Electronic Arts, Inc.+....................................          3,700         223,850
  eLoyalty Corp.+...........................................          3,600          59,175
  EMC Corp.+................................................          6,200         861,412
  eXcelon Corp.+............................................         27,800         326,650
  HNC Software, Inc.+.......................................          1,400          69,300
  Informatica Corp.+........................................          3,700         155,169
  Intuit, Inc.+.............................................         14,900         535,469
  ISS Group, Inc.+..........................................          9,000         813,938
  Keane, Inc.+..............................................         18,400         531,300
  Mercury Interactive Corp.+................................          9,200         828,000
  Mission Critical Software, Inc.+..........................          3,300         118,800
  NetIQ Corp.+..............................................            700          25,725
  New Era of Networks, Inc.+................................          6,000         188,250
  Novell, Inc.+                                                       7,500         147,188
  Parametric Technology Corp.+..............................         10,300          84,009
  Peregrine Systems, Inc.+..................................         19,300         464,406
  Puma Technology, Inc.+....................................          6,000         183,750
  Rational Software Corp.+..................................         10,900         927,862
  Siebel Systems, Inc.+.....................................         20,700       2,543,512
  SunGard Data Systems, Inc.+...............................         13,100         452,769
  Sycamore Networks, Inc.+..................................          3,000         235,500
  Symantec Corp.+...........................................          2,300         143,606
  Vitria Technology, Inc.+..................................          3,200         118,200
                                                                              -------------
                                                                                 12,921,116
                                                                              -------------
DRUGS--7.8%
  Abgenix, Inc.+............................................          1,400         125,388
  AmeriSource Health Corp., Class A+........................         28,000         560,000
  ArQule, Inc.+.............................................         13,900         164,194
  Biogen, Inc.+ (1).........................................          4,600         270,538
  Biovail Corp.+............................................          9,100         433,956
  Cabot Corp................................................         13,100         353,700
  CV Therapeutics, Inc.+....................................          7,000         279,125
  Genzyme Corp.+............................................          6,200         302,638
  Genzyme Corp.-Surgical Division+..........................            500           4,281
  Gilead Sciences, Inc.+....................................         10,000         541,875
  IDEC Pharmaceuticals Corp.+...............................          3,200         204,800
  Immunex Corp.+............................................          9,300         366,188
  Medarex, Inc.+............................................          7,700         408,100
  MedImmune, Inc.+..........................................         13,400       2,143,162
  Merck & Co., Inc..........................................         13,900         966,050
  Millenium Pharmaceuticals, Inc.+..........................         20,000       1,587,500
  Molecular Devices Corp.+..................................          1,200          51,581
  Omnicare, Inc.............................................         41,000         622,687
  Pfizer, Inc.(1)...........................................         27,800       1,171,075
  Schering-Plough Corp.(1)..................................         11,300         455,531


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
DRUGS (CONTINUED)
  Sepracor, Inc.+...........................................          6,800   $     625,600
  Shire Pharmaceuticals Group ADR+..........................         13,100         527,275
  SuperGen, Inc.+...........................................          8,000         265,000
  Teva Pharmaceutical Industries Ltd. ADR...................         20,000         880,000
  Watson Pharmaceuticals, Inc.+.............................          4,700         211,206
                                                                              -------------
                                                                                 13,521,450
                                                                              -------------
ELECTRICAL EQUIPMENT--1.9%
  Sanmina Corp.+............................................         26,000       1,561,625
  SCI Systems, Inc.+........................................         32,100       1,709,325
                                                                              -------------
                                                                                  3,270,950
                                                                              -------------
ELECTRONICS--13.6%
  Altera Corp.+.............................................          5,000         511,250
  American Superconductor Corp.+............................          4,600         175,663
  Analog Devices, Inc.+(1)..................................         20,700       1,590,019
  Atmel Corp.+..............................................         31,900       1,561,106
  ATMI, Inc.+...............................................          9,600         369,600
  Bookham Technology PLC ADR+...............................          1,900          98,800
  Conexant Systems, Inc.+...................................          6,200         371,225
  CTS Corp..................................................          4,700         296,394
  Flextronics International Ltd.+...........................         13,500         948,375
  JNI Corp.+................................................          9,300         371,419
  KLA-Tencor Corp.+ (1).....................................          6,500         486,687
  Lam Research Corp.+.......................................         13,900         637,662
  Lattice Semiconductor Corp.+..............................         16,900       1,138,637
  LSI Logic Corp.+..........................................          7,200         450,000
  LTX Corp.+................................................         12,300         562,725
  Maxim Integrated Products, Inc.+..........................         30,800       1,996,225
  Metalink Ltd.+............................................         11,100         317,044
  MKS Instruments, Inc.+....................................          9,300         437,100
  Molex, Inc., Class A......................................          9,050         362,000
  Motorola, Inc.............................................          4,702         559,832
  National Semiconductor Corp.+.............................          9,300         564,975
  Novellus Systems, Inc.+...................................         14,100         940,294
  Nu Horizons Electronics Corp.+............................         10,000         178,750
  Pericom Semiconductor Corp.+..............................         10,000         439,375
  PMC-Sierra, Inc.+.........................................         10,700       2,053,062
  QLogic Corp.+.............................................         14,900       1,494,656
  SDL, Inc.+................................................          4,800         936,000
  TelCom Semiconductor, Inc.+...............................         13,900         341,419
  Teleflex, Inc.............................................          9,300         321,431
  TriQuint Semiconductor, Inc.+.............................         10,000       1,028,125
  Varian Semiconductor Equipment Associates, Inc.+..........          4,600         309,350
  Vitesse Semiconductor Corp.+..............................          6,200         421,988
  Waters Corp.+.............................................          7,000         663,250
  Xilinx, Inc.+ (1).........................................          9,800         717,850
                                                                              -------------
                                                                                 23,652,288
                                                                              -------------

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Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
ENERGY SERVICES--5.1%
  Baker Hughes, Inc.........................................          9,300   $     295,856
  BJ Services Co.+..........................................         24,700       1,735,175
  Diamond Offshore Drilling, Inc............................         26,300       1,060,219
  Grant Prideco, Inc.+......................................          6,200         119,350
  Halliburton Co............................................         12,300         543,506
  Marine Drilling Co., Inc.+................................         32,400         842,400
  Nabors Industries, Inc.+..................................         20,000         788,750
  National-Oilwell, Inc.+...................................         20,000         478,750
  Patterson Energy, Inc.+...................................         26,000         734,500
  R & B Falcon Corp.+.......................................         15,000         311,250
  Rowan Cos., Inc.+(1)......................................         24,700         690,056
  Transocean Sedco Forex, Inc...............................         21,600       1,015,200
  Weatherford International, Inc.+..........................          6,200         251,875
                                                                              -------------
                                                                                  8,866,887
                                                                              -------------
ENERGY SOURCES--3.2%
  Apache Corp...............................................          9,300         450,469
  Burlington Resources, Inc.(1).............................         10,800         424,575
  Devon Energy Corp.........................................         28,000       1,349,250
  Enron Corp................................................          9,300         648,094
  Global Marine, Inc.+......................................         51,700       1,240,800
  Millipore Corp............................................          5,900         422,956
  Noble Affiliates, Inc.....................................         11,600         418,325
  Ocean Energy, Inc.+.......................................         37,300         482,569
  Triton Energy Ltd.+.......................................          3,500         127,531
                                                                              -------------
                                                                                  5,564,569
                                                                              -------------
FINANCIAL SERVICES--3.4%
  Capital One Financial Corp................................          8,900         389,375
  E*TRADE Group, Inc.+......................................         17,300         371,950
  Federated Investors, Inc., Class B........................         21,900         618,675
  Goldman Sachs Group, Inc..................................          9,300         867,225
  Heller Financial, Inc.....................................         23,300         452,894
  Lehman Brothers Holdings, Inc.............................          4,600         377,487
  Merrill Lynch & Co., Inc.(1)..............................          9,300         948,019
  Morgan Stanley,
    Dean Witter & Co........................................          9,300         713,775
  NextCard, Inc.+...........................................          4,200          44,362
  Waddell & Reed Financial,
    Inc., Class A...........................................         30,150         802,744
  Waddell & Reed Financial,
    Inc., Class B...........................................         13,050         314,016
                                                                              -------------
                                                                                  5,900,522
                                                                              -------------
GAS & PIPELINE UTILITIES--0.7%
  Avista Corp...............................................         13,900         410,919
  Dynegy, Inc., Class A+....................................         11,796         771,901
                                                                              -------------
                                                                                  1,182,820
                                                                              -------------
HEALTH SERVICES--1.8%
  Allscripts, Inc.+.........................................          4,600         142,600
  Gene Logic, Inc.+.........................................          7,700         206,937
  Health Management Associates, Inc., Class A+..............         54,000   $     860,625


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
HEALTH SERVICES (CONTINUED)
  Incyte Pharmacuticals, Inc.+..............................          1,600         123,200
  Lincare Holdings, Inc.+...................................         38,800       1,183,400
  Medical Manager Corp.+....................................          3,100          99,200
  Wellpoint Health Networks, Inc.+..........................          7,900         582,625
                                                                              -------------
                                                                                  3,198,587
                                                                              -------------
HOUSEHOLD PRODUCTS--1.4%
  Estee Lauder Cos., Class A................................         15,200         670,700
  Warner-Lambert Co. (1)....................................         15,400       1,752,712
                                                                              -------------
                                                                                  2,423,412
                                                                              -------------
INSURANCE--0.9%
  ACE Ltd...................................................         16,300         390,181
  MGIC Investment Corp......................................          8,900         425,531
  Protective Life Corp. (1).................................         11,400         271,463
  Radian Group, Inc.........................................          9,400         478,812
                                                                              -------------
                                                                                  1,565,987
                                                                              -------------
INTERNET CONTENT--3.2%
  ActivCard SA ADR+.........................................          2,300          59,225
  CMGI, Inc.+...............................................          6,700         477,375
  CNET Networks, Inc.+......................................          2,800          96,775
  CyberSource Corp.+........................................          2,500          37,813
  Exodus Communications, Inc.+..............................         19,900       1,759,906
  Foundry Networks, Inc.....................................          3,200         291,200
  GoTo.com, Inc.+...........................................          1,900          64,838
  HomeStore.com, Inc.+......................................         11,900         217,175
  Internet Capital Group, Inc.+.............................          2,200          93,225
  Juniper Networks, Inc.+...................................          2,800         595,525
  MyPoints.com, Inc.+.......................................         12,600         220,500
  PSINet, Inc.+.............................................          7,200         166,950
  PurchasePro.com, Inc.+....................................          1,000          30,000
  S1 Corp.+.................................................          4,300         233,544
  Verio, Inc.+..............................................          6,200         232,887
  VERITAS Software Corp.+...................................          6,950         745,496
  Vicinity Corp.+...........................................            100           1,188
  Visual Networks, Inc.+....................................          1,400          54,600
  Yahoo!, Inc.+.............................................          1,902         247,735
                                                                              -------------
                                                                                  5,625,957
                                                                              -------------
INTERNET SOFTWARE--3.7%
  BEA Systems, Inc.+........................................         12,400         598,300
  BroadVision, Inc.+........................................          9,000         395,437
  Commerce One, Inc.+.......................................          8,700         531,244
  Covad Communications
    Group, Inc.+............................................          3,750         104,063
  Cysive, Inc.+.............................................          7,000         381,062
  Documentum, Inc.+.........................................          9,300         548,700
  Entrade, Inc.+*...........................................         11,250          99,352
  eSPEED, Inc.+.............................................          1,400          66,150
  Inktomi Corp.+............................................         12,000       1,847,250

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Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
INTERNET SOFTWARE (CONTINUED)
  Interliant, Inc.+.........................................         12,300   $     255,225
  Liberate Technologies, Inc.+..............................          1,800          70,425
  Macromedia, Inc.+.........................................          8,000         696,000
  Phone.com, Inc.+..........................................            400          33,600
  Rhythms NetConnections, Inc.+.............................          9,200         190,325
  Selectica, Inc.+..........................................            500          19,000
  USinternetworking, Inc.+..................................         19,500         485,062
  Xpedior, Inc.+............................................          4,600          74,750
                                                                              -------------
                                                                                  6,395,945
                                                                              -------------
LEISURE & TOURISM--1.9%
  Galileo International, Inc................................         18,700         432,437
  MGM Grand, Inc............................................         18,300         539,850
  Outback Steakhouse, Inc.+.................................         15,900         520,725
  Premier Parks, Inc.+......................................         39,600         853,875
  Royal Caribbean Cruises Ltd...............................         10,300         214,369
  Southwest Airlines Co. (1)................................         33,200         720,025
                                                                              -------------
                                                                                  3,281,281
                                                                              -------------
MACHINERY--2.5%
  Dover Corp................................................         12,900         655,481
  Grainger (W. W.), Inc.(1).................................         12,000         520,500
  Kulicke & Soffa Industries, Inc.+.........................          9,300         728,306
  MSC Industrial Direct Co., Inc., Class A+.................         12,100         169,400
  Smith International, Inc.+(1).............................         29,600       2,249,600
                                                                              -------------
                                                                                  4,323,287
                                                                              -------------
MEDICAL PRODUCTS--4.8%
  ABIOMED, Inc.+............................................          4,600         170,775
  Affymetrix, Inc.+.........................................          4,600         621,287
  Celgene Corp.+............................................         13,800         649,462
  Cell Therapeutics, Inc.+..................................         13,900         215,450
  COR Therapeutics, Inc.+...................................          4,600         350,463
  CuraGen Corp.+............................................         13,600         362,100
  Forest Laboratories, Inc.+................................         21,400       1,798,937
  Henry Schein, Inc.+.......................................            200           2,797
  Human Genome Sciences, Inc.+..............................          4,600         352,188
  Invitrogen Corp.+.........................................          6,300         392,963
  Maxim Pharmaceuticals, Inc.+..............................         13,000         503,750
  Mylan Laboratories, Inc...................................         18,200         516,425
  PE Corp.-Celera Genomics+.................................          4,600         379,500
  PE Corp.-PE Biosystems Group..............................         13,200         792,000
  QLT PhotoTherapeutics, Inc.+..............................          3,500         194,469
  Sybron International Corp.+...............................         24,200         753,225
  Valentis, Inc.+...........................................         21,600         194,400
                                                                              -------------
                                                                                  8,250,191
                                                                              -------------
METALS & MINERALS--0.9%
  Allegheny Technologies, Inc...............................          1,900          45,956
  Lone Star Technologies, Inc.+.............................         12,300         567,338
  Martin Marietta Materials, Inc............................          6,300         333,900


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
METALS & MINERALS (CONTINUED)
  Maverick Tube Corp.+......................................         18,500   $     527,250
                                                                              -------------
                                                                                  1,474,444
                                                                              -------------
MULTI-INDUSTRY--1.4%
  Bombardie, Inc., Class B..................................         25,300         679,951
  Corning, Inc..............................................          6,000       1,185,000
  PerkinElmer, Inc..........................................         11,000         602,250
                                                                              -------------
                                                                                  2,467,201
                                                                              -------------
RETAIL--4.2%
  BJ's Wholesale Club, Inc.+................................         15,900         563,456
  Borders Group, Inc.+......................................         11,200         177,800
  Circuit City Stores, Inc.(1)..............................         21,000       1,235,062
  Consolidated Stores Corp.+................................         18,700         232,581
  Costco Wholesale Corp.+...................................          3,700         200,031
  CVS Corp..................................................         11,800         513,300
  eBay, Inc.+...............................................          2,800         445,725
  eToys, Inc.+..............................................          4,600          36,800
  Family Dollar Stores, Inc.................................         29,800         568,063
  HomeGrocer.com, Inc.+.....................................         12,600          63,000
  Priceline.com, Inc.+......................................          3,700         234,025
  ShopKo Stores, Inc.+......................................         14,900         266,338
  Starbucks Corp.+..........................................         16,700         504,914
  Ticketmaster Online-CitySearch, Inc., Class B+............         19,300         386,000
  Tiffany & Co..............................................         10,100         734,144
  TJX Cos., Inc.............................................         27,700         531,494
  Whole Foods Market, Inc.+.................................         13,100         557,569
                                                                              -------------
                                                                                  7,250,302
                                                                              -------------
TELECOMMUNICATIONS--5.3%
  Allegiance Telecom, Inc.+.................................          2,750         194,563
  Allied Riser Communications Corp.+........................         10,000         195,000
  Copper Mountain Networks, Inc.+...........................            700          58,363
  E-Tek Dynamics, Inc.+.....................................          3,000         614,250
  FLAG Telecom Holdings Ltd.+...............................         21,200         413,400
  GT Group Telecom, Inc.+...................................          8,300         107,381
  IDT Corp.+................................................         18,700         591,387
  Intermedia Communications, Inc.+..........................          9,300         378,975
  MasTec, Inc.+.............................................          8,000         691,000
  McLeodUSA, Inc., Class A+.................................         52,400       1,310,000
  Microcell Telecommunications, Inc.+.......................         14,000         488,250
  RIT Technologies Ltd.+....................................         13,900         135,525
  Scientific-Atlanta, Inc. (1)..............................         11,000         715,687
  VoiceStream Wireless Corp.+...............................         15,070       1,491,426
  Western Wireless Corp., Class A+..........................         34,600       1,719,187
  WorldQuest Networks, Inc.+................................          9,300          79,050
                                                                              -------------
                                                                                  9,183,444
                                                                              -------------

STYLE SELECT SERIES LOGO

Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)

                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
TELEPHONE--0.9%
  AT&T Canada, Inc.+........................................          7,500   $     319,688
  NEXTLINK Communications, Inc., Class A+...................          9,700         817,831
  Time Warner Telecom, Inc., Class A+.......................          6,800         372,300
                                                                              -------------
                                                                                  1,509,819
                                                                              -------------
TRANSPORTATION--0.2%
  C.H. Robinson Worldwide, Inc..............................          4,200         210,000
  Expeditors International of Washington, Inc...............          3,700         158,175
                                                                              -------------
                                                                                    368,175
                                                                              -------------
TOTAL INVESTMENT SECURITIES--97.0%
  (cost $141,782,241).......................................                    168,161,481
                                                                              -------------
SHORT-TERM SECURITIES--4.1%
  Cayman Island Time Deposit with State Street Bank and
    Trust Co.
    4.25% due 05/01/00                                        $       1,923       1,923,000
  Federal Home Loan Bank Consolidated Discount Notes
    5.88% due 05/01/00                                                1,151       1,151,000
  Federal Home Loan Mortgage Discount Notes
    5.88% due 05/17/00                                                2,000       1,994,773
  Federal Home Loan Mortgage Discount Notes
    5.90% due 05/16/00                                                2,000       1,982,300
                                                                              -------------
TOTAL SHORT-TERM SECURITIES
  (cost $7,051,073).........................................                      7,051,073
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $148,833,314).......................................          101.1%    175,212,554
Liabilities in excess of other assets.......................           (1.1)     (1,897,547)
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $ 173,315,007
                                                              =============   =============

------------------
+ Non-income producing security
* Resale restricted to qualified institutional buyers ADR ("American Depositary Receipt")
(1) Security is traded with rights attached

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

Aggressive Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--90.8%
AEROSPACE & MILITARY TECHNOLOGY--2.5%
  General Motors Corp., Class H+............................        106,945   $  10,300,140
  HEICO Corp., Class A......................................         42,500         595,000
                                                                              -------------
                                                                                 10,895,140
                                                                              -------------
APPAREL & TEXTILES--0.4%
  Talbots, Inc..............................................         32,900       1,663,506
                                                                              -------------
BANKS--0.1%
  Imperial Bancorp+.........................................         21,784         427,511
                                                                              -------------
BROADCASTING & MEDIA--7.4%
  Cinar Films, Inc., Class B+...............................         33,700         168,500
  Comcast Corp., Class A+...................................         96,390       3,861,624
  Digital Microwave Corp.+..................................         34,400       1,270,650
  EchoStar Communications Corp., Class A+...................        146,900       9,355,694
  Entercom Communications Corp.+............................         10,500         446,250
  Hispanic Broadcasting Corp.+..............................         12,013       1,214,064
  i3 Mobile, Inc.+..........................................         41,300         774,375
  InfoSpace, Inc............................................         24,000       1,723,500
  Insight Communications, Inc., Class A+....................         52,700       1,073,763
  Netro Corp.+..............................................         23,600       1,017,750
  Pegasus Communications Corp.,Class A+.....................         16,200       1,767,825
  Proxim, Inc.+.............................................         10,000         769,375
  RF Micro Devices, Inc.+...................................         15,500       1,612,969
  Spanish Broadcasting
    Systems Inc.,Class A+...................................         48,400         904,475
  Time Warner, Inc..........................................         61,420       5,523,961
  TMP Worldwide, Inc.+......................................         19,400       1,268,275
                                                                              -------------
                                                                                 32,753,050
                                                                              -------------
BUSINESS SERVICES--3.1%
  Aeroflex, Inc.+...........................................         30,300       1,128,675
  DeVry, Inc.+..............................................         54,000       1,285,875
  Forrester Research, Inc.+.................................         36,200       1,640,313
  ITT Educational Services, Inc.+...........................         66,400       1,186,900
  Mobile Mini, Inc.+........................................         35,000         730,625
  On Assignment, Inc.+......................................         72,400       2,271,550
  Paychex, Inc..............................................         35,500       1,868,187
  QRS Corp.+................................................         23,300         768,900
  Vishay Intertechnology, Inc.+.............................         33,625       2,820,297
                                                                              -------------
                                                                                 13,701,322
                                                                              -------------


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------

COMMUNICATION EQUIPMENT--5.0%
  3Com Corp.(1).............................................         38,710   $   1,526,626
  Andrew Corp.+.............................................         60,000       1,766,250
  ANTEC Corp.+..............................................         34,900       1,875,875
  Broadcom Corp., Class A+..................................         17,300       2,982,087
  Finisar Corp.+............................................         49,900       1,861,894
  Harris Corp...............................................         47,500       1,534,844
  JDS Uniphase Corp.+.......................................         17,600       1,824,900
  Natural Microsystems Corp.+...............................         24,700       1,608,587
  Performance Technologies, Inc.+...........................         21,500         751,156
  Powerwave Technologies, Inc.+.............................         14,300       2,975,294
  Research In Motion Ltd.+..................................         53,075       2,255,687
  Spectrasite Holdings, Inc.+...............................         57,800       1,213,800
                                                                              -------------
                                                                                 22,177,000
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--2.6%
  Apple Computer, Inc.+.....................................         71,325       8,848,758
  Network Appliance, Inc.+..................................         34,700       2,565,631
                                                                              -------------
                                                                                 11,414,389
                                                                              -------------
COMPUTER SOFTWARE--10.4%
  CheckFree Holdings Corp.+.................................          7,600         386,175
  Cisco Systems, Inc.+......................................        177,240      12,287,717
  Citrix Systems, Inc.+.....................................         40,200       2,454,712
  E.piphany, Inc.+..........................................          2,300         151,944
  EMC Corp.+................................................         39,135       5,437,319
  i2 Technologies, Inc.+....................................         12,100       1,563,925
  Informix Corp.+...........................................         84,000         924,000
  Mercator Software, Inc.+..................................         30,000       1,104,375
  Mercury Interactive Corp.+................................         23,000       2,070,000
  Micromuse, Inc.+..........................................         16,100       1,579,813
  National Instruments Corp.+...............................         29,875       1,456,406
  Nvidia Corp.+.............................................         14,600       1,301,225
  Oracle Corp.+.............................................         28,200       2,254,237
  Peregrine Systems, Inc.+..................................         43,200       1,039,500
  Pinnacle Systems, Inc.+...................................         40,000         960,000
  Saga Systems, Inc.+.......................................         47,400         882,825
  SeaChange International, Inc.+............................         35,000       1,050,000
  Siebel Systems, Inc.+.....................................         24,500       3,010,437
  Sun Microsystems, Inc.+...................................         10,700         983,731
  SunGard Data Systems, Inc.+...............................         25,000         864,063
  Tibco Software, Inc.+.....................................         18,300       1,629,844
  VERITAS Software Corp.+...................................          9,900       1,061,930
  Wind River Systems, Inc.+.................................         28,000       1,195,250
                                                                              -------------
                                                                                 45,649,428
                                                                              -------------
DRUGS--5.4%
  Abgenix, Inc.+............................................         17,800       1,594,212
  Allergan, Inc.............................................         39,760       2,340,870

STYLE SELECT SERIES LOGO

Aggressive Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
DRUGS (CONTINUED)
  Biovail Corp.+............................................         28,900   $   1,378,169
  Caremark Rx, Inc.+........................................        234,300       1,493,663
  Cephalon, Inc.+...........................................         34,400       1,935,000
  Express Scripts, Inc., Class A+...........................         30,700       1,097,525
  Genzyme Corp.+............................................         19,600         956,725
  IVAX Corp.+...............................................         67,100       1,836,862
  Jones Pharma, Inc.........................................         21,100         607,944
  MedImmune, Inc.+..........................................         42,850       6,853,322
  Millenium Pharmaceuticals, Inc.+..........................         20,000       1,587,500
  Pfizer, Inc.(1)...........................................         54,435       2,293,074
                                                                              -------------
                                                                                 23,974,866
                                                                              -------------
ELECTRONICS--8.3%
  Altera Corp.+.............................................          8,300         848,675
  Burr-Brown Corp.(1)+......................................         50,800       3,460,750
  Coherent, Inc.+...........................................         25,000       1,445,313
  DSP Group, Inc.+..........................................         29,500       2,098,187
  GlobeSpan, Inc.+..........................................         17,000       1,615,000
  Lattice Semiconductor Corp.+..............................         28,400       1,913,450
  Linear Technology Corp....................................         26,000       1,485,250
  Maxim Integrated Products, Inc.+..........................         57,400       3,720,237
  Metalink Ltd.+............................................         44,000       1,256,750
  Metromedia Fiber Network, Inc., Class A+..................         59,220       1,828,418
  Novellus Systems, Inc.+...................................         29,100       1,940,606
  PMC-Sierra, Inc.+.........................................         11,200       2,149,000
  Power-One, Inc.+..........................................         23,900       1,631,175
  Sawtek, Inc.+.............................................         31,900       1,525,219
  Semtech Corp.+............................................         23,000       1,568,313
  Symbol Technologies, Inc..................................         26,250       1,463,438
  Texas Instruments, Inc....................................         29,885       4,867,519
  Varian Semiconductor
    Equipment Associates, Inc.+.............................         25,000       1,681,250
                                                                              -------------
                                                                                 36,498,550
                                                                              -------------
ENERGY SERVICES--6.0%
  BJ Services Co.+..........................................         86,000       6,041,500
  Cooper Cameron Corp.+.....................................         40,400       3,030,000
  Diamond Offshore Drilling, Inc............................         27,900       1,124,719
  Grant Prideco, Inc.+......................................         65,200       1,255,100
  Nabors Industries, Inc.+..................................        101,100       3,987,131
  National-Oilwell, Inc.+...................................         48,000       1,149,000
  Precision Drilling Corp.+.................................         68,400       2,188,800
  Pride International, Inc.+................................         40,000         905,000
  R & B Falcon Corp.+.......................................         39,000         809,250
  Santa Fe International Corp...............................         38,000       1,306,250
  Transocean Sedco Forex, Inc.                                       43,300       2,035,100


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
ENERGY SERVICES (CONTINUED)
  Weatherford International, Inc.+..........................         65,200   $   2,648,750
                                                                              -------------
                                                                                 26,480,600
                                                                              -------------
ENERGY SOURCES--0.6%
  Global Industries Ltd.+...................................          6,500          92,625
  Global Marine, Inc.+......................................         46,900       1,125,600
  Pogo Producing Co.........................................         59,000       1,511,875
                                                                              -------------
                                                                                  2,730,100
                                                                              -------------
FINANCIAL SERVICES--3.7%
  Citigroup, Inc............................................         98,060       5,828,441
  Investment Technology Group...............................         43,000       1,612,500
  Merrill Lynch & Co., Inc.(1)..............................         27,895       2,843,547
  Morgan Stanley, Dean
    Witter & Co.............................................         73,750       5,660,312
  Raymond James Financial, Inc..............................         10,000         201,250
                                                                              -------------
                                                                                 16,146,050
                                                                              -------------
HEALTH SERVICES--0.4%
  Bally Total Fitness
    Holding Corp.+..........................................         31,400         702,575
  Foundation Health Systems, Inc.+..........................         17,200         173,075
  Gene Logic, Inc.+.........................................         34,400         924,500
  LifePoint Hospitals, Inc.+................................         10,000         171,250
                                                                              -------------
                                                                                  1,971,400
                                                                              -------------
HOUSING--1.9%
  Home Depot, Inc...........................................        137,045       7,683,085
  Yankee Candle Co.+........................................         45,700         822,600
                                                                              -------------
                                                                                  8,505,685
                                                                              -------------
INSURANCE--0.4%
  Enhance Financial Services Group, Inc.....................         51,300         519,413
  Reinsurance Group of
    America, Inc............................................         51,551       1,282,331
                                                                              -------------
                                                                                  1,801,744
                                                                              -------------
INTERNET CONTENT--4.7%
  BackWeb Technologies Ltd.+................................         44,300       1,038,281
  Clarent Corp.+............................................         19,200       1,305,600
  Critical Path, Inc.+......................................         13,400         778,875
  DoubleClick, Inc.+........................................          3,400         257,975
  Engage Technologies, Inc.+................................         19,500         487,500
  ibasis, Inc.+.............................................         23,000         520,375
  Internet Capital Group, Inc.+.............................          3,000         127,125
  Netopia, Inc.+............................................         23,200         968,600
  VeriSign, Inc.+...........................................         89,780      12,513,087

                                                        STYLE SELECT SERIES LOGO

Aggressive Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
INTERNET CONTENT (CONTINUED)
  WatchGuard Technologies, Inc.+............................         22,000   $   1,060,125
  Yahoo!, Inc.+.............................................         14,600       1,901,650
                                                                              -------------
                                                                                 20,959,193
                                                                              -------------
INTERNET SOFTWARE--5.4%
  Agile Software Corp.+.....................................          9,700         359,506
  America Online, Inc.+.....................................         22,400       1,339,800
  Ariba, Inc.+..............................................         11,900         882,831
  Art Technology Group, Inc.+...............................         19,700       1,196,775
  BroadVision, Inc.+........................................         39,600       1,739,925
  Commerce One, Inc.+.......................................         24,440       1,492,367
  Covad Communications
    Group, Inc.+............................................         28,750         797,812
  Documentum, Inc.+.........................................         15,900         938,100
  Entrade, Inc.+#...........................................         14,000         123,638
  Inktomi Corp.+............................................         46,120       7,099,597
  ITXC Corp.+...............................................         28,000         750,750
  Kana Communications, Inc.+................................          7,600         323,475
  Macromedia, Inc.+.........................................         11,500       1,000,500
  Phone.com, Inc.+..........................................         19,950       1,675,800
  Portal Software, Inc.+....................................         14,700         674,363
  Primus Knowledge
    Solutions, Inc.+........................................         12,200         453,688
  RealNetworks, Inc.+.......................................          6,500         309,563
  Vignette Corp.+...........................................         55,200       2,659,950
  Websense, Inc.+...........................................            500          16,250
                                                                              -------------
                                                                                 23,834,690
                                                                              -------------
LEISURE & TOURISM--0.6%
  Extended Stay America, Inc.+..............................        198,900       1,777,669
  Outback Steakhouse, Inc.+.................................         30,900       1,011,975
                                                                              -------------
                                                                                  2,789,644
                                                                              -------------
MACHINERY--2.4%
  Cognex Corp.+.............................................         31,800       1,808,625
  Kulicke & Soffa
    Industries, Inc.+.......................................         25,600       2,004,800
  Orbotech Ltd.+............................................         18,750       1,598,438
  Oshkosh Truck Corp., Class B..............................         24,600         774,900
  Smith International, Inc.(1)+.............................         59,000       4,484,000
                                                                              -------------
                                                                                 10,670,763
                                                                              -------------
MEDICAL PRODUCTS--3.2%
  Aclara Biosciences, Inc.+.................................         34,200       1,303,875
  Affymetrix, Inc.+.........................................         11,600       1,566,725
  Alkermes, Inc.+...........................................         46,100       2,454,825
  Invitrogen Corp.+.........................................         30,900       1,927,387
  Myriad Genetics, Inc.+....................................         26,800       1,725,250
  Pharmacopeia, Inc.+.......................................         28,700       1,180,288


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
MEDICAL PRODUCTS (CONTINUED)
  QLT PhotoTherapeutics, Inc.+..............................         46,700   $   2,594,769
  Visible Genetics, Inc.+...................................         34,200       1,254,712
                                                                              -------------
                                                                                 14,007,831
                                                                              -------------
METALS & MINERALS--0.2%
  Maverick Tube Corp.+......................................         23,200         661,200
                                                                              -------------
MULTI-INDUSTRY--1.0%
  General Electric Co.......................................         26,615       4,185,209
                                                                              -------------
REAL ESTATE INVESTMENT TRUSTS--0.3%
  IndyMac Mortgage Holdings, Inc.+..........................        100,100       1,307,556
                                                                              -------------
RETAIL--3.1%
  Best Buy Co., Inc.+.......................................         17,000       1,372,750
  BJ's Wholesale Club, Inc.+................................         31,800       1,126,913
  Costco Wholesale Corp.+...................................         22,140       1,196,944
  eBay, Inc.+...............................................          9,890       1,574,364
  Gap, Inc..................................................         20,925         768,994
  Linens 'N Things, Inc.+...................................         41,100       1,268,963
  Lowe's Cos., Inc..........................................         19,400         960,300
  Polycom, Inc.+............................................         29,100       2,302,537
  Skymall, Inc.+............................................        100,000         350,000
  Stamps.com, Inc.+.........................................         43,900         702,400
  Sunglass Hut
    International, Inc.+....................................         77,000         577,500
  The Kroll O'Gara Co.+.....................................         27,300         209,869
  Wal-Mart Stores, Inc......................................         25,900       1,434,212
                                                                              -------------
                                                                                 13,845,746
                                                                              -------------
TELECOMMUNICATIONS--10.4%
  Amdocs Ltd.+..............................................         66,400       4,494,450
  AudioCodes Ltd.+..........................................         31,000       2,325,000
  Copper Mountain Networks, Inc.+...........................         13,600       1,133,900
  CoreComm Ltd.+............................................         28,875         902,344
  Inet Technologies, Inc.+..................................          4,900         211,313
  Intermedia Communications, Inc.+..........................         35,800       1,458,850
  ITC DeltaCom, Inc.+.......................................         43,613       1,433,777
  Level 3 Communications, Inc.+.............................         50,990       4,538,110
  McLeodUSA, Inc., Class A+.................................         78,600       1,965,000
  Net2Phone, Inc.+..........................................         24,500       1,081,062
  Nokia Corp., Class A ADR..................................        237,800      13,524,875
  Scientific-Atlanta, Inc.(1)...............................         36,300       2,361,769
  Sprint Corp. (PCS Group)+.................................         79,330       4,363,150
  TTI Team Telecom International Ltd.+......................         40,000       1,075,000
  VoiceStream Wireless Corp.+...............................         10,700       1,059,300
  West TeleServices Corp.+..................................         23,200         490,100

STYLE SELECT SERIES LOGO

Aggressive Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)

                                                                 SHARES/
                                                                CONTRACTS/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
  WinStar Communications, Inc.+.............................         82,770   $   3,300,454
                                                                              -------------
                                                                                 45,718,454
                                                                              -------------
TELEPHONE--0.9%
  Telefonos de Mexico SA ADR................................         65,775       3,868,392
                                                                              -------------
TRANSPORTATION--0.4%
  Offshore Logistics, Inc.+.................................         47,300         573,513
  Railworks Corp.+..........................................        100,900         958,550
                                                                              -------------
                                                                                  1,532,063
                                                                              -------------
TOTAL COMMON STOCK
  (cost $277,726,506).......................................                    400,171,082
                                                                              -------------
PUT OPTIONS--0.0%+(2)
  BJ Services Co.
    exp 5/00 @ $6...........................................             94          12,925
  Broadvision, Inc.
    exp. 5/00 @ $35.........................................            188          28,200
  Oil Services Index
    exp 5/00 @ $105.........................................            326          75,387
  Smith International, Inc.
    exp 5/00 @ $75..........................................             94          38,775
  Weatherford International, Inc. exp 5/00 @ $55............            108          18,225
                                                                              -------------
TOTAL PUT OPTIONS
  (cost $557,629)...........................................                        173,512
                                                                              -------------
TOTAL INVESTMENT SECURITIES--90.8%
  (cost $278,284,135).......................................                    400,344,594
                                                                              -------------
SHORT-TERM SECURITIES--5.5%
  Federal Home Loan Bank Discount Notes
    5.77% due 5/26/00.......................................  $       5,000       4,979,966
  Federal Home Loan Bank Discount Notes
    5.88% due 5/01/00.......................................          7,400       7,400,000
  Federal National Mortgage Association Discount Notes
    5.99% due 7/18/00.......................................          5,000       4,933,250

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (CONTINUED)
  Household Finance Corp. 6.00% due 7/18/00.................  $       7,000   $   7,000,000
                                                                              -------------
TOTAL SHORT-TERM SECURITIES
  (cost $24,315,074)........................................                     24,313,216
                                                                              -------------
REPURCHASE AGREEMENTS--6.8%
  Joint Repurchase Agreement (Note 2)
    (cost $23,000,000)......................................         23,000      23,000,000
  Joint Repurchase Agreement (Note 2)
    (cost $56,000)..........................................             56          56,000
  Agreement with State Street Bank and Trust Co., bearing
    5.00%, dated 04/28/00 to be repurchased 05/01/00 in the
    amount of $6,774,822 collateralized by $6,165,000 U.S.
    Treasury Bond 9.13%, due 05/15/09 approximate aggregate
    value $6,911,279
    (cost $6,772,000).......................................          6,772       6,772,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $29,828,000)........................................                     29,828,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $332,213,079).......................................          103.1%    454,485,810
Liabilities in excess of other assets.......................           (3.1)    (13,784,189)
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $ 440,701,621
                                                              =============   =============

------------------
+ Non-income producing security
* The security or a portion thereof has been segregated as collateral for the written option contracts.
# Resale restricted to qualified institutional buyers
ADR ("American Depositary Receipt")
(1) Security is traded with rights attached
(2) 1 option contract equals 100 shares

See Notes to Financial Statements

                       OPEN COVERED WRITTEN CALL OPTIONS+

                                                                           STRIKE
           CALL OPTIONS               CONTRACTS(2)     EXPIRATION DATE      PRICE     VALUE
---------------------------------------------------------------------------------------------
Powerwave Technologies Inc.
(proceeds $214,130)                             66       August 2000       $140.00  $(574,200)
                                                                                    =========

                                                        STYLE SELECT SERIES LOGO

Focused Growth and Income Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--91.1%
AEROSPACE & MILITARY TECHNOLOGY--3.5%
  General Dynamics Corp.....................................         24,798   $   1,450,683
  General Motors Corp., Class H+............................         50,000       4,815,625
                                                                              -------------
                                                                                  6,266,308
                                                                              -------------
AUTOMOTIVE--0.4%
  Ford Motor Co.............................................         14,486         792,203
                                                                              -------------
BANKS--1.2%
  Chase Manhattan Corp......................................         30,000       2,161,875
                                                                              -------------
BROADCASTING & MEDIA--5.7%
  AT&T Corp.-Liberty Media Group, Inc., Class A+............         45,000       2,247,187
  Clear Channel Communications, Inc.+.......................         13,308         958,176
  Comcast Corp., Class A+...................................         38,550       1,544,409
  Time Warner, Inc..........................................         50,704       4,560,191
  TV Guide, Inc., Class A+..................................         35,000       1,043,438
                                                                              -------------
                                                                                 10,353,401
                                                                              -------------
COMMUNICATION EQUIPMENT--5.9%
  JDS Uniphase Corp.+.......................................         43,996       4,561,835
  Nortel Networks Corp......................................         25,000       2,831,250
  QUALCOMM, Inc.+...........................................         31,133       3,375,985
                                                                              -------------
                                                                                 10,769,070
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--3.1%
  Dell Computer Corp.+......................................         40,000       2,005,000
  International Business Machines Corp......................         25,000       2,790,625
  Lexmark International Group, Inc., Class A+...............          7,294         860,692
                                                                              -------------
                                                                                  5,656,317
                                                                              -------------
COMPUTER SOFTWARE--19.6%
  Adobe Systems, Inc........................................         21,594       2,611,524
  Cisco Systems, Inc.+......................................        128,544       8,911,715
  Electronic Data Systems Corp..............................         30,000       2,062,500
  EMC Corp.+................................................         65,118       9,047,332
  Microsoft Corp.+..........................................         40,000       2,790,000
  Oracle Corp.+.............................................         63,570       5,081,627
  Sun Microsystems, Inc.+...................................         28,637       2,632,814
  Sycamore Networks, Inc.+..................................         30,000       2,355,000
                                                                              -------------
                                                                                 35,492,512
                                                                              -------------
ELECTRONICS--13.0%
  Applied Materials, Inc.+..................................         27,936       2,844,234


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
ELECTRONICS (CONTINUED)
  Intel Corp................................................         42,400   $   5,376,850
  Motorola, Inc.............................................         41,840       4,981,575
  PMC-Sierra, Inc.+.........................................         25,000       4,796,875
  Sony Corp. ADR............................................         15,645       3,529,903
  Texas Instruments, Inc....................................         12,447       2,027,305
                                                                              -------------
                                                                                 23,556,742
                                                                              -------------
ENERGY SERVICES--1.7%
  Schlumberger Ltd..........................................         40,000       3,062,500
                                                                              -------------
FINANCIAL SERVICES--9.2%
  American Express Co.......................................         15,000       2,250,937
  Citigroup, Inc............................................         77,323       4,595,886
  Federal National Mortgage Association.....................         74,671       4,503,595
  Morgan Stanley, Dean Witter & Co..........................         68,428       5,251,849
                                                                              -------------
                                                                                 16,602,267
                                                                              -------------
FOOD, BEVERAGE & TOBACCO--0.4%
  Coca-Cola Co..............................................         16,343         769,142
                                                                              -------------
HOUSEHOLD PRODUCTS--0.4%
  Kimberly-Clark Corp.......................................         13,104         760,851
                                                                              -------------
HOUSING--2.8%
  Home Depot, Inc...........................................         89,247       5,003,410
                                                                              -------------
INTERNET CONTENT--3.4%
  Juniper Networks, Inc.+...................................         20,252       4,307,347
  Yahoo!, Inc.+.............................................         14,000       1,823,500
                                                                              -------------
                                                                                  6,130,847
                                                                              -------------
INTERNET SOFTWARE--3.0%
  America Online, Inc.+.....................................         40,242       2,406,975
  Inktomi Corp.+............................................         20,000       3,078,750
                                                                              -------------
                                                                                  5,485,725
                                                                              -------------
LEISURE & TOURISM--0.8%
  Four Seasons Hotels, Inc..................................         26,534       1,485,904
                                                                              -------------
MEDICAL PRODUCTS--4.3%
  Genentech, Inc.+..........................................         65,792       7,697,664
                                                                              -------------
MULTI-INDUSTRY--5.4%
  Corning, Inc..............................................         23,143       4,570,743
  General Electric Co.......................................         32,749       5,149,780
                                                                              -------------
                                                                                  9,720,523
                                                                              -------------
RETAIL--3.6%
  Gap, Inc..................................................         45,000       1,653,750
  Tiffany & Co..............................................         29,093       2,114,698

STYLE SELECT SERIES LOGO

Focused Growth and Income Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)

                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
RETAIL (CONTINUED)
  Wal-Mart Stores, Inc......................................         49,576   $   2,745,271
                                                                              -------------
                                                                                  6,513,719
                                                                              -------------
TELECOMMUNICATIONS--2.7%
  Sprint Corp. (PCS Group)+.................................         47,077       2,589,235
  Vodafone AirTouch PLC ADR.................................         48,211       2,265,917
                                                                              -------------
                                                                                  4,855,152
                                                                              -------------
TELEPHONE--1.0%
  AT&T Corp.................................................         40,000       1,867,500
                                                                              -------------
TOTAL COMMON STOCK
  (cost $146,943,067).......................................                    165,003,632
                                                                              -------------
BONDS & NOTES--2.6%
INTERNET CONTENT--2.3%
  Juniper Networks, Inc.
    convertible
    4.75% due 03/15/07......................................  $       4,481       4,105,716
                                                                              -------------
MEDICAL PRODUCTS--0.3%
  Alexion Pharmaceuticals, Inc.
    convertible
    5.75% due 03/15/07*.....................................            946         551,045
                                                                              -------------
TOTAL BONDS & NOTES
  (cost $5,427,000).........................................                      4,656,761
                                                                              -------------
TOTAL INVESTMENT SECURITIES--93.7%
  (cost $152,370,067).......................................                    169,660,393
                                                                              -------------
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES--4.8%
  Federal Home Loan Bank Discount Notes
    5.88% due 05/01/00
    (cost $8,700,000).......................................  $       8,700   $   8,700,000
                                                                              -------------
REPURCHASE AGREEMENTS--4.6%
  Joint Repurchase Agreement (Note 2)
    (cost $8,000,000).......................................          8,000       8,000,000
  Joint Repurchase Agreement (Note 2)
    (cost $368,000).........................................            368         368,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $8,368,000).........................................                      8,368,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $169,438,067).......................................          103.1%    186,728,393
Liabilities in excess of other assets.......................           (3.1)     (5,697,622)
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $ 181,030,771
                                                              =============   =============

------------------
+ Non-income producing security
* Resale restricted to qualified institutional buyers
ADR ("American Depositary Receipt")

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

Large-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--93.5%
AEROSPACE & MILITARY TECHNOLOGY--1.7%
  Boeing Co.................................................         21,400   $     849,313
  Precision Castparts Corp.(1)..............................          5,000         208,750
                                                                              -------------
                                                                                  1,058,063
                                                                              -------------
AUTOMOTIVE--1.7%
  Ford Motor Co.............................................         19,810       1,083,359
                                                                              -------------
BANKS--4.5%
  Bank of America Corp......................................            502          24,598
  Bank of New York Co., Inc.................................         28,470       1,169,049
  Chase Manhattan Corp......................................          2,800         201,775
  Golden West Financial Corp................................         12,600         429,975
  National City Corp........................................         22,300         379,100
  State Street Corp.........................................          1,200         116,250
  U.S. Bancorp..............................................         26,700         542,344
                                                                              -------------
                                                                                  2,863,091
                                                                              -------------
BROADCASTING & MEDIA--3.0%
  AT&T Wireless Group+......................................          2,700          85,894
  Dow Jones & Co., Inc......................................            900          58,388
  Gannett Co., Inc..........................................          5,800         370,475
  MediaOne Group, Inc.+.....................................          9,200         695,750
  NTT Corp. ADR.............................................          8,600         547,712
  Tribune Co.(1)............................................          2,400          93,300
  WPP Group PLC ADR.........................................            200          15,475
                                                                              -------------
                                                                                  1,866,994
                                                                              -------------
BUSINESS SERVICES--0.7%
  Ceridian Corp.+...........................................         18,400         399,050
  Waste Management, Inc.....................................            400           6,350
                                                                              -------------
                                                                                    405,400
                                                                              -------------
CHEMICALS--2.0%
  Air Products & Chemicals, Inc.............................          7,000         217,438
  Dow Chemical Co...........................................          7,600         858,800
  Engelhard Corp............................................         11,200         196,700
                                                                              -------------
                                                                                  1,272,938
                                                                              -------------
COMMUNICATION EQUIPMENT--2.2%
  3Com Corp.(1).............................................          3,900         153,806
  Loral Space & Communications Ltd.+........................          6,900          67,706
  Lucent Technologies, Inc..................................          8,300         516,157
  Newbridge Networks Corp.+.................................          6,000         214,875
  Tellabs, Inc.+............................................          8,000         438,500
                                                                              -------------
                                                                                  1,391,044
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--4.6%
  Hewlett-Packard Co........................................         11,700       1,579,500
  International Business Machines Corp......................          7,100         792,537


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMPUTERS & BUSINESS EQUIPMENT (CONTINUED)
  Lexmark International Group, Inc., Class A+...............          4,500   $     531,000
                                                                              -------------
                                                                                  2,903,037
                                                                              -------------
COMPUTER SOFTWARE--3.8%
  Adobe Systems, Inc........................................          7,410         896,147
  BMC Software, Inc.+.......................................         15,300         716,231
  Electronic Data Systems Corp..............................          2,200         151,250
  First Data Corp...........................................          3,200         155,800
  Novell, Inc.+.............................................          6,900         135,413
  SAP AG ADR................................................          3,400         167,025
  Unisys Corp.+.............................................          8,000         185,500
                                                                              -------------
                                                                                  2,407,366
                                                                              -------------
DRUGS--5.2%
  American Home Products Corp...............................         16,000         899,000
  Bristol-Myers Squibb Co.(1)...............................          9,000         471,937
  Eli Lilly & Co.(1)........................................          1,900         146,894
  Merck & Co., Inc..........................................         15,685       1,090,107
  Pfizer, Inc.(1)...........................................            300          12,638
  Pharmacia Corp............................................          7,730         386,017
  SmithKline Beecham PLC ADR................................          4,100         281,875
                                                                              -------------
                                                                                  3,288,468
                                                                              -------------
ELECTRIC UTILITIES--0.9%
  PECO Energy Co............................................          3,600         150,075
  Pinnacle West Capital Corp................................          7,300         256,412
  Southern Co...............................................          6,500         162,094
                                                                              -------------
                                                                                    568,581
                                                                              -------------
ELECTRONICS--6.0%
  Advanced Micro Devices, Inc.+.............................          8,400         737,100
  Agilent Technologies, Inc.+...............................            400          35,450
  Applied Materials, Inc.+..................................          1,500         152,719
  Emerson Electric Co.(1)...................................          5,400         296,325
  Intel Corp................................................          5,900         748,194
  Koninklijke (Royal) Philips Electronics NV ADR............          2,640         117,810
  Molex, Inc................................................          4,156         228,320
  Motorola, Inc.............................................          4,300         511,969
  Texas Instruments, Inc....................................          5,700         928,387
                                                                              -------------
                                                                                  3,756,274
                                                                              -------------
ENERGY SERVICES--0.7%
  Ashland, Inc..............................................          8,300         283,237
  Schlumberger Ltd..........................................          1,900         145,469
                                                                              -------------
                                                                                    428,706
                                                                              -------------
ENERGY SOURCES--7.8%
  Anadarko Petroleum Corp...................................          7,400         321,438
  Arch Coal, Inc............................................          1,969          10,582
  BP Amoco PLC ADR..........................................         24,108       1,229,508
  Burlington Resources, Inc.(1).............................         13,500         530,719

STYLE SELECT SERIES LOGO

Large-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
ENERGY SOURCES (CONTINUED)
  Devon Energy Corp.........................................          3,127   $     150,682
  Exxon Mobil Corp..........................................          5,700         442,819
  Shell Transport & Trading Co. PLC NY Shares ADR...........          8,500         410,125
  Texaco, Inc.(1)...........................................          3,400         168,300
  Union Pacific Resources Group, Inc........................         37,500         719,531
  Unocal Corp...............................................         16,800         542,850
  USX-Marathon Group........................................         18,100         421,956
                                                                              -------------
                                                                                  4,948,510
                                                                              -------------
FINANCIAL SERVICES--14.9%
  American Express Co.......................................          8,500       1,275,531
  Associates First Capital Corp., Class A...................         21,100         468,156
  Charles Schwab Corp.......................................         18,200         809,900
  Citigroup, Inc............................................         29,012       1,724,401
  Donaldson, Lufkin & Jenrette, Inc.........................          4,400         183,425
  Federal Home Loan Mortgage Corp...........................          3,700         169,969
  Heller Financial, Inc.....................................          4,200          81,638
  Household International, Inc..............................         21,600         901,800
  ING Groep NV ADR..........................................         12,800         703,200
  MBIA, Inc.(1).............................................          5,700         281,794
  Merrill Lynch & Co., Inc.(1)..............................          9,260         943,941
  Morgan Stanley, Dean Witter & Co..........................          8,400         644,700
  Providian Financial Corp..................................          4,200         369,862
  Wells Fargo Co............................................         20,500         841,781
                                                                              -------------
                                                                                  9,400,098
                                                                              -------------
FOOD, BEVERAGE & TOBACCO--2.4%
  Coca-Cola Co..............................................            100           4,706
  Corn Products International, Inc.+........................          4,800         115,200
  Flowers Industries, Inc.(1)...............................          4,500          68,625
  PepsiCo, Inc..............................................         19,200         704,400
  Philip Morris Cos., Inc...................................         16,600         363,125
  Sara Lee Corp.(1).........................................         10,900         163,500
  Universal Corp............................................          6,300         118,913
                                                                              -------------
                                                                                  1,538,469
                                                                              -------------
FOREST PRODUCTS--1.5%
  Champion International Corp...............................          1,500          98,625
  Georgia-Pacific Corp.
    (Timber Group)..........................................          6,200         143,763
  Georgia-Pacific Group.....................................          7,200         264,600
  Sealed Air Corp.+.........................................          6,500         361,562
  Weyerhaeuser Co...........................................          1,300          69,469
                                                                              -------------
                                                                                    938,019
                                                                              -------------
GAS & PIPELINE UTILITIES--2.2%
  El Paso Energy Corp.......................................         20,300         862,750
  Equitable Resources, Inc..................................          8,800         408,100


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
GAS & PIPELINE UTILITIES (CONTINUED)
  National Fuel Gas Co......................................          2,600   $     123,337
                                                                              -------------
                                                                                  1,394,187
                                                                              -------------
HEALTH SERVICES--3.8%
  Columbia/HCA Healthcare Corp..............................         16,400         466,375
  Tenet Healthcare Corp.+...................................          8,700         221,850
  Wellpoint Health Networks, Inc.+..........................         23,500       1,733,125
                                                                              -------------
                                                                                  2,421,350
                                                                              -------------
HOUSEHOLD PRODUCTS--2.2%
  Gillette Co.(1)...........................................          2,300          85,100
  Kimberly-Clark Corp.......................................         22,600       1,312,212
                                                                              -------------
                                                                                  1,397,312
                                                                              -------------
HOUSING--0.8%
  Masco Corp................................................         21,800         489,138
                                                                              -------------
INSURANCE--4.1%
  ACE Ltd...................................................         12,000         287,250
  American General Corp.....................................          5,100         285,600
  American International Group, Inc.*.......................            937         102,777
  Chubb Corp................................................          3,000         190,875
  CIGNA Corp.(1)............................................          4,200         334,950
  Marsh & McLennan Cos., Inc.(1)............................          3,900         384,394
  Progressive Corp..........................................          4,100         268,294
  StanCorp Financial Group, Inc.............................          6,200         180,575
  Sun Life Financial Services of Canada+....................          1,900          22,919
  Transatlantic Holdings, Inc...............................          5,400         447,862
  UnumProvident Corp........................................          5,546          94,282
                                                                              -------------
                                                                                  2,599,778
                                                                              -------------
LEISURE & TOURISM--1.6%
  Brunswick Corp.(1)........................................          6,700         128,556
  Marriott International, Inc., Class A.....................          5,300         169,600
  McDonald's Corp.(1).......................................         19,300         735,813
                                                                              -------------
                                                                                  1,033,969
                                                                              -------------
MACHINERY--0.4%
  Dover Corp................................................          5,300         269,306
                                                                              -------------
MEDICAL PRODUCTS--1.0%
  Baxter International, Inc.................................          8,900         579,613
  Edwards Lifesciences Corp.+...............................          1,820          27,300
  Johnson & Johnson Co......................................            300          24,750
                                                                              -------------
                                                                                    631,663
                                                                              -------------
METALS & MINERALS--2.0%
  Alcoa, Inc................................................         11,200         726,600
  Martin Marietta Materials, Inc............................          5,100         270,300
  Vulcan Materials Co.......................................          6,100         267,256
                                                                              -------------
                                                                                  1,264,156
                                                                              -------------

                                                        STYLE SELECT SERIES LOGO

Large-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
MULTI-INDUSTRY--3.0%
  Berkshire Hathaway, Inc., Class A+........................             14   $     830,200
  Cooper Industries, Inc....................................          3,000         102,937
  General Electric Co.......................................            100          15,725
  SCANA Corp................................................          6,000         155,250
  Tyco International Ltd....................................         16,500         757,969
                                                                              -------------
                                                                                  1,862,081
                                                                              -------------
REAL ESTATE COMPANIES--0.0%
  Boardwalk Equities, Inc.+.................................            100             790
                                                                              -------------
REAL ESTATE INVESTMENT TRUSTS--0.4%
  CenterPoint Properties Corp...............................            100           3,588
  Crescent Real Estate Equities Co..........................          3,200          54,800
  Equity Residential Properties Trust.......................            800          36,400
  General Growth Properties, Inc............................          3,300         108,487
  Mack-Cali Realty Corp.....................................            800          20,600
  Vornado Realty Trust......................................            500          17,250
                                                                              -------------
                                                                                    241,125
                                                                              -------------
RETAIL--0.5%
  May Department Stores Co..................................         10,950         301,125
                                                                              -------------
TELECOMMUNICATIONS--1.2%
  BCE, Inc..................................................          6,400         734,400
  Globalstar Telecommunications Ltd.+.......................          3,500          41,125
                                                                              -------------
                                                                                    775,525
                                                                              -------------
TELEPHONE--5.0%
  AT&T Corp.................................................         19,600         915,075
  Bell Atlantic Corp.(1)....................................         15,500         918,375
  MCI WorldCom, Inc.+.......................................         12,600         572,512
  Sprint Corp...............................................         12,500         768,750
                                                                              -------------
                                                                                  3,174,712
                                                                              -------------
TRANSPORTATION--1.7%
  Canadian National Railway Co..............................          5,400         151,538
  Norfolk Southern Corp.....................................         14,600         257,325
  Union Pacific Corp........................................         16,300         686,637
                                                                              -------------
                                                                                  1,095,500
                                                                              -------------
TOTAL COMMON STOCK
  (cost $53,621,648)........................................                     59,070,134
                                                                              -------------

                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
PREFERRED STOCK--0.1%
REAL ESTATE INVESTMENT TRUSTS--0.1%
  General Growth Properties, Inc., convertible 7.25%
    (cost $62,760)..........................................          2,500   $      55,313
                                                                              -------------
TOTAL INVESTMENT SECURITIES--93.6%
  (cost $53,684,408)........................................                     59,125,447
                                                                              -------------
SHORT-TERM SECURITIES--1.3%
  Cayman Island Time Deposit with State Street Bank and
    Trust Co. 3.00% due 05/01/00
    (cost $828,000).........................................  $         828         828,000
                                                                              -------------
REPURCHASE AGREEMENTS--3.8%
  Joint Repurchase Agreement (Note 2)
    (cost $600,000).........................................            600         600,000
  Agreement with State Street Bank & Trust Co., bearing
    5.80%, dated 04/28/00 to be repurchased 05/01/00 in the
    amount of $1,824,882, collateralized by $1,865,000
    Federal National Mortgage Association 5.60% due 03/01/04
    approximate aggregate value $1,883,650
    (cost $1,824,000).......................................          1,824       1,824,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $2,424,000).........................................                      2,424,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $56,936,408)........................................           98.7%     62,377,447
Other assets less liabilities...............................            1.3         795,042
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $  63,172,489
                                                              =============   =============

------------------
+ Non-income producing security
* Security represents an investment in an affiliated company
ADR ("American Depositary Receipt")
(1) Security is traded with rights attached

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--91.8%
AEROSPACE & MILITARY TECHNOLOGY--1.4%
  General Dynamics Corp.....................................         24,000   $   1,404,000
  General Motors Corp., Class H+............................          6,200         597,138
                                                                              -------------
                                                                                  2,001,138
                                                                              -------------
AUTOMOTIVE--0.8%
  General Motors Corp.......................................          6,400         599,200
  Lear Corp.+...............................................         18,700         559,831
                                                                              -------------
                                                                                  1,159,031
                                                                              -------------
BANKS--5.4%
  Bank of America Corp......................................            181           8,869
  Bank of New York Co., Inc.................................         30,000       1,231,875
  Century Bancorp, Inc., Class A............................          3,700          48,100
  Chase Manhattan Corp......................................         16,100       1,160,206
  Commerce Bancshares, Inc..................................         17,450         538,769
  First Union Corp.(1)......................................            200           6,375
  First Virginia Banks, Inc.(1).............................         45,300       1,653,450
  Golden West Financial Corp................................         30,100       1,027,162
  KeyCorp...................................................         15,800         292,300
  State Street Corp.........................................          2,800         271,250
  Summit Bancorp............................................         53,800       1,365,175
  U.S. Bancorp..............................................         10,800         219,375
  Washington Federal, Inc...................................          5,000          87,188
                                                                              -------------
                                                                                  7,910,094
                                                                              -------------
BROADCASTING & MEDIA--3.3%
  AMFM, Inc.+...............................................          6,000         398,250
  AT&T Corp.-Liberty Media Group, Inc., Class A+............         15,600         779,025
  Dow Jones & Co., Inc......................................          2,400         155,700
  Gannett Co., Inc..........................................          5,300         338,537
  MediaOne Group, Inc.+.....................................         21,600       1,633,500
  News Corp. Ltd. ADR.......................................         28,500       1,254,000
  Tribune Co.(1)............................................          5,200         202,150
  WPP Group PLC ADR.........................................            600          46,425
                                                                              -------------
                                                                                  4,807,587
                                                                              -------------
BUSINESS SERVICES--1.0%
  Ceridian Corp.+...........................................         38,800         841,475
  HON INDUSTRIES, Inc.......................................         23,900         596,006
  Waste Management, Inc.....................................             72           1,143
                                                                              -------------
                                                                                  1,438,624
                                                                              -------------
CHEMICALS--2.2%
  Bush Boake Allen, Inc.+...................................         46,900       1,401,137
  du Pont (E.I.) de Nemours & Co............................         13,000         616,688
  Praxair, Inc..............................................         25,500       1,133,156
                                                                              -------------
                                                                                  3,150,981
                                                                              -------------


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT--1.7%
  Loral Space & Communications Ltd.+........................         20,600   $     202,138
  Lucent Technologies, Inc..................................         19,800       1,231,313
  SBC Communications, Inc...................................            100           4,381
  Tellabs, Inc.+............................................         18,900       1,035,956
                                                                              -------------
                                                                                  2,473,788
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--6.4%
  Gateway, Inc.+............................................          9,500         524,875
  Hewlett-Packard Co........................................         24,300       3,280,500
  International Business Machines Corp......................         27,500       3,069,687
  Lexmark International Group, Inc., Class A+...............         10,900       1,286,200
  Xerox Corp................................................         46,000       1,216,125
                                                                              -------------
                                                                                  9,377,387
                                                                              -------------
COMPUTER SOFTWARE--3.2%
  BMC Software, Inc.+.......................................         17,300         809,856
  Cadence Design Systems, Inc.+(1)..........................         35,500         596,844
  Computer Associates International, Inc....................         18,400       1,026,950
  Computer Sciences Corp.+(1)...............................         14,700       1,198,969
  Novell, Inc.+.............................................         16,200         317,925
  Parametric Technology Corp.+..............................         33,400         272,419
  SAP AG ADR................................................          8,000         393,000
                                                                              -------------
                                                                                  4,615,963
                                                                              -------------
DRUGS--5.6%
  American Home Products Corp...............................         47,400       2,663,288
  Bristol-Myers Squibb Co.(1)...............................         52,200       2,737,237
  Eli Lilly & Co.(1)........................................          4,900         378,831
  Merck & Co., Inc..........................................         21,600       1,501,200
  Pfizer, Inc.(1)...........................................          1,600          67,400
  Pharmacia Corp............................................          3,500         174,781
  SmithKline Beecham PLC ADR................................         10,100         694,375
                                                                              -------------
                                                                                  8,217,112
                                                                              -------------
ELECTRIC UTILITIES--1.4%
  Duke Energy Corp..........................................            100           5,750
  Edison International......................................            100           1,906
  Florida Progress Corp.(1).................................          8,000         392,000
  FPL Group, Inc.(1)........................................         37,600       1,699,050
  Southern Co...............................................            100           2,494
                                                                              -------------
                                                                                  2,101,200
                                                                              -------------
ELECTRONICS--5.9%
  Agilent Technologies, Inc.+...............................            500          44,313
  Applied Materials, Inc.+..................................          2,800         285,075
  Emerson Electric Co.(1)...................................         19,600       1,075,550
  Intel Corp................................................         13,600       1,724,650

                                                        STYLE SELECT SERIES LOGO

Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED) -- (continued)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
ELECTRONICS (CONTINUED)
  Koninklijke (Royal) Philips Electronics NV ADR............          6,640   $     296,310
  Micron Technology, Inc....................................          3,500         487,375
  Molex, Inc................................................          8,665         476,033
  Motorola, Inc.............................................         10,500       1,250,156
  National Semiconductor Corp.+.............................          6,900         419,175
  Samsung Electronics Co. Ltd. GDR+(2)......................          2,500         400,625
  Texas Instruments, Inc....................................         13,200       2,149,950
                                                                              -------------
                                                                                  8,609,212
                                                                              -------------
ENERGY SERVICES--1.3%
  Halliburton Co............................................         16,600         733,513
  Schlumberger Ltd..........................................          4,100         313,906
  Transocean Sedco Forex, Inc...............................         18,100         850,700
                                                                              -------------
                                                                                  1,898,119
                                                                              -------------
ENERGY SOURCES--5.8%
  Amerada Hess Corp.........................................            100           6,363
  Anadarko Petroleum Corp...................................         13,500         586,406
  BP Amoco PLC ADR..........................................            328          16,728
  Chevron Corp.(1)..........................................         27,100       2,306,887
  Devon Energy Corp.........................................          7,539         363,286
  Exxon Mobil Corp..........................................         13,432       1,043,498
  Royal Dutch Petroleum Co. NY Registry Shares GDR..........         14,900         854,888
  Texaco, Inc.(1)...........................................         17,500         866,250
  Total Fina SA ADR+........................................          9,000         680,625
  WD-40 Co..................................................         34,300         683,856
  Williams Cos., Inc........................................         26,300         981,319
                                                                              -------------
                                                                                  8,390,106
                                                                              -------------
ENTERTAINMENT PRODUCTS--1.0%
  National Presto Industries, Inc...........................         42,000       1,449,000
                                                                              -------------
FINANCIAL SERVICES--11.8%
  American Express Co.......................................         20,800       3,121,300
  Citigroup, Inc............................................         39,984       2,376,549
  Countrywide Credit Industries, Inc.(1)....................         17,500         483,437
  Donaldson, Lufkin & Jenrette, Inc.........................         10,600         441,888
  Dun & Bradstreet Corp.....................................         12,500         376,563
  Federal Home Loan Mortgage Corp...........................         10,300         473,156
  Household International, Inc..............................         53,000       2,212,750
  Morgan (J.P.) & Co., Inc..................................            200          25,675
  Morgan Stanley, Dean Witter & Co..........................         26,320       2,020,060
  Providian Financial Corp..................................         13,200       1,162,425
  SLM Holding Corp..........................................         10,300         322,519
  Student Loan Corp.........................................         30,100       1,204,000


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
FINANCIAL SERVICES (CONTINUED)
  United Asset Management Corp..............................         21,000   $     378,000
  Wells Fargo Co............................................         62,600       2,570,512
                                                                              -------------
                                                                                 17,168,834
                                                                              -------------
FOOD, BEVERAGE & TOBACCO--2.9%
  Anheuser-Busch Cos., Inc.(1)..............................         18,000       1,270,125
  Archer-Daniels-Midland Co.................................         19,610         194,874
  Coca-Cola Co..............................................            500          23,531
  Gallaher Group PLC ADR....................................            200           3,675
  Lance, Inc................................................         74,700         793,688
  Nabisco Holdings Corp., Class A...........................         13,900         522,119
  Philip Morris Cos., Inc...................................         26,600         581,875
  Tyson Foods, Inc., Class A................................         18,400         192,050
  UST, Inc..................................................         40,100         601,500
                                                                              -------------
                                                                                  4,183,437
                                                                              -------------
FOREST PRODUCTS--3.5%
  Bemis Co., Inc.(1)........................................         21,300         784,106
  Georgia-Pacific Group.....................................          7,000         257,250
  International Paper Co....................................            248           9,114
  Minnesota Mining & Manufacturing Co.......................         21,000       1,816,500
  Sealed Air Corp.+.........................................         15,500         862,188
  Sonoco Products Co........................................         14,600         304,775
  Weyerhaeuser Co...........................................         19,000       1,015,312
                                                                              -------------
                                                                                  5,049,245
                                                                              -------------
GAS & PIPELINE UTILITIES--2.3%
  AGL Resources, Inc........................................         77,600       1,358,000
  Cascade Natural Gas Corp..................................         23,800         383,775
  El Paso Energy Corp.......................................            100           4,250
  Northwest Natural Gas Co..................................         12,800         281,600
  Washington Gas Light Co...................................         51,400       1,317,125
                                                                              -------------
                                                                                  3,344,750
                                                                              -------------
HEALTH SERVICES--0.3%
  Wellpoint Health Networks, Inc.+..........................          6,000         442,500
                                                                              -------------
HOUSEHOLD PRODUCTS--0.8%
  AptarGroup, Inc...........................................         14,400         410,400
  Gillette Co.(1)...........................................          5,000         185,000
  Procter & Gamble Co.......................................          8,700         518,738
                                                                              -------------
                                                                                  1,114,138
                                                                              -------------
HOUSING--0.8%
  Masco Corp................................................         53,900       1,209,381
  Maytag Corp.(1)...........................................            200           6,888
                                                                              -------------
                                                                                  1,216,269
                                                                              -------------
INSURANCE--4.4%
  American International Group, Inc.*.......................          4,156         455,861
  Aon Corp..................................................         25,100         679,269

STYLE SELECT SERIES LOGO

Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED) -- (continued)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
INSURANCE (CONTINUED)
  Chubb Corp................................................          9,300   $     591,712
  CIGNA Corp.(1)............................................         21,100       1,682,725
  Horace Mann Educators Corp................................         10,000         145,625
  Progressive Corp..........................................         10,100         660,919
  Sun Life Financial Services of Canada+....................          4,800          57,900
  Transatlantic Holdings, Inc...............................         12,100       1,003,544
  UnumProvident Corp........................................         10,319         175,423
  XL Capital Ltd., Class A..................................         19,645         935,593
                                                                              -------------
                                                                                  6,388,571
                                                                              -------------
LEISURE & TOURISM--3.0%
  Carnival Corp., Class A...................................         22,400         557,200
  Continental Airlines, Inc., Class B+......................          9,700         388,000
  Marriott International, Inc., Class A.....................         12,700         406,400
  McDonald's Corp.(1).......................................         47,100       1,795,687
  The Walt Disney Co........................................         27,500       1,191,094
                                                                              -------------
                                                                                  4,338,381
                                                                              -------------
MACHINERY--1.2%
  Dover Corp................................................         11,200         569,100
  Nordson Corp..............................................         15,300         683,719
  Tecumseh Products Co., Class A............................          9,000         417,937
                                                                              -------------
                                                                                  1,670,756
                                                                              -------------
MEDICAL PRODUCTS--0.9%
  Johnson & Johnson Co......................................         16,700       1,377,750
                                                                              -------------
METALS & MINERALS--1.4%
  Alcoa, Inc................................................         10,700         694,162
  Barrick Gold Corp.........................................          7,900         132,819
  Martin Marietta Materials, Inc............................         12,100         641,300
  Vulcan Materials Co.......................................         13,900         608,994
                                                                              -------------
                                                                                  2,077,275
                                                                              -------------
MULTI-INDUSTRY--5.0%
  Berkshire Hathaway, Inc., Class A+........................             39       2,312,700
  Berkshire Hathaway, Inc., Class B+........................            400         766,450
  Cooper Industries, Inc....................................         18,800         645,075
  Fortune Brands, Inc.......................................            200           5,000
  General Electric Co.......................................            400          62,900
  Honeywell International, Inc..............................         23,100       1,293,600
  Pall Corp.(1).............................................          8,600         191,887
  Russ Berrie & Co., Inc....................................          7,900         147,138
  Tyco International Ltd....................................         38,900       1,786,969
                                                                              -------------
                                                                                  7,211,719
                                                                              -------------


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
REAL ESTATE COMPANIES--0.0%
  Boardwalk Equities, Inc.+.................................            700   $       5,530
                                                                              -------------
REAL ESTATE INVESTMENT TRUSTS--0.5%
  CenterPoint Properties Corp...............................          1,300          46,638
  Crescent Real Estate Equities Co..........................          5,500          94,187
  Equity Residential Properties Trust.......................          1,900          86,450
  General Growth Properties, Inc............................          7,200         236,700
  Mack-Cali Realty Corp.....................................            800          20,600
  Manufactured Home Communities, Inc........................          8,100         202,500
  Vornado Realty Trust......................................          1,100          37,950
                                                                              -------------
                                                                                    725,025
                                                                              -------------
RETAIL--1.3%
  Consolidated Stores Corp.+................................         15,500         192,781
  The Kroger Co.(1).........................................         79,000       1,466,438
  Weis Markets, Inc.........................................          8,100         269,325
                                                                              -------------
                                                                                  1,928,544
                                                                              -------------
TELECOMMUNICATIONS--0.9%
  AT&T Wireless Group+......................................         14,700         467,644
  Globalstar Telecommunications Ltd.+.......................         10,644         125,067
  Nextel Communications, Inc., Class A+.....................          6,300         689,456
                                                                              -------------
                                                                                  1,282,167
                                                                              -------------
TELEPHONE--3.7%
  AT&T Corp.................................................         25,300       1,181,194
  Bell Atlantic Corp.(1)....................................          2,000         118,500
  GTE Corp..................................................         25,400       1,720,850
  MCI WorldCom, Inc.+.......................................         29,500       1,340,406
  Sprint Corp...............................................         16,400       1,008,600
                                                                              -------------
                                                                                  5,369,550
                                                                              -------------
TRANSPORTATION--0.7%
  XTRA Corp.................................................         22,300       1,048,100
                                                                              -------------
TOTAL COMMON STOCK
  (cost $121,907,849).......................................                    133,541,883
                                                                              -------------
PREFERRED STOCK--2.9%
ENERGY SOURCES--0.1%
  Belco Oil & Gas Corp. convertible 6.50%...................          5,400          75,938
                                                                              -------------
FINANCIAL SERVICES--1.2%
  Union Pacific Capital Trust convertible 6.25%.............         33,200       1,386,100
  Wendys Financing I Series A convertible 5.00%.............          8,300         423,300
                                                                              -------------
                                                                                  1,809,400
                                                                              -------------

                                                        STYLE SELECT SERIES LOGO

Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED) -- (continued)

                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
PREFERRED STOCK (CONTINUED)
INSURANCE--1.5%
  Metlife Capital Trust I convertible 8.00%.................         37,600   $   2,117,350
                                                                              -------------
REAL ESTATE INVESTMENT TRUSTS--0.1%
  General Growth Properties, Inc., convertible 7.25%........          7,700         170,362
  Vornado Realty Trust Series A convertible 6.50%...........            300          14,438
                                                                              -------------
                                                                                    184,800
                                                                              -------------
TOTAL PREFERRED STOCK
  (cost $3,884,917).........................................                      4,187,488
                                                                              -------------
BONDS & NOTES--2.2%
COMPUTERS & BUSINESS EQUIPMENT--0.1%
  Hewlett Packard Co. convertible zero coupon due
    10/14/17................................................  $         250         194,600
                                                                              -------------
ENERGY SERVICES--0.4%
  Baker Hughes, Inc. convertible zero coupon due 05/05/08...            450         347,085
  Diamond Offshore Drilling, Inc. convertible 3.75% due
    02/15/07................................................            173         194,699
                                                                              -------------
                                                                                    541,784
                                                                              -------------
HEALTH SERVICES--0.8%
  Medical Care International, Inc. convertible 6.75% due
    10/01/06................................................          1,475       1,224,250
                                                                              -------------
RETAIL--0.9%
  Office Depot, Inc. convertible
    zero coupon due 12/11/07................................          1,994       1,308,563
                                                                              -------------
TOTAL BONDS & NOTES
  (cost $3,416,126).........................................                      3,269,197
                                                                              -------------
TOTAL INVESTMENT SECURITIES--96.9%
  (cost $129,208,892).......................................                    140,998,568
                                                                              -------------
SHORT-TERM SECURITIES--0.8%
  Cayman Island Time Deposit with State Street Bank and
    Trust Co. 4.25% due 05/01/00 (cost $1,210,000)..........          1,210       1,210,000
                                                                              -------------
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--2.5%
  Agreement with State Street Bank and Trust Co., bearing
    5.80%, dated 04/28/00 to be repurchased 05/01/00 in the
    amount of $497,240 collateralized by $510,000 Federal
    National Mortgage Association 5.60%, due 03/01/04
    approximate aggregate value $515,100
    (cost $497,000).........................................  $         497   $     497,000
  Agreement with State Street Bank and Trust Co., bearing
    4.75%, dated 04/28/00 to be repurchased 05/01/00 in the
    amount of $3,087,222 collateralized by $2,720,000 U.S.
    Treasury Bond 10.75% due 05/15/03 approximate aggregate
    value $3,149,619
    (cost $3,086,000).......................................          3,086       3,086,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $3,583,000)                                                           3,583,000....
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $134,001,892).......................................          100.2%    145,791,568
Liabilities in excess of other assets.......................           (0.2)       (255,221)
                                                              -------------   -------------
NET ASSETS--                                                         100.0%   $ 145,536,347
                                                              =============   =============

------------------
+ Non-income producing security
* Security represents an investment in an affiliated company
ADR ("American Depositary Receipt")
GDR ("Global Depositary Receipt")
(1) Security is traded with rights attached
(2) Resale restricted to qualified institutional buyers

See Notes to Financial Statements

                             OPEN FUTURES CONTRACTS

NUMBER OF                                                   VALUE AT    VALUE AS OF     UNREALIZED
CONTRACTS          DESCRIPTION          EXPIRATION DATE    TRADE DATE  APRIL 30, 2000  DEPRECIATION
---------------------------------------------------------------------------------------------------
5 Long       S & P 500 Index Future        June 2000       $1,851,968    $1,825,000      $(26,968)

STYLE SELECT SERIES LOGO

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--95.8%
AEROSPACE & MILITARY TECHNOLOGY--0.3%
  AAR Corp.(1)..............................................          2,500   $      37,656
  Cordant Technologies, Inc.................................          1,800         101,925
                                                                              -------------
                                                                                    139,581
                                                                              -------------
APPAREL & TEXTILES--1.4%
  Venator Group, Inc.+......................................         23,600         280,250
  Wolverine World Wide, Inc.(1).............................         32,000         384,000
                                                                              -------------
                                                                                    664,250
                                                                              -------------
AUTOMOTIVE--1.0%
  Apogee Enterprises, Inc...................................          6,100          21,731
  Borg-Warner Automotive, Inc...............................          3,700         154,706
  Polaris Industries, Inc...................................          2,300          70,438
  Tower Automotive, Inc.+...................................         11,000         171,875
  Wabash National Corp......................................          3,590          52,279
                                                                              -------------
                                                                                    471,029
                                                                              -------------
BANKS--5.6%
  Astoria Financial Corp....................................          3,560          98,122
  CCB Financial Corp.(1)....................................         10,770         426,088
  Chittenden Corp...........................................          2,700          71,719
  Community Bank Systems, Inc...............................          7,000         159,250
  Community First Bankshares, Inc...........................         11,000         185,625
  F.N.B. Corp...............................................         12,653         249,887
  InterWest Bancorp, Inc....................................         12,000         192,000
  Keystone Financial, Inc...................................         16,000         240,000
  Peoples Heritage Financial Group, Inc.....................         22,000         287,375
  Republic Security Financial Corp..........................         26,000         144,625
  Seacoast Financial Services Corp..........................         22,000         206,250
  Southwest Bancorp. of Texas, Inc.+........................          7,700         150,631
  Staten Islands Bancorp, Inc...............................          6,600         113,437
  Wilmington Trust Corp.....................................          1,500          69,188
                                                                              -------------
                                                                                  2,594,197
                                                                              -------------
BROADCASTING & MEDIA--2.1%
  ACNielson Corp.+..........................................          7,300         168,356
  Banta Corp................................................          8,600         168,238
  Houghton Mifflin Co.......................................          3,600         149,625
  Imax Corp.+...............................................          4,400         101,200
  Pulitzer, Inc.............................................          2,700         103,613
  R.H. Donnelley Corp.+.....................................          6,300         126,000
  Valassis Communications, Inc.+............................          4,900         166,906
                                                                              -------------
                                                                                    983,938
                                                                              -------------
BUSINESS SERVICES--8.0%
  Acxiom Corp.+.............................................          5,000         135,000
  Bowne & Co., Inc..........................................         14,700         169,050


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
BUSINESS SERVICES (CONTINUED)
  Briggs & Stratton Corp....................................          1,350   $      51,806
  Brightpoint, Inc.+........................................         12,700         150,019
  CDI Corp.+................................................          4,200          94,500
  Choicepoint, Inc.+........................................          1,500          57,000
  CIRCOR International, Inc.................................         12,050         137,822
  DeVry, Inc.+..............................................          2,100          50,006
  Dycom Industries, Inc.+...................................          3,050         158,600
  FSI International, Inc.+..................................         42,800         639,325
  Gartner Group, Inc., Class A+.............................          9,200         124,200
  Granite Construction, Inc.................................          3,200          76,000
  HON INDUSTRIES, Inc.......................................         19,000         473,812
  Interim Services, Inc.+...................................         24,100         412,712
  ITT Educational Services, Inc.+...........................          3,200          57,200
  Mail-Well, Inc.+..........................................          7,600          67,925
  Maximus, Inc.+............................................          4,000          94,250
  Pittston Brink's Group....................................          6,226         101,951
  Romac International, Inc.+................................         22,550         232,547
  STERIS Corp.+.............................................         28,200         253,800
  United Stationers, Inc.+..................................          4,100         136,838
                                                                              -------------
                                                                                  3,674,363
                                                                              -------------
CHEMICALS--1.8%
  A. Schulman, Inc..........................................         26,000         334,750
  Ferro Corp................................................          5,600         128,100
  Fuller (H.B.) Co..........................................          2,900         111,469
  R.P.M., Inc...............................................         25,000         253,125
                                                                              -------------
                                                                                    827,444
                                                                              -------------
COMMUNICATION EQUIPMENT--1.7%
  Allen Telecom, Inc.+......................................          4,700          83,425
  Anixter International, Inc.+..............................          5,000         168,437
  ANTEC Corp.+..............................................          2,300         123,625
  AVT Corp.+................................................         19,360         214,170
  Belden, Inc...............................................          3,800         112,813
  Black Box Corp.+..........................................          1,200          92,325
                                                                              -------------
                                                                                    794,795
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--3.7%
  American Management Systems, Inc.+........................          6,000         222,000
  Bell & Howell Co.+........................................          6,600         175,312
  Electronics for Imaging, Inc.+............................          2,200         114,950
  Evans & Sutherland Computer Corp.+........................         44,700         508,462
  Kemet Corp.+..............................................          3,300         245,850
  Micron Electronics, Inc.+.................................          9,400         100,463
  Quantum Corp.+............................................         19,600         229,075
  Radisys Corp.+............................................          2,500         103,438
                                                                              -------------
                                                                                  1,699,550
                                                                              -------------

                                                        STYLE SELECT SERIES LOGO

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
COMPUTER SOFTWARE--3.3%
  Affiliated Computer Services, Inc., Class A+..............          1,700   $      56,312
  Complete Business Solutions, Inc.+........................         12,000         274,500
  Computer Horizons Corp.+(1)...............................         15,000         206,250
  JDA Software Group, Inc.+.................................          7,000         130,375
  Kronos, Inc.+.............................................            990          31,804
  Mentor Graphics Corp.+....................................         23,600         309,750
  Paradyne Networks, Inc.+..................................          1,000          28,188
  Storage Technology Corp.+.................................          7,400          96,200
  Structural Dynamics Research Corp.+(1)....................         19,000         254,125
  Transaction Systems Architects, Inc., Class A+............          7,030         114,677
                                                                              -------------
                                                                                  1,502,181
                                                                              -------------
DRUGS--1.4%
  AmeriSource Health Corp., Class A+........................          9,600         192,000
  Omnicare, Inc.............................................         27,000         410,063
  West Pharmaceutical Services, Inc.........................          2,382          58,210
                                                                              -------------
                                                                                    660,273
                                                                              -------------
ELECTRIC UTILITIES--0.3%
  Sierra Pacific Resources..................................          7,920         119,790
                                                                              -------------
ELECTRICAL EQUIPMENT--2.4%
  Crane Co.(1)..............................................          5,600         150,500
  Credence Systems Corp.+...................................            600          85,650
  Hussmann International, Inc...............................         26,600         369,075
  Mark IV Industries, Inc...................................          3,700          78,394
  Roper Industries, Inc.....................................          4,100         129,150
  Watts Industries, Inc., Class A...........................         19,500         260,812
                                                                              -------------
                                                                                  1,073,581
                                                                              -------------
ELECTRONICS--3.2%
  Analogic Corp.............................................         17,600         716,100
  Diebold, Inc.+............................................          4,400         127,050
  General Semiconductor, Inc.+..............................          5,200         104,000
  Lam Research Corp.+.......................................            900          41,288
  Sensormatic Electronics Corp.+............................          7,400         123,487
  Silicon Valley Group, Inc.+...............................         10,000         285,000
  Tektronix, Inc.+..........................................          1,100          63,662
                                                                              -------------
                                                                                  1,460,587
                                                                              -------------
ENERGY SERVICES--1.0%
  Coflexip SA ADR...........................................          3,000         152,250
  Key Energy Service, Inc.+.................................         32,000         312,000
                                                                              -------------
                                                                                    464,250
                                                                              -------------


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
ENERGY SOURCES--2.9%
  Barrett Resources Corp.+..................................          3,400   $     107,950
  Chieftain International, Inc.+............................         10,000         190,000
  Devon Energy Corp.........................................          5,000         240,937
  Evergreen Resources, Inc.+................................          1,920          44,400
  Helmerich & Payne, Inc....................................          7,400         231,713
  Noble Affiliates, Inc.....................................         10,000         360,625
  Pennzoil-Quaker State Co..................................         13,900         152,031
                                                                              -------------
                                                                                  1,327,656
                                                                              -------------
ENTERTAINMENT PRODUCTS--0.8%
  Harman International Industries, Inc......................          4,000         261,500
  Polaroid Corp.(1).........................................          6,200         125,163
                                                                              -------------
                                                                                    386,663
                                                                              -------------
FINANCIAL SERVICES--3.6%
  Associated Banc-Corp......................................          7,000         178,938
  E. W. Blanch Holdings, Inc................................          2,700          60,075
  Liberty Financial Cos., Inc...............................         11,400         213,750
  MBIA, Inc.(1).............................................         13,000         642,687
  Profit Recovery Group International, Inc.+................          7,300         128,206
  The BISYS Group, Inc.+....................................          1,300          81,331
  Webster Financial Corp....................................         15,000         320,625
                                                                              -------------
                                                                                  1,625,612
                                                                              -------------
FOOD, BEVERAGE & TOBACCO--1.5%
  American Italian Pasta Co., Class A+......................          6,200         153,450
  Coors Adolph Co., Class B.................................          1,600          81,600
  Flowers Industries, Inc.(1)...............................          9,900         150,975
  Ralcorp Holdings, Inc.+...................................          8,800         121,550
  Vlasic Foods International, Inc.+.........................         26,000          45,500
  Whitman Corp..............................................         12,300         140,681
                                                                              -------------
                                                                                    693,756
                                                                              -------------
FOREST PRODUCTS--2.4%
  Deltic Timber Corp........................................         19,000         418,000
  Packaging Corp. of America................................          7,700          91,438
  Rayonier, Inc.............................................         10,000         469,375
  Wausau-Mosinee Paper Corp.................................         11,700         141,862
                                                                              -------------
                                                                                  1,120,675
                                                                              -------------
GAS & PIPELINE UTILITIES--0.5%
  Mitchell Energy & Development Corp., Class B..............          9,000         215,438
                                                                              -------------
HEALTH SERVICES--2.0%
  Apria Healthcare Group, Inc.+.............................          7,900         110,106
  Dendrite International, Inc.+.............................          2,500          57,188
  Kendle International, Inc.+...............................          1,000           9,125
  Manor Care, Inc.+.........................................         20,500         244,719

STYLE SELECT SERIES LOGO

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
HEALTH SERVICES (CONTINUED)
  MedQuist, Inc.+...........................................          8,000   $     283,500
  PAREXEL International Corp.+..............................         25,000         225,000
                                                                              -------------
                                                                                    929,638
                                                                              -------------
HOUSING--3.6%
  Bassett Furniture Industries, Inc.........................          6,000          79,875
  Champion Enterprises, Inc.+...............................         13,910          98,240
  D.R. Horton, Inc..........................................         17,500         226,406
  Dorel Industries, Inc., Class B+..........................          4,100          79,181
  Furniture Brands International, Inc.+.....................          8,000         149,500
  Hughes Supply, Inc........................................          3,700          56,425
  Kaufman & Broad Home Corp.................................          3,800          73,150
  Lennar Corp...............................................         14,000         260,750
  Pulte Corp................................................         19,470         418,605
  Toll Brothers, Inc.+......................................          9,600         208,200
                                                                              -------------
                                                                                  1,650,332
                                                                              -------------
INSURANCE--12.7%
  Chiyoda Fire & Marine Insurance Co. Ltd...................        200,000         549,924
  Enhance Financial Services Group, Inc.....................         43,750         442,969
  Everest Reinsurance Group Ltd.............................          5,000         146,250
  Financial Security Assured Holdings Ltd...................         15,500       1,144,094
  First American Financial Corp.............................         45,000         694,687
  Gallagher (Arthur J.) & Co................................          4,200         156,450
  HCC Insurance Holdings, Inc...............................          4,000          47,000
  Horace Mann Educators Corp................................          6,000          87,375
  IPC Holdings Ltd..........................................         20,000         255,000
  LaSalle Re Holdings Ltd...................................         43,000         564,375
  Leucadia National Corp....................................         20,400         475,575
  Old Republic International Corp...........................         39,000         555,750
  Radian Group, Inc.........................................          3,199         162,949
  Stewart Information Services Corp.........................         40,100         571,425
                                                                              -------------
                                                                                  5,853,823
                                                                              -------------
INVESTMENT COMPANIES--1.2%
  Capital Southwest Corp....................................          6,000         336,000
  Morgan Stanley Asia-Pacific Fund+.........................         18,000         191,250
                                                                              -------------
                                                                                    527,250
                                                                              -------------
LEISURE & TOURISM--1.0%
  Alaska Air Group, Inc.+...................................          3,500         100,625


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
LEISURE & TOURISM (CONTINUED)
  Landry's Seafood Restaurants, Inc.+.......................         24,000   $     207,000
  Lone Star Steakhouse & Saloon, Inc.+......................          6,900          81,506
  Prime Hospitality Corp.+..................................          9,600          88,800
                                                                              -------------
                                                                                    477,931
                                                                              -------------
MACHINERY--5.3%
  Alamo Group, Inc..........................................         50,000         543,750
  Federal Signal Corp.......................................         39,700         806,406
  JLG Industries, Inc.......................................         12,400         117,800
  Regal-Beloit Corp.........................................          7,200         130,050
  Standard Register Co......................................          3,900          50,944
  Stewart & Stevenson Services, Inc.........................         24,000         289,500
  Toyoda Automatic Loom Works Ltd...........................         25,000         495,302
                                                                              -------------
                                                                                  2,433,752
                                                                              -------------
MEDICAL PRODUCTS--1.2%
  Dentsply International, Inc...............................          3,900         113,344
  Inamed Corp.+.............................................          1,500          62,062
  Invacare Corp.............................................          9,300         248,775
  Varian Medical Systems, Inc.+.............................          3,500         140,000
                                                                              -------------
                                                                                    564,181
                                                                              -------------
METALS & MINERALS--2.4%
  American National Can Group, Inc..........................          4,200          70,613
  Martin Marietta Materials, Inc............................          2,400         127,200
  Minerals Technologies, Inc................................          1,100          50,875
  Reynolds Metals Co.(1)....................................         12,500         831,250
                                                                              -------------
                                                                                  1,079,938
                                                                              -------------
MULTI-INDUSTRY--0.2%
  Renaissance Holdings Ltd.+................................          2,000          73,500
                                                                              -------------
REAL ESTATE COMPANIES--5.1%
  Catellus Development Corp.+...............................         46,900         609,700
  Forest City Enterprises, Inc., Class A....................         23,500         684,437
  LNR Property Corp.........................................         26,200         564,938
  Wellsford Real Properties, Inc.+..........................         53,800         477,475
                                                                              -------------
                                                                                  2,336,550
                                                                              -------------
REAL ESTATE INVESTMENT TRUSTS--7.2%
  Chateau Communities, Inc..................................          4,800         124,800
  Chelsea GCA Realty, Inc...................................          1,400          45,675
  EastGroup Properties, Inc.................................          8,480         176,490
  FelCor Lodging Trust, Inc.................................          8,000         157,000
  Gables Residential Trust..................................         11,000         264,000
  Glenborough Realty Trust, Inc.............................          3,100          45,725

                                                        STYLE SELECT SERIES LOGO

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)

                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
  Highwoods Properties, Inc.................................          9,000   $     204,187
  Home Properties of New York, Inc..........................         11,000         308,000
  IRT Property Co...........................................         18,000         149,625
  Kilroy Realty Corp........................................          2,900          69,963
  Koger Equity, Inc.........................................         31,300         547,750
  Mack-Cali Realty Corp.....................................          3,000          77,250
  Parkway Properties, Inc...................................          5,000         150,000
  Plum Creek Timber Co., Inc................................         17,000         414,375
  Prentiss Properties Trust.................................         11,000         261,250
  Summit Properties, Inc....................................         16,500         328,969
                                                                              -------------
                                                                                  3,325,059
                                                                              -------------
RETAIL--3.6%
  Abercrombie & Fitch Co., Class A+.........................         11,350         124,850
  AnnTaylor Stores Corp.+...................................         16,000         331,000
  Borders Group, Inc.+......................................         11,100         176,212
  Casey's General Stores, Inc...............................         12,500         146,094
  Ethan Allen Interiors, Inc................................          4,200         112,088
  Great Atlantic & Pacific Tea Co., Inc.....................          2,000          36,625
  Pier 1 Imports, Inc.......................................         44,500         506,187
  The Men's Wearhouse, Inc.+................................          3,400          72,888
  Whole Foods Market, Inc.+.................................          3,000         127,687
                                                                              -------------
                                                                                  1,633,631
                                                                              -------------
TRANSPORTATION--1.4%
  CNF Transportation, Inc...................................         12,100         338,044
  Knight Transportation, Inc.+..............................         11,000         202,125
  Knightsbridge Tankers Ltd.................................          6,540         121,807
                                                                              -------------
                                                                                    661,976
                                                                              -------------
TOTAL COMMON STOCK
  (cost $43,328,590)........................................                     44,047,170
                                                                              -------------
BONDS & NOTES--0.7%
HEALTH SERVICES--0.7%
  Phymatrix Corp. convertible 6.75% due 6/15/03
    (cost $506,164).........................................  $       1,000         320,000
                                                                              -------------
TOTAL INVESTMENT SECURITIES--96.5%
  (cost $43,834,754)........................................                     44,367,170
                                                                              -------------
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--3.5%
  Agreement with State Street Bank and Trust Co., bearing
    4.75%, dated 04/28/00 to be repurchased 05/01/00 in the
    amount of $794,314 collateralized by $805,000 U.S.
    Treasury Note 4.00% due 10/31/00 approximate aggregate
    value $811,867
    (cost $794,000).........................................  $         794   $     794,000
  Agreement with State Street Bank and Trust Co., bearing
    4.75%, dated 04/28/00 to be repurchased 05/01/00 in the
    amount of $453,179 collateralized by $475,000 U.S.
    Treasury Note 5.63% due 05/15/08 approximate aggregate
    value $462,174
    (cost $453,000).........................................            453         453,000
  Agreement with State Street Bank and Trust Co., bearing
    5.68%, dated 04/28/00 to be repurchased 05/01/00 in the
    amount of $357,169 collateralized by $325,000 U.S.
    Treasury Bond 9.13% due 05/15/09 approximate aggregate
    value $364,342
    (cost $357,000).........................................            357         357,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $1,604,000).........................................                      1,604,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $45,438,754)........................................          100.0%     45,971,170
Liabilities in excess of other assets.......................            0.0         (17,781)
                                                              -------------   -------------
NET ASSETS..................................................          100.0%  $  45,953,389
                                                              =============   =============

------------------
+ Non-income producing security
(1) Security is traded with rights attached

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--92.9%
ARGENTINA--0.1%
  Telefonica de Argentina SA ADR (Utilities)................          2,690   $      94,486
                                                                              -------------
AUSTRALIA--1.9%
  Brambles Industries Ltd. (Industrial & Commercial)........         14,040         395,209
  Broken Hill Proprietary Co. Ltd. (Materials)..............          6,094          65,626
  Commonwealth Bank of Australia (Finance)..................          9,319         141,935
  Lend Lease Corp. Ltd. (Finance)...........................          5,782          62,658
  News Corp. Ltd.
    (Information & Entertainment)...........................         33,601         426,721
  News Corp. Ltd. ADR
    (Information & Entertainment)...........................          9,130         401,720
  Publishing & Broadcasting Ltd.
    (Information & Entertainment)...........................         19,000         147,577
  TABCORP Holdings Ltd.
    (Information & Entertainment)...........................         11,000          58,883
  Telstra Corp. Ltd.
    (Information Technology)................................         51,919         222,554
  Telstra Corp. Ltd. IR
    (Information Technology)................................         44,620         114,134
  Westpac Banking Corp. Ltd. (Finance)......................         23,390         149,301
                                                                              -------------
                                                                                  2,186,318
                                                                              -------------
BELGIUM--0.3%
  Dexia Belgium (Credit Communal)
    (Finance)...............................................            944         122,378
  Fortis (B) (Finance)......................................          6,850         172,933
  UCB SA (Healthcare).......................................            670          22,537
                                                                              -------------
                                                                                    317,848
                                                                              -------------
BOTSWANA--0.1%
  Sechaba Brewery Ltd. (Consumer Staples)...................         73,200          62,023
                                                                              -------------
BRAZIL--0.1%
  Compania Brasileira de Distribuicao ADR
    (Industrial & Commercial)...............................          1,696          48,336
  Uniao De Banco Brasilieros SA GDR+ (Finance)..............          2,000          49,875
                                                                              -------------
                                                                                     98,211
                                                                              -------------


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
CANADA--1.8%
  Alcan Aluminium Ltd. (Materials)..........................          1,740   $      56,633
  Celestica, Inc.
    (Industrial & Commercial)...............................          6,551         353,451
  Celestica, Inc.+
    (Industrial & Commercial)...............................          6,413         349,909
  Nortel Networks Corp. (Information Technology)............          7,450         842,143
  Rogers Communications, Inc., Class B+
    (Information & Entertainment)...........................         16,860         438,891
  Royal Bank of Canada (Finance)............................          1,010          47,673
                                                                              -------------
                                                                                  2,088,700
                                                                              -------------
DENMARK--0.1%
  Tele Danmark A/S (Utilities)..............................          1,240          90,805
                                                                              -------------
EGYPT--0.2%
  Egypt Mobile Phone+ (Information Technology)..............          4,800         182,990
                                                                              -------------
FINLAND--3.7%
  Jot Automation Group Oyj (Information Technology).........         30,610         221,229
  Nokia Oyj
    (Information Technology)................................         31,880       1,828,771
  Nokia Corp., Class A ADR (Information Technology).........         20,800       1,183,000
  Sonera Oyj
    (Information Technology)................................         14,160         778,808
  Tietoenator Oyj
    (Information Technology)................................          4,430         213,447
                                                                              -------------
                                                                                  4,225,255
                                                                              -------------
FRANCE--11.6%
  Alcatel
    (Information Technology)................................          2,110         489,141
  Altran Technologies SA (Industrial & Commercial)..........            410          83,790
  Aventis SA (Healthcare)...................................          7,251         398,809
  Aventis SA (Healthcare)...................................      EUR 1,282          70,744
  Axa (Finance).............................................          6,494         962,893
  Banque Nationale de Paris (Finance).......................         10,920         882,543
  Business Objects SA ADR+ (Information Technology).........          2,352         230,202
  Canal Plus
    (Information & Entertainment)...........................          6,450       1,243,103

                                                        STYLE SELECT SERIES LOGO

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
FRANCE (CONTINUED)
  Cap Gemini SA
    (Information Technology)................................          1,020   $     200,293
  Carrefour SA
    (Consumer Discretionary)................................            816          53,115
  Christian Dior SA
    (Consumer Discretionary)................................          1,330         316,180
  Compagnie de Saint Gobain (Materials).....................          1,300         177,393
  Groupe Danone
    (Consumer Staples)......................................            170          37,169
  Hermes International (Consumer Discretionary).............            660          93,601
  L' Oreal SA
    (Consumer Staples)......................................             70          47,473
  Lafarge SA (Materials)....................................            311          25,757
  Legrand SA
    (Information Technology)................................          1,070         199,411
  Louis Vuitton Moet Henessy (Consumer Staples).............            533         223,668
  Sanofi-Synthelabo SA+ (Healthcare)........................         19,974         745,401
  Schneider Electric SA (Information Technology)............            938          61,397
  Societe Generale (Finance)................................          2,446         506,549
  Societe Television Francaise 1
    (Information & Entertainment)...........................          2,155       1,475,210
  Sodexho Alliance SA
    (Multi-industry)........................................            406          60,827
  Suez Lyonnaise des Eaux SA (Utilities)....................          4,420         693,143
  Total Fina Elf (Energy)...................................         14,218       2,157,280
  Vivendi (Multi-industry)..................................         16,772       1,658,920
                                                                              -------------
                                                                                 13,094,012
                                                                              -------------
GERMANY--6.1%
  Allianz AG (Finance)......................................            900         346,340
  Bayer AG (Materials)......................................         17,423         725,913
  Deutsche Bank AG (Finance)................................          2,531         170,039
  Deutsche Lufthansa AG (Industrial & Commercial)...........         14,360         298,299
  Deutsche Telekom AG (Information Technology)..............          5,127         332,746
  Epcos AG+
    (Information Technology)................................          5,680         800,372
  Gehe AG (Healthcare)......................................          2,490          77,417


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
GERMANY (CONTINUED)
  HypoVereinsbank (Finance).................................         12,030         732,744
  Infineon Technologies AG+ (Information Technology)........          6,640   $     457,259
  Intershop Communications AG+
    (Information Technology)................................          1,490         661,702
  Muenchener Ruckversicherungs-
    Gesellschaft AG (Finance)...............................          1,583         464,111
  Rhon-Klinikum AG
    (Consumer Discretionary)................................            920          33,915
  SAP AG
    (Information Technology)................................          1,090         511,314
  Siemens AG (Multi-industry)...............................          4,619         684,459
  Thyssen Krupp AG
    (Multi-industry)........................................         18,450         387,454
  Veba AG (Utilities).......................................          3,880         194,707
                                                                              -------------
                                                                                  6,878,791
                                                                              -------------
GREECE--0.1%
  Hellenic Telecommunications Organization SA (Information
    Technology).............................................          7,300         164,335
                                                                              -------------
HONG KONG--2.5%
  Cable & Wireless HKT Ltd. (Information Technology)........         50,400         119,057
  Cheung Kong (Holdings) Ltd.
    (Real Estate)...........................................         26,000         310,430
  China Telecom
    (Hong Kong) Ltd.+
    (Information Technology)................................        117,800         843,135
  Dao Heng Bank Group Ltd. (Finance)........................         25,000         115,545
  Henderson Land Development Co. Ltd. (Real Estate).........         25,000         109,446
  Hutchison Whampoa Ltd. (Multi-industry)...................         68,500         993,748
  Li & Fung Ltd.
    (Industrial & Commercial)...............................         38,500         150,259
  Pacific Century CyberWorks Ltd.+
    (Information Technology)................................         97,000         180,571
  Peregrine Investments Holdings Ltd.+(1) (Finance).........         91,000               0
  Sun Hung Kai Properties Ltd. (Real Estate)................          7,000          54,819
                                                                              -------------
                                                                                  2,877,010
                                                                              -------------
INDIA--0.2%
  ICICI Ltd. ADR (Finance)..................................          8,008         203,203
                                                                              -------------

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

                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
IRELAND--1.2%
  Bank of Ireland (Finance).................................         96,838   $     653,223
  CRH PLC (Materials).......................................         41,170         658,726
                                                                              -------------
                                                                                  1,311,949
                                                                              -------------
ITALY--5.0%
  Alleanza Assicurazioni (Finance)..........................         16,000         165,529
  Banca Intesa SpA (Finance)................................         27,432         101,001
  Bipop-Carire SpA (Finance)................................          3,000         272,730
  ENI SpA (Energy)..........................................        177,041         880,386
  Mediaset SpA
    (Information & Entertainment)...........................         12,000         194,729
  Mediolanum SpA (Finance)..................................         15,780         261,807
  San Paolo-IMI SpA
    (Industrial & Commercial)...............................         43,700         611,806
  Seat Pagine Gialle SpA
    (Information & Entertainment)...........................        114,540         502,940
  Tecnost SpA+
    (Information Technology)................................         27,000          94,746
  Telecom Italia Mobile SpA (Information Technology)........         75,000         715,916
  Telecom Italia SpA (Information Technology)...............         78,447       1,096,843
  UniCredito Italiano SpA (Finance).........................        177,598         720,086
                                                                              -------------
                                                                                  5,618,519
                                                                              -------------
JAPAN--16.5%
  Bridgestone Corp.
    (Consumer Discretionary)................................          4,000          86,840
  Canon, Inc.
    (Information Technology)................................         16,000         731,750
  DDI Corp. (Utilities).....................................              9         103,319
  East Japan Railway Co. (Industrial & Commercial)..........             11          65,176
  Fanuc Ltd.
    (Information Technology)................................          2,100         220,081
  Fuji Bank Ltd. (Finance)..................................         47,000         391,612
  Fuji Television Network, Inc.
    (Information & Entertainment)...........................             22         366,616
  Fujitsu Ltd.
    (Information Technology)................................         34,000         963,200
  Furukawa Electric Co. Ltd. (Information Technology).......         29,000         402,453
  Hitachi Ltd.
    (Information Technology)................................          7,000          83,599


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
JAPAN (CONTINUED)
  Ito-Yokado Co. Ltd.
    (Consumer Discretionary)................................          2,000   $     146,091
  Kao Corp.
    (Consumer Staples)......................................          3,000          91,376
  Kokuyo Co. Ltd.
    (Information Technology)................................          5,000          71,055
  Komori Corp.
    (Industrial & Commercial)...............................          2,000          27,422
  Kyocera Corp.
    (Information Technology)................................          7,700       1,288,145
  Makita Corp.
    (Consumer Discretionary)................................          6,000          52,104
  Marui Co. Ltd.
    (Consumer Discretionary)................................         10,000         187,937
  Matsushita Electric Industrial Co. Ltd.
    (Information Technology)................................         23,000         608,989
  Mitsui Fudosan Co. Ltd.
    (Real Estate)...........................................         27,000         274,462
  Murata Manufacturing Co. Ltd.
    (Information Technology)................................          8,000       1,555,340
  NEC Corp.
    (Information Technology)................................         30,300         824,719
  Nichiei Co. Ltd. (Finance)................................         10,000         198,121
  Nippon Telegraph & Telephone
    Corp. (Utilities).......................................            107       1,327,408
  Nomura Securities Co. Ltd. (Finance)......................         20,000         503,634
  NTT DoCoMo, Inc. (Information Technology).................             42       1,403,694
  Rohm Co. Ltd.
    (Information Technology)................................          1,500         502,708
  Sankyo Co. Ltd. (Healthcare)..............................          7,000         154,238
  Seven-Eleven Japan Co. Ltd. (Consumer Discretionary)......          3,000         369,393
  Shin-Etsu Chemical Co. Ltd. (Materials)...................          4,000         211,452
  Shiseido Co. Ltd.
    (Consumer Staples)......................................          8,000         101,171
  Shohkoh Fund & Co. Ltd. (Finance).........................          1,000         178,679
  Softbank Corp.
    (Information Technology)................................            600         147,757
  Softbank Corp.+
    (Information Technology)................................          1,200         295,515

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-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
JAPAN (CONTINUED)
  Sony Corp.
    (Information Technology)................................          6,800   $     781,262
  Sony Corp.+
    (Information Technology)................................          5,700         659,631
  Sumitomo Bank Ltd. (Finance)..............................         25,000         312,688
  Sumitomo Corp.
    (Industrial & Commercial)...............................         14,000         156,830
  Sumitomo Electric Industries, Ltd.
    (Information Technology)................................          9,000         119,900
  Takeda Chemical Industries Ltd. (Healthcare)..............         12,700         835,967
  TDK Corp.
    (Information & Entertainment)...........................          1,000         133,963
  Toshiba Corp.
    (Information Technology)................................        136,000       1,319,520
  Yamanouchi Pharmaceutical Co. Ltd. (Healthcare)...........          8,000         422,904
                                                                              -------------
                                                                                 18,678,721
                                                                              -------------
KAZAKHSTAN--0.0%
  Firebird Republica Fund Ltd.(1) (Investment Companies)....            960          60,282
                                                                              -------------
KOREA--1.6%
  Korea Telecom Corp. ADR (Information Technology)..........          8,890         306,705
  Pohang Iron & Steel Co. Ltd. ADR (Materials)..............          6,751         141,771
  Samsung Electronics (Information Technology)..............          3,990       1,078,622
  SK Telecom Co. Ltd. (Information Technology)..............            200          53,165
  SK Telecom Co. Ltd. ADR (Information Technology)..........          8,500         272,531
                                                                              -------------
                                                                                  1,852,794
                                                                              -------------
LUXEMBOURG--0.0%
  Societe Europeenne des Satellites
    (Information & Entertainment)...........................            260          39,503
                                                                              -------------
MALAYSIA--0.2%
  AMMB Holdings Berhad (Finance)............................         33,800         128,084


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
MALAYSIA (CONTINUED)
  Malaysian Pacific Industries Berhad
    (Information Technology)................................         11,300   $     126,382
                                                                              -------------
                                                                                    254,466
                                                                              -------------
MEXICO--1.6%
  Fomento Economico Mexicano SA de CV (Multi-industry)......         31,000         122,715
  Grupo Televisa SA de CV GDR+
    (Information & Entertainment)...........................         12,700         805,656
  Telefonos de Mexico SA ADR (Utilities)....................         14,400         846,900
                                                                              -------------
                                                                                  1,775,271
                                                                              -------------
NETHERLANDS--8.5%
  ABN AMRO Holdings NV (Finance)............................          2,588          53,290
  Akzo Nobel NV (Materials).................................            720          29,474
  Asm Lithography Holding NV+
    (Information Technology)................................         32,880       1,285,322
  Buhrmann NV
    (Industrial & Commercial)...............................         31,255         805,535
  CSM NV (Consumer Staples).................................          5,130          88,144
  Equant NV+
    (Information Technology)................................          2,090         161,787
  Fortis NV (Finance).......................................          9,510         239,136
  Gucci Group NV-NY Registry Shares
    (Consumer Discretionary)................................            398          34,875
  ING Groep NV (Finance)....................................         25,220       1,376,109
  Koninklijke (Royal) Philips Electronics NV
    (Information Technology)................................         39,332       1,754,582
  Koninklijke KPN NV (Utilities)............................          8,340         840,453
  KPNQwest NV+
    (Information Technology)................................          5,830         242,212
  Royal Dutch Petroleum Co. (Energy)........................          6,400         368,876
  STMicroelectronics NV
    (Information Technology)................................          2,482         473,615
  STMicroelectronics NV NY Registry Shares
    (Information Technology)................................          4,670         885,841
  TNT Post Group NV (Industrial & Commercial)...............            520          11,345

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PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
NETHERLANDS (CONTINUED)
  United Pan-Europe Communications NV Class A+
    (Information & Entertainment)...........................          4,030   $     146,657
  VNU NV
    (Information & Entertainment)...........................         11,580         619,536
  Wolters Kluwer NV
    (Information & Entertainment)...........................          6,837         161,355
                                                                              -------------
                                                                                  9,578,144
                                                                              -------------
NEW ZEALAND--0.1%
  Telecom Corp. of New Zealand Ltd.
    (Information Technology)................................         27,000         114,067
                                                                              -------------
NORWAY--0.1%
  Orkla ASA, Class A
    (Multi-industry)........................................          6,390          98,791
                                                                              -------------
PORTUGAL--0.1%
  Jeronimo Martins SGPS SA (Consumer Staples)...............          3,628          64,711
                                                                              -------------
SINGAPORE--0.8%
  DBS Group Holdings Ltd. (Finance).........................         13,000         179,021
  NatSteel Electronics Ltd. (Information Technology)........         40,000         229,710
  Singapore Press Holdings Ltd.
    (Information & Entertainment)...........................          9,900         193,765
  United Overseas Bank Ltd. (Finance).......................         42,512         296,451
                                                                              -------------
                                                                                    898,947
                                                                              -------------
SPAIN--3.4%
  Banco Bilbao Vizcaya Argentaria SA (Finance)..............         56,364         768,608
  Banco Santander Central Hispano SA (Finance)..............         95,142         992,081
  Endesa SA (Utilities).....................................         14,130         308,294
  Repsol YPF SA (Energy)....................................          7,551         154,454
  Telefonica SA+ (Utilities)................................         50,335       1,120,194
  Union Electrica Fenosa SA (Utilities).....................         28,110         541,506
                                                                              -------------
                                                                                  3,885,137
                                                                              -------------
SWEDEN--3.1%
  Atlas Copco AB, Class B (Industrial & Commercial).........          1,430          32,696


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
SWEDEN (CONTINUED)
  Electrolux AB, Class B (Consumer Discretionary)...........          5,870   $      99,186
  Ericsson L.M. Telecommunications Co., Class B
    (Information Technology)................................         19,140       1,701,381
  Hennes & Mauritz AB, Class B
    (Consumer Discretionary)................................          9,280         246,335
  Nordic Baltic Holding AB (Finance)........................         39,433         248,490
  Nordic Baltic Holding AB+ (Finance).......................          6,860          42,701
  Sandvik AB, Class B (Consumer Discretionary)..............         24,710         589,777
  Securitas AB, Series B (Consumer Discretionary)...........         19,832         513,164
                                                                              -------------
                                                                                  3,473,730
                                                                              -------------
SWITZERLAND--3.4%
  ABB AG
    (Industrial & Commercial)...............................          7,462         837,260
  ABB Ltd.
    (Industrial & Commercial)...............................          1,064         118,671
  Adecco SA
    (Industrial & Commercial)...............................          1,580       1,296,396
  Ares-Serono Group, Class B (Healthcare)...................            131         402,218
  Credit Suisse Group (Finance).............................          1,194         215,669
  Nestle SA (Consumer Staples)..............................            280         493,578
  Roche Holdings AG (Healthcare)............................             16         167,093
  Swisscom AG (Utilities)...................................            177          62,402
  UBS AG (Finance)..........................................          1,266         310,159
                                                                              -------------
                                                                                  3,903,446
                                                                              -------------
TAIWAN--0.3%
  Hon Hai Precision Industry Co. Ltd. GDR+* (Information
    Technology).............................................          4,076         113,802
  Taiwan Semiconductor Manufacturing Co.+ (Information
    Technology).............................................         39,030         251,313
                                                                              -------------
                                                                                    365,115
                                                                              -------------
TURKEY--0.2%
  Vestel Elektronik Sanayi ve Ticaret A/S+
    (Information Technology)................................        130,090          48,935

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-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
TURKEY (CONTINUED)
  Yapive Kredi Bankasi (Finance)............................      5,256,000   $     167,624
                                                                              -------------
                                                                                    216,559
                                                                              -------------
UNITED KINGDOM--15.8%
  Abbey National PLC (Finance)..............................          7,000          79,887
  AstraZeneca Group PLC (Healthcare)........................          9,398         394,046
  Baltimore Technologies PLC+ (Information Technology)......          1,100         111,014
  Barclays PLC (Finance)....................................         21,620         553,055
  BG Group PLC (Utilities)..................................          6,483          39,138
  BP Amoco PLC (Energy).....................................         26,000         224,466
  BP Amoco PLC ADR (Energy).................................         14,600         744,600
  Cable & Wireless PLC (Information Technology).............         79,474       1,319,038
  Cadbury Schweppes PLC (Consumer Staples)..................         23,000         157,563
  Celltech Group PLC+ (Healthcare)..........................         32,700         539,670
  Centrica PLC (Utilities)..................................         13,500          48,343
  Colt Telecom Group PLC+ (Information Technology)..........         14,040         624,091
  Compass Group PLC
    (Information & Entertainment)...........................         39,000         561,670
  David S. Smith Holdings PLC (Materials)...................         10,000          21,174
  Diageo PLC
    (Consumer Staples)......................................         28,996         233,853
  Electrocomponents PLC (Information Technology)............          9,000          90,381
  GKN PLC
    (Consumer Discretionary)................................          2,000          27,714
  Glaxo Wellcome PLC (Healthcare)...........................         36,333       1,122,889
  Hays PLC
    (Industrial & Commercial)...............................          4,400          30,417
  Hilton Group PLC
    (Information & Entertainment)...........................         10,000          42,038
  HSBC Holdings PLC (Finance)...............................         12,800         143,378
  Kingfisher PLC
    (Consumer Discretionary)................................         22,000         179,828
  Logica PLC
    (Information Technology)................................         11,370         344,314
  Marconi PLC
    (Information Technology)................................         18,000         223,921
  Old Mutual PLC+ (Finance).................................         89,800         202,731


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
  Reckitt Benckiser PLC (Consumer Staples)..................         88,780   $     913,329
  Reed International PLC
    (Information & Entertainment)...........................         67,000         466,291
  Rio Tinto PLC (Materials).................................         16,000         249,112
  Royal Bank of Scotland Group PLC (Finance)................         91,070       1,420,751
  Safeway PLC
    (Consumer Discretionary)................................         15,000          50,562
  Shell Transport & Trading Co. PLC (Energy)................        209,150       1,713,661
  SmithKline Beecham PLC (Healthcare).......................         44,300         606,962
  Standard Chartered PLC (Finance)..........................         15,000         202,481
  Tesco PLC
    (Consumer Discretionary)................................         29,300          99,677
  Tomkins PLC
    (Multi-industry)........................................         58,744         180,408
  Unilever PLC
    (Consumer Staples)......................................         22,214         133,502
  United News & Media PLC
    (Information & Entertainment)...........................          8,400         109,205
  Vodafone AirTouch PLC (Information Technology)............        703,460       3,220,043
  WPP Group PLC
    (Information & Entertainment)...........................         30,000         483,433
                                                                              -------------
                                                                                 17,908,636
                                                                              -------------
UNITED STATES--2.2%
  Bookham Technology PLC ADR+
    (Information Technology)................................          1,880          97,760
  Elan Corp. PLC ADR+ (Healthcare)..........................         15,400         660,275
  Embratel Participacoes SA ADR
    (Information Technology)................................          8,200         184,500
  Grupo Iusacell SA de CV ADR+
    (Information & Entertainment)...........................          3,400          54,188
  IMPSAT Fiber Networks, Inc.+
    (Information Technology)................................          4,568          72,231
  NTL, Inc.+
    (Information Technology)................................          5,510         421,515
  Partner Communication Co. Ltd. ADR+
    (Information Technology)................................         13,410         143,319

                                       67
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-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                                    SECURITY DESCRIPTION          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
UNITED STATES (CONTINUED)
  SmartForce PLC ADR+ (Information Technology)..............          3,287   $     156,954
  Tele Norte Leste Participacoes SA ADR (Utilities).........          6,838         121,802
  Telekomunikacja Polska SA GDR*
    (Information Technology)................................         20,287         148,834
  UnitedGlobalCom, Inc., Class A+
    (Information & Entertainment)...........................          5,393         286,503
  UTStarcom, Inc.+
    (Information Technology)................................          1,254          59,565
  Videsh Sanchar Nigam Ltd. GDR
    (Information Technology)................................          6,300         117,495
  Videsh Sanchar Nigam Ltd. GDR*
    (Information Technology)................................          1,200          22,680
                                                                              -------------
                                                                                  2,547,621
                                                                              -------------
TOTAL COMMON STOCK
  (cost $85,779,634)........................................                    105,210,396
                                                                              -------------
PREFERRED STOCK--2.2%
AUSTRALIA--0.4%
  News Corp. Ltd.
    (Information & Entertainment)...........................         42,188         453,828
                                                                              -------------
BRAZIL--1.3%
  Banco Itau SA+ (Finance)..................................        510,000          38,133
  Petroleo Brasileiros SA (Energy)..........................      1,293,000         308,014
  Telecomunicacoes Brasileiras SA ADR
    (Information Technology)................................          8,789       1,038,750
  Telecomunicacoes de Sao
    Paulo SA
    (Information Technology)................................      2,076,771          51,750
  Telesp Cellular Participacoes SA
    (Information Technology)................................      1,330,808          23,882
                                                                              -------------
                                                                                  1,460,529
                                                                              -------------
GERMANY--0.4%
  SAP AG
    (Information Technology)................................            870         512,910
                                                                              -------------
HUNGARY--0.1%
  OTP Bank (Finance)........................................          2,500         110,811
                                                                              -------------
TOTAL PREFERRED STOCK
  (cost $2,177,542).........................................                      2,538,078
                                                                              -------------
                                                                CONTRACTS/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
PUT OPTIONS--0.1%(2)
UNITED STATES--0.1%
  Currency Option Long Euro/Short USD
    exp 5/00 @ $99..........................................          2,000   $      26,480
  Nikkei 225 Index
    exp 6/00 @ $19,727(1)...................................              5           3,164
  Nikkei 225 Index
    exp 6/00 @ $20,239(1)...................................              7           8,478
  Nikkei 225 Index
    exp 6/00 @ $20,923(1)...................................             15           8,637
  Nikkei 225 Index
    exp 6/00 @ $20,434(1)...................................              7           4,162
                                                                              -------------
TOTAL PUT OPTIONS
  (cost $265,709)...........................................                         50,921
                                                                              -------------
TOTAL INVESTMENT SECURITIES--95.2%
  (cost $88,222,885)........................................                    107,799,395
                                                                              -------------
SHORT-TERM SECURITIES--1.6%
  Cayman Island Time Deposit with State Street Bank and
    Trust Co.
    4.25% due 05/01/00
    (cost $1,809,000).......................................  $       1,809       1,809,000
                                                                              -------------
REPURCHASE AGREEMENT--2.0%
  Agreement with State Street Bank & Trust Co., bearing
    4.75%, dated 04/28/00 to be repurchased 05/01/00 in the
    amount of $2,286,905, collateralized by $2,605,000 U.S.
    Treasury Bond 5.25% due 11/15/28 approximate aggregate
    value $2,334,450
    (cost $2,286,000).......................................          2,286       2,286,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $92,317,885)........................................           98.8%    111,894,395
Other assets less liabilities--.............................            1.2       1,339,707
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $ 113,234,102
                                                              =============   =============

------------------
+ Non-income producing security
* Resale restricted to qualified institutional buyers
ADR ("American Depositary Receipt")
GDR ("Global Depositary Receipt")
EUR - Euro Currency
(1) Fair valued security, see Note 2
(2) 1 option contract equals 100 shares

See Notes to Financial Statements

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-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)

                       OPEN COVERED WRITTEN CALL OPTIONS+

                                                        EXPIRATION       STRIKE
           CALL OPTIONS              CONTRACTS(2)          DATE          PRICE    VALUE
-----------------------------------------------------------------------------------------
Currency Option Long Euro/Short
USD................................     2,000            May 2000        $96.00  $(19,920)
Currency Option Long Euro/Short
USD................................     1,500            May 2000        0.90     (10,350)
                                                                                 --------

Total Open Covered Written Call
Options
(proceeds $28,484).................                                              $(30,270)
                                                                                 ========

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-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--91.9%
AEROSPACE & MILITARY TECHNOLOGY--3.3%
  United Technologies Corp..................................        888,000   $   55,222,500
                                                                              --------------
BROADCASTING & MEDIA--1.0%
  Comcast Corp., Class A+...................................        394,785       15,816,074
                                                                              --------------
COMMUNICATION EQUIPMENT--3.4%
  Ericsson L.M. Telecommunications Co., ADR Class B.........        556,400       49,206,625
  QUALCOMM, Inc.+...........................................         66,742        7,237,336
                                                                              --------------
                                                                                  56,443,961
                                                                              --------------
COMPUTERS & BUSINESS EQUIPMENT--3.3%
  Hewlett-Packard Co........................................        403,800       54,513,000
                                                                              --------------
COMPUTER SOFTWARE--14.1%
  Adobe Systems, Inc........................................        287,000       34,709,063
  Cisco Systems, Inc.+......................................      1,350,200       93,606,834
  EMC Corp.+................................................        410,861       57,084,000
  Microsoft Corp.+..........................................        700,000       48,825,000
                                                                              --------------
                                                                                 234,224,897
                                                                              --------------
ELECTRONICS--13.9%
  Applied Materials, Inc.+..................................        600,000       61,087,500
  Flextronics International Ltd.+...........................      1,283,000       90,130,750
  Sony Corp. ADR............................................        124,383       28,063,914
  Texas Instruments, Inc....................................        320,400       52,185,150
                                                                              --------------
                                                                                 231,467,314
                                                                              --------------
ENERGY SERVICES--3.5%
  Halliburton Co............................................      1,300,000       57,443,750
                                                                              --------------
FINANCIAL SERVICES--6.6%
  Citigroup, Inc............................................      1,850,200      109,971,262
                                                                              --------------
HOUSEHOLD PRODUCTS--4.4%
  Kimberly-Clark Corp.......................................         78,489        4,557,268
  Warner-Lambert Co.(1).....................................        600,000       68,287,500
                                                                              --------------
                                                                                  72,844,768
                                                                              --------------
HOUSING--2.5%
  Home Depot, Inc...........................................        753,200       42,226,275
                                                                              --------------
INTERNET CONTENT--1.6%
  CNET Networks, Inc.+......................................        750,000       25,921,875
                                                                              --------------
INTERNET SOFTWARE--6.4%
  America Online, Inc.+.....................................      1,786,000      106,825,125
                                                                              --------------
MEDICAL PRODUCTS--3.2%
  Genentech, Inc.+..........................................        458,382       53,630,694
                                                                              --------------
MULTI-INDUSTRY--6.6%
  Corning, Inc..............................................        560,000      110,600,000
                                                                              --------------
RETAIL--3.3%
  eBay, Inc.+...............................................        350,000       55,715,625
                                                                              --------------
                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------

TELECOMMUNICATIONS--14.8%
  NTL, Inc.+................................................        609,125   $   46,598,062
  Qwest Communications International, Inc.+.................      1,031,300       44,732,638
  Sprint Corp. (PCS Group)+.................................      1,090,274       59,965,070
  Vodafone AirTouch PLC ADR.................................      2,032,240       95,515,280
                                                                              --------------
                                                                                 246,811,050
                                                                              --------------
TOTAL INVESTMENT SECURITIES--91.9%
  (cost $1,351,617,038).....................................                   1,529,678,170
                                                                              --------------
SHORT-TERM SECURITIES--9.0%
American Express Credit
  5.96% due 5/01/00.........................................  $      23,929       23,929,000
Baus Funding LLC
  6.02% due 5/25/00.........................................         10,000        9,959,867
Consolidated Natural Gas Co. 6.08% due 5/02/00..............          1,400        1,399,763
Dow Chemical Co.
  6.00% due 5/11/00.........................................            600          599,000
Federal Home Loan Bank Consolidated Discount Notes 5.75% due
  5/01/00...................................................         58,800       58,800,000
Fleet Financial Group, Inc. 6.01% due 5/17/00...............          5,500        5,485,309
Ford Motor Credit Co.
  5.28% due 5/01/00.........................................          6,537        6,537,000
General Electric Capital Corp. 5.90% due 5/01/00............         24,463       24,463,000
MDU Resources Group, Inc. 6.03% due 5/24/00.................          6,100        6,076,500
Motorola Credit Corp.
  6.00% due 5/26/00.........................................         10,000        9,958,333
Schering Corp.
  5.97% due 5/11/00.........................................          1,600        1,597,347
Toyota Credit De Prior
  6.02% due 5/16/00.........................................          2,000        1,994,983
                                                                              --------------
TOTAL SHORT-TERM SECURITIES
  (cost $150,800,102).......................................                     150,800,102
                                                                              --------------
TOTAL INVESTMENTS --
  (cost $1,502,417,140).....................................          100.9%   1,680,478,272
  Liabilities in excess of other assets.....................           (0.9)     (15,335,445)
                                                              -------------   --------------
NET ASSETS--                                                          100.0%  $1,665,142,827
                                                              =============   ==============

------------------
+ Non-income producing security
ADR ("American Depositary Receipt")
(1) Security is traded with rights attached

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

Focused Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--88.0%
AUTOMOTIVE--3.1%
  Ford Motor Co.............................................         41,695   $   2,280,195
                                                                              -------------
BANKS--5.6%
  Bank of New York Co., Inc.................................         60,095       2,467,651
  Summit Bancorp............................................         65,000       1,649,375
                                                                              -------------
                                                                                  4,117,026
                                                                              -------------
CHEMICALS--3.2%
  Bush Boake Allen, Inc.+...................................         77,700       2,321,288
                                                                              -------------
COMPUTER SOFTWARE--3.1%
  DST Systems, Inc.+........................................         30,000       2,225,625
                                                                              -------------
ELECTRIC UTILITIES--3.2%
  FPL Group, Inc.(1)........................................         51,000       2,304,563
                                                                              -------------
ELECTRONICS--11.4%
  Advanced Micro Devices, Inc.+.............................         23,700       2,079,675
  Analogic Corp.............................................         30,000       1,220,625
  Emerson Electric Co.(1)...................................         30,000       1,646,250
  Silicon Valley Group, Inc.+...............................        119,000       3,391,500
                                                                              -------------
                                                                                  8,338,050
                                                                              -------------
FINANCIAL SERVICES--5.3%
  Liberty Financial Cos., Inc...............................        113,000       2,118,750
  Student Loan Corp.........................................         43,000       1,720,000
                                                                              -------------
                                                                                  3,838,750
                                                                              -------------
FOREST PRODUCTS--4.7%
  Minnesota Mining & Manufacturing Co.......................         40,000       3,460,000
                                                                              -------------
GAS & PIPELINE UTILITIES--5.5%
  AGL Resources, Inc........................................         90,500       1,583,750
  El Paso Energy Corp.......................................         57,110       2,427,175
                                                                              -------------
                                                                                  4,010,925
                                                                              -------------
HEALTH SERVICES--9.5%
  Columbia/HCA Healthcare Corp..............................         79,800       2,269,313
  PAREXEL International Corp.+..............................        244,000       2,196,000
  Wellpoint Health Networks, Inc.+..........................         33,650       2,481,687
                                                                              -------------
                                                                                  6,947,000
                                                                              -------------
HOUSING--3.3%
  D.R. Horton, Inc..........................................        185,000       2,393,438
                                                                              -------------
INSURANCE--10.0%
  Enhance Financial Services Group, Inc.....................        173,000       1,751,625
  First American Financial Corp.............................        205,000       3,164,687
  LaSalle Re Holdings Ltd...................................        182,000       2,388,750
                                                                              -------------
                                                                                  7,305,062
                                                                              -------------
MACHINERY--1.8%
  Alamo Group, Inc..........................................        120,200       1,307,175
                                                                              -------------
REAL ESTATE COMPANIES--3.6%
  Catellus Development Corp.+...............................        201,000       2,613,000
                                                                              -------------
RETAIL--3.8%
  CVS Corp..................................................         64,360       2,799,660
                                                                              -------------
                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------

TELECOMMUNICATIONS--2.0%
  Nokia Corp., Class A ADR..................................         26,000   $   1,478,750
                                                                              -------------
TELEPHONE--8.9%
  Bell Atlantic Corp.(1)....................................         37,975       2,250,019
  MCI WorldCom, Inc.+.......................................         53,460       2,429,088
  Sprint Corp...............................................         30,000       1,845,000
                                                                              -------------
                                                                                  6,524,107
                                                                              -------------
TOTAL COMMON STOCK
  (cost $59,605,771)........................................                     64,264,614
                                                                              -------------
PREFERRED STOCK--3.7%
INSURANCE--3.7%
  Metlife Capital Trust I convertible 8.00%
    (cost $2,380,105).......................................         47,600       2,680,475
                                                                              -------------
TOTAL INVESTMENT SECURITIES--91.7%
  (cost $61,985,876)........................................                     66,945,089
                                                                              -------------
REPURCHASE AGREEMENTS--9.4%
  Agreement with State Street Bank and Trust Co., bearing
    4.75%, dated 04/28/00 to be repurchased 05/01/00 in the
    amount of $1,982,785 collateralized by $1,750,000 U.S.
    Treasury Bond 10.75% due 05/15/03 approximate aggregate
    value $2,026,409
    (cost $1,982,000).......................................  $       1,982       1,982,000
  Agreement with State Street Bank and Trust Co., bearing
    4.75%, dated 04/28/00 to be repurchased 05/01/00 in the
    amount of $2,139,847 collateralized by $1,830,000 U.S.
    Treasury Bond 7.88% due 02/15/21 approximate aggregate
    value $2,182,582
    (cost $2,139,000).......................................          2,139       2,139,000
  Agreement with State Street Bank and Trust Co., bearing
    4.75%, dated 04/28/00 to be repurchased 05/01/00 in the
    amount of $2,783,101 collateralized by $2,605,000 U.S.
    Treasury Bond 6.88% due 08/15/25 approximate aggregate
    value
    (cost $2,838,327).......................................          2,782       2,782,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $6,903,000).........................................                      6,903,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $68,888,876)........................................          101.1%     73,848,089
  Liabilities in excess of other assets.....................           (1.1)       (809,208)
                                                              -------------   -------------
NET ASSETS--                                                         100.0%   $  73,038,881
                                                              =============   =============

------------------
+ Non-income producing security
ADR "American Depositary Receipt"
(1) Security is traded with rights attached

STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2000 (UNAUDITED)

NOTE 1. ORGANIZATION

SunAmerica Style Select Series, Inc. (the "Fund") is an open-end management investment company organized as a Maryland corporation on July 3, 1996. The Fund is managed by SunAmerica Asset Management Corp. ("SunAmerica"), an indirect wholly-owned subsidiary of American International Group, Inc. The Fund currently offers ten separate investment portfolios (each, a "Portfolio"). The assets of each Portfolio are normally allocated among at least three investment advisers (each, an "Adviser") with the exception of the Focused Growth and Income and International Portfolios, each of which will be independently responsible for advising its respective portion of the Portfolio's assets. The investment objective for each of the Portfolios is as follows:

LARGE-CAP GROWTH seeks long-term growth of capital by investing generally in equity securities of large-sized companies.

MID-CAP GROWTH seeks long-term growth of capital by investing generally in equity securities of medium-sized companies.

AGGRESSIVE GROWTH seeks long-term growth of capital by investing generally in equity securities of small and medium-sized companies.

FOCUSED GROWTH AND INCOME seeks long-term growth of capital and a reasonable level of current income by investing generally in equity securities of large-sized companies.

LARGE-CAP VALUE seeks long-term growth of capital by investing in equity securities of large-sized companies using a "value" style of investing.

VALUE seeks long-term growth of capital by investing in equity securities using a "value" style of investing.

SMALL-CAP VALUE seeks long-term growth of capital by investing in equity securities of small-sized companies using a "value" style of investing.

INTERNATIONAL EQUITY seeks long-term growth of capital by investing in equity securities of issuers in countries other than the United States.

FOCUS seeks long-term growth of capital by investing generally in equity securities.

FOCUSED VALUE seeks long-term growth of capital by investing generally in equity securities.

Each Portfolio offers multiple classes of shares. The classes within each Portfolio are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares--           Offered at net asset value per share plus an initial sales charge. Any purchases of Class A shares in excess of
                           $1,000,000 will be subject to a contingent deferred sales
                           charge on redemptions made within one year of purchase.

                                                        STYLE SELECT SERIES LOGO

Class B shares--           Offered at net asset value per share without an initial
                           sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to
                           Class A shares on the first business day of the month after seven years from the issuance of such shares and at such
                           time will be subject to the lower distribution fee
                           applicable to Class A shares.
Class II shares--          Offered at net asset value per share plus an initial sales charge. Certain redemptions made within the first 18 months of the date of purchase are subject to a contingent deferred sales charge.
Class Z shares--           Offered at net asset value per share exclusively for sale to employees participating in the SunAmerica profit sharing and retirement plan.

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B, and Class II shares each make distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), except that Class B, and Class II shares are subject to higher distribution fee rates. There are no distribution or service fee payments applicable to Class Z.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements:

SECURITY VALUATIONS: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Portfolio uses the exchange that is the primary market for the security. Values of portfolio securities primarily traded on foreign exchanges are already translated into U.S. dollars when received from a quotation service. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Portfolios may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Directors. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

REPURCHASE AGREEMENTS: The Portfolios, along with other affiliated registered investment companies, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Portfolios' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying

STYLE SELECT SERIES LOGO
collateral is valued daily on a mark to market basis to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Portfolios are permitted to participate in joint repurchase agreement transactions with other affiliated mutual funds.

As of April 30, 2000, the Aggressive Growth Portfolio and the Focused Growth and Income Portfolio had a 0.03% and 0.22% undivided interest, respectively, which represented $56,000 and $368,000, respectively, in principal amount in a joint repurchase agreement with State Street Bank and Trust Co. As of such date the repurchase agreement in the joint account and the collateral therefore were as follows:

State Street Bank and Trust Co. Repurchase Agreement, 5.62% dated 4/28/00, in the principal amount of $164,508,000 repurchase price $164,585,045 due 5/01/00, collateralized by $2,970,000 U.S. Treasury Note 6.63% due 4/30/02, $40,250,000
U.S. Treasury Note 5.38% due 2/15/01, $25,280,000 U.S. Treasury Note 4.00% due 10/31/00, $49,115,000 U.S. Treasury Note 5.63% due 5/15/08, and $25,730,000 U.S.
Treasury Note 6.13% due 8/15/07 approximate aggregate value $167,819,701.

As of April 30, 2000, the Aggressive Growth Portfolio and the Focused Growth and Income Portfolio had a 15.33% and 5.33% undivided interest, respectively, which represented $23,000,000 and $8,000,000, respectively, in principal amount in a joint repurchase agreement with PaineWebber, Inc. As of such date the repurchase agreement in the joint account and the collateral therefore were as follows:

PaineWebber, Inc. Repurchase Agreement, 5.60% dated 4/28/00, in the principal amount of $150,000,000 repurchase price $150,070,000 due 5/01/00, collateralized by $50,000,000 U.S. Treasury Strip 9.38% due 2/15/06, $50,000,000 U.S. Treasury
Strip 7.25% due 5/15/16, and $24,950,000 U.S. Treasury Strip 8.75% due 5/15/17
approximate aggregate value $153,817,510.

As of April 30, 2000, the Large Cap Value Portfolio had a 0.20% undivided interest, which represented $600,000, in principal amount in a joint repurchase agreement with Lehman Brothers. As of such date the repurchase agreement in the joint account and the collateral therefore were as follows:

Lehman Brothers Repurchase Agreement, 5.73% dated 4/28/00, in the principal amount of $296,715,000 repurchase price $296,856,681 due 5/01/00, collateralized by $175,476,000 U.S. Treasury Note 8.75% due 8/15/20, $140,912,000 U.S. Treasury
Bond zero coupon due 11/15/22, $95,755,000 U.S. Treasury Bond zero coupon due 11/15/24, $38,805,000 U.S. Treasury Bond zero coupon 5/15/11, $6,285,000 U.S.
Treasury Bond zero coupon due 5/15/08, $340,746,000 U.S. Treasury Bond zero coupon due 5/15/17 and $176,334,000 U.S. Treasury Bond zero coupon due 2/15/19 approximate aggregate value $306,331,737.

SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Portfolios investing in foreign securities may be subject

                                                        STYLE SELECT SERIES LOGO
to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Portfolios accrue such taxes when the related income is earned. The Portfolios amortize premiums and accrue discounts including original issue discounts for federal income tax purposes.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all Portfolios, not directly related to individual Portfolios, are allocated among the Portfolios based upon their relative net asset value or other appropriate methods.

The Portfolios issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of the shareholders. These activities are reported in the Statement of Changes in Net Assets.

Dividends from net investment income and capital gain distributions, if any, are paid annually. The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

For the year ended October 31, 1999, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating losses.

                                           ACCUMULATED     ACCUMULATED
                                          UNDISTRIBUTED   UNDISTRIBUTED        PAID
                                           NET REALIZED   NET INVESTMENT        IN
                                            GAIN/LOSS      INCOME/LOSS       CAPITAL
                                          --------------  --------------  --------------
Large-Cap Growth Portfolio..............             (2)      1,135,950      (1,135,948)
Mid-Cap Growth Portfolio................     (1,939,165)      1,948,144          (8,979)
Aggressive Growth Portfolio.............     (2,967,241)      2,979,077         (11,836)
Focused Growth and Income Portfolio.....       (298,011)        305,248          (7,237)
Large-Cap Value Portfolio...............        (76,240)         77,315          (1,075)
Value Portfolio.........................          9,580         (11,259)          1,679
Small-Cap Value Portfolio...............         31,713          18,405         (50,118)
International Equity Portfolio..........        961,759         267,962      (1,229,721)
Focus Portfolio.........................     (3,218,478)      4,225,626      (1,007,148)

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does

STYLE SELECT SERIES LOGO
not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On settlement date, the Portfolio records realized foreign exchange gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Portfolios are required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The Portfolios' activities in futures contracts are for hedging purposes and are conducted through regulated exchanges which do not result in counterparty credit risks. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and

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NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)

the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost basis of the security which the Portfolio purchased upon exercise of the option.

For the six months ended April 30, 2000, transactions in written option contracts were as follows:

                                                                 AGGRESSIVE GROWTH      INTERNATIONAL EQUITY
                                                                     PORTFOLIO                PORTFOLIO
                                                              -----------------------   ---------------------
                                                              CONTRACTS     AMOUNT      CONTRACTS    AMOUNT
                                                              ---------   -----------   ---------   ---------
Written option contracts as of 10/31/99.....................      (29)    $   (37,703)     --       $  --
Options written during the period...........................   (2,046)     (4,897,038)   (12,430)    (84,682)
Written options closed during the period....................    2,009       3,157,725      --          --
Written options expired during the period...................    --            --           8,930      56,198
Net realized gain on written options closed.................    --          1,562,886      --          --
                                                               ------     -----------    -------    --------
Written option contracts as of 4/30/00......................      (66)    $  (214,130)    (3,500)   $(28,484)
                                                               ======     ===========    =======    ========

                                                                    FOCUSED
                                                               GROWTH AND INCOME
                                                                   PORTFOLIO             FOCUS PORTFOLIO
                                                              --------------------   -----------------------
                                                              CONTRACTS    AMOUNT    CONTRACTS     AMOUNT
                                                              ---------   --------   ---------   -----------
Written options contracts as of 10/31/99....................    --        $  --        --        $   --
Options written during the period...........................   (6,600)    (120,268)    (530)        (966,255)
Written options closed during the period....................    6,600      368,437      530        3,138,459
Net realized loss on written options closed.................    --        (248,169)    --         (2,172,204)
                                                               ------     --------     ----      -----------
Written options contracts as of 4/30/00.....................    --        $  --        --        $   --
                                                               ======     ========     ====      ===========

ORGANIZATIONAL EXPENSES: Expenses incurred by SunAmerica in connection with the organization of new Portfolios or new classes of shares are being amortized on a straight line basis by the Portfolios over a period not to exceed 60 months from the date the Portfolios commenced operations.

NOTE 3. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, DISTRIBUTION AGREEMENT AND SERVICES AGREEMENT

The Fund, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of the respective Portfolios and administers their corporate affairs, subject to general review by the Board of Directors (the "Directors"). In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. The annual rate of the investment advisory and management fee payable by each Portfolio to SunAmerica as full compensation for services and facilities furnished to the Fund is as follows: 1.00% of the average daily net assets of the Large-Cap Growth, Mid-Cap Growth, Aggressive Growth, Focused Growth and Income, Large-Cap Value, Value, Small-Cap Value and Focused Value Portfolios, respectively, 1.10% of the average daily net assets of the International Equity Portfolio, and .85% of the average daily net assets of the Focus Portfolio.

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NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)

The organizations described below act as Advisers to the Fund pursuant to Subadvisory Agreements with SunAmerica. Under the Subadvisory Agreements, the Advisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the following Advisers is independent of SunAmerica (with the exception of the Mid-Cap Growth, Aggressive Growth and Focused Growth and Income Portfolios for which SunAmerica acts as an Adviser) and discharges its responsibilities subject to the policies of the Directors and the oversight and supervision of SunAmerica, which pays the Advisers' fees.

Large-Cap Growth Portfolio                              Janus Capital Corporation ("Janus")
                                                        Jennison Associates LLC ("Jennison")
                                                        Montag & Caldwell, Inc. ("Montag & Caldwell")

Mid-Cap Growth Portfolio                                Miller Anderson & Sherrerd, LLP ("MAS")
                                                        SunAmerica
                                                        T. Rowe Price Associates, Inc. ("T. Rowe
                                                        Price")

Aggressive Growth Portfolio                             Janus
                                                        SunAmerica
                                                        Credit Suisse Asset Management, LLC ("CSAM")

Focused Growth and Income Portfolio                     Marsico Capital Management, LLC ("Marsico")
                                                        SunAmerica

Large-Cap Value Portfolio                               Thornburg Investment Management ("Thornburg")
                                                        Davis Selected Advisers, L.P. ("Davis")
                                                        Wellington Management

Value Portfolio                                         Davis
                                                        Neuberger & Berman, LLC ("Neuberger & Berman")
                                                        American Century Investment Management, Inc.
                                                        ("American Century")

Small-Cap Value Portfolio                               Berger Associates, Inc. ("Berger")
                                                        Lazard Asset Management ("Lazard")
                                                        Third Avenue Advisers ("Third Avenue")

International Equity Portfolio                          Rowe-Price Fleming International, Inc.
                                                        ("Rowe-Fleming")
                                                        Bankers Trust Company ("BT")

Focus Portfolio                                         Fred Alger Management, Inc. ("Alger")
                                                        Jennison
                                                        Marsico

Focused Value Portfolio                                 American Century
                                                        Third Avenue
                                                        Thornburg

Effective November 1, 1999, SunAmerica assumed the role as subadvisor of the Mid-Cap Growth Portfolio from Wellington Management Co., LLP. Effective February 1, 2000, Thornburg assumed the role as subadvisor of the Large-Cap Value Portfolio from David L. Babson & Co., Inc. Effective January 19, 2000, Fred Alger assumed the

                                                        STYLE SELECT SERIES LOGO
role as subadvisor of the Focus Portfolio from Bramwell Capital Management, Inc. Warburg Pincus Asset Management, Inc. changed their name to Credit Suisse Asset Management, LLC.

Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Adviser. For the six months ended April 30, 2000, SunAmerica paid the Advisers for each Portfolio the following, expressed as an annual percentage of the average daily net assets of each Portfolio: Large-Cap Growth Portfolio, .44%; Mid-Cap Growth Portfolio,
 .34%; Aggressive Growth Portfolio, .34%; Focused Growth and Income Portfolio, .22%; Large-Cap Value Portfolio, .43%; Value Portfolio, .50%; Small-Cap Value
Portfolio, .55%; International Equity Portfolio, .62%; Focus Portfolio, .40%; and Focused Value Portfolio, .50%. SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each Portfolio's average net assets: Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio and Small-Cap Value Portfolio 1.78% for Class A shares and 2.43% for Class B shares and Class II shares, respectively. International Equity Portfolio 2.03% for Class A shares and 2.68% for Class B and Class II shares and 1.46% for Class Z shares. Aggressive Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio and Small-Cap Value Portfolio 1.21% for Class Z shares. Focused Growth and Income Portfolio, and Focus Portfolio 1.45% for Class A shares and 2.10% for Class B shares and
Class II shares. Focus Portfolio .88% for Class Z shares. Focused Value 1.55% for Class A shares and 2.20% for Class B and II shares. SunAmerica also may waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

At April 30, 2000, expenses previously waived or reimbursed by SunAmerica that are subject to recoupment are as follows:

                                            MANAGEMENT        OTHER
                                               FEES          EXPENSES
                                            REIMBURSED      REIMBURSED
                                          --------------  --------------
Large-Cap Growth A......................  $     121,554   $      14,786
Large-Cap Growth B......................  $     134,316   $      27,244
Large-Cap Growth II.....................  $      39,631   $      32,683
Mid-Cap Growth A........................  $      80,504   $       7,774
Mid-Cap Growth B........................  $     157,451   $      11,886
Mid-Cap Growth II.......................  $      28,942   $      20,578
Aggressive Growth A.....................  $     137,647   $      20,787
Aggressive Growth B.....................  $     170,474   $       5,614
Aggressive Growth II....................  $      29,172   $      11,761
Aggressive Growth Z.....................  $          --   $      40,113
Focused Growth and Income A.............  $     186,998   $       9,917
Focused Growth and Income B.............  $     193,745   $      27,820
Focused Growth and Income II............  $      74,896   $      30,539
Large-Cap Value A.......................  $      83,655   $       5,825
Large-Cap Value B.......................  $     104,254   $       5,530
Large-Cap Value II......................  $      24,674   $      20,474
Large-Cap Value Z.......................  $          --   $      41,679

                                            MANAGEMENT        OTHER
                                               FEES          EXPENSES
                                            REIMBURSED      REIMBURSED
                                          --------------  --------------
Value A.................................  $     127,596   $      24,179
Value B.................................  $     202,782   $      23,826
Value II................................  $      24,703   $      27,578
Value Z.................................  $          --   $      40,015
Small-Cap Value A.......................  $      99,726   $       5,282
Small-Cap Value B.......................  $     130,688   $       8,604
Small-Cap Value II......................  $      34,042   $      17,231
Small-Cap Value Z.......................  $         347   $      38,234
International Equity A..................  $     123,451   $      13,556
International Equity B..................  $     216,657   $      22,834
International Equity II.................  $      37,093   $      18,714
International Equity Z..................  $          --   $      37,954
Focus A.................................  $     283,190   $      30,299
Focus B.................................  $     426,545   $      27,648
Focus II................................  $     396,505   $      32,780
Focus Z.................................  $       4,478   $      13,361
Focused Value A.........................  $      52,203   $         913
Focused Value B.........................  $      28,926   $       4,147
Focused Value II........................  $      60,972   $         268

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NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)

At April 30, 2000, the amounts repaid to the Adviser which are included in the management fee along with the remaining balance subject to recoupment are as follows:

                                                             BALANCE
                                              AMOUNT        SUBJECT TO
                                             RECOUPED       RECOUPMENT
                                          --------------  --------------
Large-Cap Growth Portfolio--Class A.....  $       5,508   $     125,497
Large-Cap Growth Portfolio--Class B.....  $      13,704   $     218,288
Large-Cap Growth Portfolio--Class II....  $       5,227   $      93,540
Mid-Cap Growth Portfolio--Class A.......  $      12,573   $      87,978
Mid-Cap Growth Portfolio--Class B.......  $      22,384   $     163,541
Mid-Cap Growth Portfolio--Class II......  $       4,882   $      44,788
Aggressive Growth Portfolio--Class A....  $      38,677   $     132,350
Aggressive Growth Portfolio--Class B....  $     121,531   $      90,715
Aggressive Growth Portfolio--Class II...  $      17,106   $      37,015
Value Portfolio--Class A................  $         137   $      62,074
Value Portfolio--Class B................  $       1,960   $      65,873
Value Portfolio--Class II...............  $         522   $      26,097
International Equity Portfolio--Class
 A......................................  $       6,131   $     138,306
International Equity Portfolio--Class
 B......................................  $       8,777   $     241,073
International Equity Portfolio--Class
 II.....................................  $         557   $      53,728

The Fund, on behalf of each Portfolio, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an indirect wholly-owned subsidiary of SunAmerica Inc. Each Portfolio has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the Act. Rule 12b-1 under the Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's Board of Directors. Pursuant to such rule, the Directors and the shareholders of each class of shares of each Portfolio have adopted Distribution Plans hereinafter referred to as the "Class A Plan", "Class B Plan", and
"Class II Plan". In adopting the Distribution Plans, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class A Plan, Class B Plan, and Class II Plan, the Distributor receives payments from a Portfolio at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Portfolio's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the six months ended April 30, 2000, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

                                                        STYLE SELECT SERIES LOGO

SACS receives sales charges on each Portfolio's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Portfolio's Class B, and Class II shares. SACS has advised the Portfolios that for the six months ended April 30, 2000 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                             CLASS A                         CLASS B
                                          ----------------------------------------------  --------------
                                                                                            CONTINGENT
                                                            AFFILIATED    NON-AFFILIATED     DEFERRED
                                          SALES CHARGES   BROKER-DEALERS  BROKER-DEALERS  SALES CHARGES
                                          --------------  --------------  --------------  --------------
Large-Cap Growth Portfolio..............  $     171,012   $      97,321   $      46,452   $      59,992
Mid-Cap Growth Portfolio................        161,327          86,319          49,520          76,499
Aggressive Growth Portfolio.............        977,544         534,752         299,065         132,469
Focused Growth & Income Portfolio.......        680,003         321,238         261,172          50,437
Large-Cap Value Portfolio...............         71,342          34,619          25,670          64,757
Value Portfolio.........................        121,184          61,895          41,539         215,530
Small-Cap Value Portfolio...............         55,862          23,416          15,141          63,611
International Equity Portfolio..........        128,871          78,107          29,250          56,092
Focus Portfolio.........................      4,386,168       1,375,246       2,369,903         432,672
Focused Value Portfolio.................        431,647         143,823         208,328           7,556

                                                                     CLASS II
                                          --------------------------------------------------------------
                                                                                            CONTINGENT
                                                            AFFILIATED    NON-AFFILIATED     DEFERRED
                                          SALES CHARGES   BROKER-DEALERS  BROKER-DEALERS  SALES CHARGES
                                          --------------  --------------  --------------  --------------
Large-Cap Growth Portfolio..............  $      85,080   $      27,584   $      57,496   $       4,231
Mid-Cap Growth Portfolio................        100,422          38,100          62,322           2,700
Aggressive Growth Portfolio.............        808,947         156,455         652,492          11,757
Focused Growth & Income Portfolio.......        288,620         179,306         109,314           9,514
Large-Cap Value Portfolio...............         59,638          16,434          43,204           4,730
Value Portfolio.........................         27,827          11,599          16,228           1,805
Small-Cap Value Portfolio...............         36,615          12,176          24,439           2,911
International Equity Portfolio..........         67,227          38,808          28,419           2,849
Focus Portfolio.........................      3,938,236         884,866       3,053,370         110,081
Focused Value Portfolio.................        325,407          85,136         240,271          12,453

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NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)

The Fund, on behalf of each Portfolio, has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly-owned subsidiary of SunAmerica Inc. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Portfolios' transfer agent in connection with the services that it offers to the shareholders of the Portfolios. The Service Agreement, which permits the Portfolios to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Directors. For the six months ended April 30, 2000, the Portfolios incurred the following expenses, which are included in transfer agent fees in the Statement of Operations, to compensate SAFS pursuant to the terms of the Service Agreement.

                                                                        PAYABLE
                                       EXPENSE                      APRIL 30, 2000
                           -------------------------------  -------------------------------
                            CLASS A    CLASS B   CLASS II    CLASS A    CLASS B   CLASS II
                           ---------  ---------  ---------  ---------  ---------  ---------
Large-Cap Growth
  Portfolio..............  $ 36,041   $ 64,993   $ 27,182   $  6,371   $ 11,316   $  5,277
Mid-Cap Growth
  Portfolio..............    54,681     97,387     22,971      9,276     16,587      4,608
Aggressive Growth
  Portfolio..............   154,340    224,765     54,456     27,002     38,778     11,338
Focused Growth and Income
  Portfolio..............    51,142     69,558     40,177      9,825     13,425      9,047
Large-Cap Value
  Portfolio..............    16,739     32,431     13,433      2,848      5,530      2,604
Value Portfolio..........    59,659     94,821     14,071      9,327     14,711      2,390
Small-Cap Value
  Portfolio..............    16,406     23,543      9,101      2,651      3,811      1,675
International Equity
  Portfolio..............    39,699     61,384     17,368      6,670     10,393      3,398
Focus Portfolio..........   306,845    499,027    554,084     62,270    103,318    123,090
Focused Value
  Portfolio..............    19,281      8,757     19,729      3,749      2,362      5,873

NOTE 4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales and maturities of long-term investments during for the six months ended April 30, 2000 were as follows:

                                                                                               FOCUSED GROWTH
                                             LARGE-CAP      MID-CAP GROWTH  AGGRESSIVE GROWTH    AND INCOME    LARGE-CAP VALUE
                                          GROWTH PORTFOLIO    PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO
                                          ----------------  --------------  -----------------  --------------  ---------------
Purchases (excluding U.S.
 government securities).................    $  36,838,433   $ 166,015,918     $ 285,002,420    $ 152,372,406    $  32,475,513
Sales (excluding U.S.
 government securities).................       29,703,817     128,078,578       217,162,162       82,062,176       32,417,320

                                                           SMALL-CAP VALUE   INTERNATIONAL                     FOCUSED VALUE
                                          VALUE PORTFOLIO     PORTFOLIO     EQUITY PORTFOLIO  FOCUS PORTFOLIO    PORTFOLIO
                                          ---------------  ---------------  ----------------  ---------------  --------------
Purchases (excluding U.S. government
 securities)............................   $  71,288,121    $  15,142,708     $  45,857,338   $1,880,878,024   $  90,103,526
Sales (excluding U.S. government
 securities)............................      98,622,030       16,732,478        36,146,550    1,181,931,322      28,549,805

                                                        STYLE SELECT SERIES LOGO

NOTE 5. TRANSACTIONS WITH AFFILIATES

The following Portfolios incurred brokerage commissions with affiliated brokers:

                                FOCUSED GROWTH                INTERNATIONAL                  FOCUSED
                                  AND INCOME       VALUE         EQUITY         FOCUS         VALUE
                                  PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                --------------  ------------  -------------  ------------  ------------
Shelby Cullom Davis & Co......    $  --         $       360    $   --        $   --        $   --
J.P. Morgan Securities,
 Inc..........................       --                 145        --            --              2,235
Deutsche Bank Group...........       --             --                 125       --            --
Jardine Fleming Securities
 Ltd..........................       --             --               1,948       --            --
Montgomery Securities.........          3,827       --             --             11,150       --

As disclosed in the investment portfolios, certain Portfolios own common stock issued by American International Group, Inc. ("AIG"). Effective January 1, 1999, SunAmerica, the investment adviser, became a wholly owned subsidiary of AIG.

NOTE 6. FEDERAL INCOME TAXES

The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to their shareholders. Therefore, no federal tax provision is required.

The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows:

                                                                                               FOCUSED GROWTH
                                          LARGE-CAP GROWTH  MID-CAP GROWTH  AGGRESSIVE GROWTH    AND INCOME    LARGE-CAP VALUE
                                             PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO
                                          ----------------  --------------  -----------------  --------------  ---------------
Cost....................................    $  94,894,128   $ 148,833,314     $ 332,427,209    $ 169,438,067    $  56,936,408
                                            =============   =============     =============    =============    =============
Appreciation............................    $  36,063,729   $  40,653,286     $ 142,449,956    $  23,938,035    $   8,656,250
Depreciation............................       (2,731,562)    (14,274,046)      (20,391,355)      (6,647,709)      (3,215,211)
                                            -------------   -------------     -------------    -------------    -------------
Net unrealized appreciation.............    $  33,332,167   $  26,379,240     $ 122,058,601    $  17,290,326    $   5,441,039
                                            =============   =============     =============    =============    =============

                                                 SMALL-CAP VALUE   INTERNATIONAL                     FOCUSED VALUE
                                VALUE PORTFOLIO     PORTFOLIO     EQUITY PORTFOLIO  FOCUS PORTFOLIO    PORTFOLIO
                                ---------------  ---------------  ----------------  ---------------  --------------
Cost..........................   $ 134,001,892    $  45,438,754     $  92,317,885   $1,502,417,140   $  68,888,876
                                 =============    =============     =============   ==============   =============
Appreciation..................   $  19,891,738    $   5,165,418     $  24,253,041   $  252,709,483   $   6,595,010
Depreciation..................      (8,102,062)      (4,633,002)       (4,676,531)     (74,648,351)     (1,635,797)
                                 -------------    -------------     -------------   --------------   -------------
Net unrealized appreciation...   $  11,789,676    $     532,416     $  19,576,510   $  178,061,132   $   4,959,213
                                 =============    =============     =============   ==============   =============

At October 31, 1999 Small-Cap Value Portfolio had a capital loss carryforward of $2,386,594 which will expire 2006-2007 and, International Equity Portfolio had a capital loss carryforward of $1,540,956 which will expire 2006, which are available to the extent provided in regulations.

Large-Cap Growth Portfolio, Aggressive Growth Portfolio, Value Portfolio, International Equity Portfolio, and Focus Portfolio utilized capital loss carryforwards of $1,082,976, $4,430,983, $6,407,836, $4,309,219, and

STYLE SELECT SERIES LOGO

$4,898,476, respectively, to offset the Portfolios' net taxable gains realized and recognized in the year ended October 31, 1999.

NOTE 7. OPEN FORWARD CURRENCY CONTRACTS

At April 30, 2000, the International Equity Portfolio held forward foreign currency exchange contracts ("forward contracts") in order to hedge against changes in future foreign exchange rates and enhance return. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contracts. International Equity Portfolio held the following forward currency contracts at April 30, 2000.

                                                       GROSS
    CONTRACT            IN            DELIVERY       UNREALIZED
   TO DELIVER      EXCHANGE FOR         DATE        APPRECIATION
----------------  ---------------  --------------  --------------
AUD      492,918  USD     300,000       05/08/00   $      12,115
AUD      250,710  USD     150,000       05/08/00           3,575
CHF    1,657,630  USD   1,000,000       05/25/00          36,218
EUR    1,000,000  JPY   100,795,000      05/17/00         25,952
EUR    1,000,000  JPY   100,457,500      05/17/00         22,817
*EUR   1,000,000  JPY   100,547,500      05/17/00         23,653
EUR    1,000,000  JPY   98,220,000      05/25/00           2,801
EUR    1,000,000  JPY   98,210,000      05/25/00           2,708
EUR    1,613,563  USD   1,500,000       05/25/00          30,220
EUR    1,610,133  USD   1,500,000       05/25/00          33,344
GBP      190,012  USD     300,000       05/08/00           4,143
GBP       94,836  USD     150,000       05/08/00           2,336
GBP      632,843  USD   1,000,000       05/25/00          14,528
GBP      633,754  USD   1,000,000       05/25/00          13,111
JPY   91,642,062  USD     867,880       05/08/00          17,953
JPY   105,115,000 USD     998,148       05/10/00          22,922
JPY   105,370,000 USD   1,000,000       05/10/00          22,408
JPY    1,556,000  USD      14,985       05/17/00             530
JPY      685,000  USD       6,617       05/17/00             254
NOK    2,509,140  USD     300,000       05/08/00          19,913
NOK    1,273,860  USD     150,000       05/08/00           7,803
NZD      615,852  USD     300,000       05/08/00             945
NZD      301,841  USD     150,000       05/08/00           3,427
                                                   -------------
                                                         323,676
                                                   -------------

                                                        STYLE SELECT SERIES LOGO

                                                          GROSS
    CONTRACT              IN                            UNREALIZED
   TO DELIVER        EXCHANGE FOR     DELIVERY DATE    DEPRECIATION
-----------------  -----------------  --------------  --------------
USD     1,000,000  CAD     1,476,400       05/25/00   $      (2,374)
USD     1,000,000  CAD     1,475,090       05/25/00          (3,260)
USD       575,000  CHF       949,268       05/08/00         (24,009)
USD       287,500  CHF       469,890       05/08/00         (14,758)
USD       300,000  EUR       308,769       05/08/00         (19,094)
USD       150,000  EUR       155,982       05/08/00          (8,094)
*JPY  200,320,000  EUR     2,000,000       05/17/00         (40,106)
JPY    99,239,000  EUR     1,000,000       05/17/00         (11,498)
USD       575,000  JPY    61,157,000       05/08/00          (7,805)
USD       287,500  JPY    30,485,062       05/08/00          (4,769)
                                                      -------------
                                                           (135,767)
                                                      -------------
Net Unrealized Appreciation                                 187,909
                                                      =============

----------------

       *    Represents open forward currency
            contracts and offsetting or partially
            offsetting open forward foreign currency
            contracts that do not have additional
            market risk but have continued
            counterparty settlement risk.
AUD    --   Australian Dollar
CAD    --   Canadian Dollar
CHF    --   Swiss Franc
EUR    --   Euro Currency
GBP    --   Pound Sterling
JPY    --   Japanese Yen
NOK    --   Norwegian Krone
NZD    --   New Zealand Dollar
USD    --   United States Dollar

STYLE SELECT SERIES LOGO

NOTE 8. CAPITAL SHARE TRANSACTIONS

Transactions in shares of each class of each series were as follows:

                                                           LARGE-CAP GROWTH PORTFOLIO
                      -----------------------------------------------------------------------------------------------------
                                           CLASS A                                             CLASS B
                      --------------------------------------------------  -------------------------------------------------
                         FOR THE SIX MONTHS                                 FOR THE SIX MONTHS
                        ENDED APRIL 30, 2000       FOR THE YEAR ENDED      ENDED APRIL 30, 2000       FOR THE YEAR ENDED
                            (UNAUDITED)             OCTOBER 31, 1999            (UNAUDITED)            OCTOBER 31, 1999
                      ------------------------  ------------------------  -----------------------  ------------------------
                        SHARES       AMOUNT       SHARES       AMOUNT      SHARES       AMOUNT       SHARES       AMOUNT
                      ----------  ------------  ----------  ------------  ---------  ------------  ----------  ------------
Shares sold.........     391,092   $ 8,025,492     955,893  $ 15,603,668    417,239   $ 8,398,990   1,567,411   $25,184,736
Reinvested
 dividends..........      42,095       809,497          --            --     72,124     1,366,039          --            --
Shares redeemed.....    (305,957)   (6,257,016)   (465,782)   (7,597,190)  (315,716)   (6,339,328)   (609,744)   (9,947,519)
                       ---------   -----------  ----------  ------------   --------   -----------   ---------   -----------
Net increase........     127,230   $ 2,577,973     490,111  $  8,006,478    173,647   $ 3,425,701     957,667   $15,237,217
                       =========   ===========  ==========  ============   ========   ===========   =========   ===========

                      --------------------------------------------------
                                           CLASS II
                      --------------------------------------------------
                         FOR THE SIX MONTHS
                        ENDED APRIL 30, 2000       FOR THE YEAR ENDED
                            (UNAUDITED)             OCTOBER 31, 1999
                      ------------------------  ------------------------
                        SHARES       AMOUNT       SHARES       AMOUNT
                      ----------  ------------  ----------  ------------
Shares sold.........     453,476   $ 9,156,581     777,065  $ 12,563,735
Reinvested
 dividends..........      28,191       533,653          --            --
Shares redeemed.....     (90,441)   (1,812,131)   (275,945)   (4,558,883)
                       ---------   -----------  ----------  ------------
Net increase........     391,226   $ 7,878,103     501,120  $  8,004,852
                       =========   ===========  ==========  ============

                                                            MID-CAP GROWTH PORTFOLIO
                      -----------------------------------------------------------------------------------------------------
                                           CLASS A                                             CLASS B
                      --------------------------------------------------  -------------------------------------------------
                         FOR THE SIX MONTHS                                 FOR THE SIX MONTHS
                        ENDED APRIL 30, 2000       FOR THE YEAR ENDED      ENDED APRIL 30, 2000       FOR THE YEAR ENDED
                            (UNAUDITED)             OCTOBER 31, 1999            (UNAUDITED)            OCTOBER 31, 1999
                      ------------------------  ------------------------  -----------------------  ------------------------
                        SHARES       AMOUNT       SHARES       AMOUNT      SHARES       AMOUNT       SHARES       AMOUNT
                      ----------  ------------  ----------  ------------  ---------  ------------  ----------  ------------
Shares sold.........     911,053  $ 19,710,728   2,253,520  $ 37,907,454    487,310   $10,281,586   1,525,775  $ 25,350,060
Reinvested
 dividends..........     242,454     4,395,701      87,640     1,288,306    417,359     7,395,601     152,206     2,206,988
Shares redeemed.....    (844,142)  (18,086,806) (2,394,645)  (40,438,565)  (382,793)   (7,965,230) (1,782,873)  (29,720,800)
                      ----------  ------------  ----------  ------------  ---------   -----------  ----------  ------------
Net increase
 (decrease).........     309,365  $  6,019,623     (53,485) $ (1,242,805)   521,876   $ 9,711,957    (104,892) $ (2,163,752)
                      ==========  ============  ==========  ============  =========   ===========  ==========  ============

                      --------------------------------------------------
                                           CLASS II
                      --------------------------------------------------
                         FOR THE SIX MONTHS
                        ENDED APRIL 30, 2000       FOR THE YEAR ENDED
                            (UNAUDITED)             OCTOBER 31, 1999
                      ------------------------  ------------------------
                        SHARES       AMOUNT       SHARES       AMOUNT
                      ----------  ------------  ----------  ------------
Shares sold.........     542,857  $ 11,466,539   1,398,691  $ 23,421,973
Reinvested
 dividends..........      70,909     1,257,930      17,899       259,890
Shares redeemed.....    (106,092)   (2,269,833) (1,322,303)  (22,084,456)
                      ----------  ------------  ----------  ------------
Net increase........     507,674  $ 10,454,636      94,287  $  1,597,407
                      ==========  ============  ==========  ============

                                                        STYLE SELECT SERIES LOGO

                                                           AGGRESSIVE GROWTH PORTFOLIO
                      -----------------------------------------------------------------------------------------------------
                                           CLASS A                                             CLASS B
                      --------------------------------------------------  -------------------------------------------------
                         FOR THE SIX MONTHS                                 FOR THE SIX MONTHS
                        ENDED APRIL 30, 2000       FOR THE YEAR ENDED      ENDED APRIL 30, 2000       FOR THE YEAR ENDED
                            (UNAUDITED)             OCTOBER 31, 1999            (UNAUDITED)            OCTOBER 31, 1999
                      ------------------------  ------------------------  -----------------------  ------------------------
                        SHARES       AMOUNT       SHARES       AMOUNT      SHARES       AMOUNT       SHARES       AMOUNT
                      ----------  ------------  ----------  ------------  ---------  ------------  ----------  ------------
Shares sold.........   1,548,582  $ 51,420,718   1,873,821  $ 43,092,613  1,426,496  $ 46,418,318   1,874,991  $ 42,043,794
Reinvested
 dividends..........     357,444    10,308,675          --            --    575,071    16,205,493          --            --
Shares redeemed.....  (1,041,480)  (33,181,651) (1,416,599)  (32,954,142)  (593,417)  (19,246,112)   (991,014)  (21,938,947)
                      ----------  ------------  ----------  ------------  ---------  ------------  ----------  ------------
Net increase........     864,546  $ 28,547,742     457,222  $ 10,138,471  1,408,150  $ 43,377,699     883,977  $ 20,104,847
                      ==========  ============  ==========  ============  =========  ============  ==========  ============

                      -----------------------------------------------------------------------------------------------------
                                           CLASS II                                            CLASS Z
                      --------------------------------------------------  -------------------------------------------------
                         FOR THE SIX MONTHS                                 FOR THE SIX MONTHS
                        ENDED APRIL 30, 2000       FOR THE YEAR ENDED      ENDED APRIL 30, 2000       FOR THE YEAR ENDED
                            (UNAUDITED)             OCTOBER 31, 1999            (UNAUDITED)            OCTOBER 31, 1999
                      ------------------------  ------------------------  -----------------------  ------------------------
                        SHARES       AMOUNT       SHARES       AMOUNT      SHARES       AMOUNT       SHARES       AMOUNT
                      ----------  ------------  ----------  ------------  ---------  ------------  ----------  ------------
Shares sold.........   1,322,984  $ 43,673,655     501,298  $ 11,537,832     45,925  $  1,734,385       8,549  $    197,777
Reinvested
 dividends..........      98,653     2,779,056          --            --      2,769        80,760          --            --
Shares redeemed.....    (327,530)  (10,853,433)   (160,336)   (3,624,140)   (15,082)     (585,119)     (5,745)     (135,199)
                      ----------  ------------  ----------  ------------  ---------  ------------  ----------  ------------
Net increase........   1,094,107  $ 35,599,278     340,962  $  7,913,692     33,612  $  1,230,026       2,804  $     62,578
                      ==========  ============  ==========  ============  =========  ============  ==========  ============

                                                       FOCUSED GROWTH AND INCOME PORTFOLIO
                      -----------------------------------------------------------------------------------------------------
                                           CLASS A                                             CLASS B
                      --------------------------------------------------  -------------------------------------------------
                         FOR THE SIX MONTHS                                 FOR THE SIX MONTHS
                        ENDED APRIL 30, 2000       FOR THE YEAR ENDED      ENDED APRIL 30, 2000       FOR THE YEAR ENDED
                            (UNAUDITED)             OCTOBER 31, 1999            (UNAUDITED)            OCTOBER 31, 1999
                      ------------------------  ------------------------  -----------------------  ------------------------
                        SHARES       AMOUNT       SHARES       AMOUNT      SHARES       AMOUNT       SHARES       AMOUNT
                      ----------  ------------  ----------  ------------  ---------  ------------  ----------  ------------
Shares sold.........   1,345,932  $ 27,765,257   1,462,757  $ 22,261,103  1,630,966  $ 32,882,292   1,480,395  $ 22,219,188
Reinvested
 dividends..........      91,821     1,747,359       9,306       124,043    121,779     2,284,575      15,408       203,845
Shares redeemed.....    (448,880)   (9,180,750)   (512,978)   (7,527,895)  (352,523)   (7,119,468)   (397,068)   (5,800,382)
                      ----------  ------------  ----------  ------------  ---------  ------------  ----------  ------------
Net increase........     988,873  $ 20,331,866     959,085  $ 14,857,251  1,400,222  $ 28,047,399   1,098,735  $ 16,622,651
                      ==========  ============  ==========  ============  =========  ============  ==========  ============

                      --------------------------------------------------
                                           CLASS II
                      --------------------------------------------------
                         FOR THE SIX MONTHS
                        ENDED APRIL 30, 2000       FOR THE YEAR ENDED
                            (UNAUDITED)             OCTOBER 31, 1999
                      ------------------------  ------------------------
                        SHARES       AMOUNT       SHARES       AMOUNT
                      ----------  ------------  ----------  ------------
Shares sold.........   1,760,859  $ 35,566,791     897,015  $ 13,510,938
Reinvested
 dividends..........      64,682     1,212,773       2,151        28,463
Shares redeemed.....    (156,346)   (3,190,816)   (166,400)   (2,504,119)
                      ----------  ------------  ----------  ------------
Net increase........   1,669,195  $ 33,588,748     732,766  $ 11,035,282
                      ==========  ============  ==========  ============

STYLE SELECT SERIES LOGO

                                                            LARGE-CAP VALUE PORTFOLIO
                      -----------------------------------------------------------------------------------------------------
                                           CLASS A                                             CLASS B
                      --------------------------------------------------  -------------------------------------------------
                         FOR THE SIX MONTHS                                 FOR THE SIX MONTHS
                        ENDED APRIL 30, 2000       FOR THE YEAR ENDED      ENDED APRIL 30, 2000       FOR THE YEAR ENDED
                            (UNAUDITED)             OCTOBER 31, 1999            (UNAUDITED)            OCTOBER 31, 1999
                      ------------------------  ------------------------  -----------------------  ------------------------
                        SHARES       AMOUNT       SHARES       AMOUNT      SHARES       AMOUNT       SHARES       AMOUNT
                      ----------  ------------  ----------  ------------  ---------  ------------  ----------  ------------
Shares sold.........     269,135  $  3,788,477     536,741  $  7,416,875    481,009  $  6,700,209   1,078,720  $ 14,841,980
Reinvested
 dividends..........      24,508       329,880       5,994        75,283     46,586       618,192      13,092       163,267
Shares redeemed.....    (328,675)   (4,565,065)   (430,408)   (5,856,941)  (621,311)   (8,428,294) (1,076,085)  (14,521,640)
                      ----------  ------------  ----------  ------------  ---------  ------------  ----------  ------------
Net increase
 (decrease).........     (35,032) $   (446,708)    112,327  $  1,635,217    (93,716) $ (1,109,893)     15,727  $    483,607
                      ==========  ============  ==========  ============  =========  ============  ==========  ============

                      -----------------------------------------------------------------------------------------------------
                                           CLASS II                                            CLASS Z
                      --------------------------------------------------  -------------------------------------------------
                         FOR THE SIX MONTHS                                 FOR THE SIX MONTHS
                        ENDED APRIL 30, 2000       FOR THE YEAR ENDED      ENDED APRIL 30, 2000       FOR THE YEAR ENDED
                            (UNAUDITED)             OCTOBER 31, 1999            (UNAUDITED)            OCTOBER 31, 1999
                      ------------------------  ------------------------  -----------------------  ------------------------
                        SHARES       AMOUNT       SHARES       AMOUNT      SHARES       AMOUNT       SHARES       AMOUNT
                      ----------  ------------  ----------  ------------  ---------  ------------  ----------  ------------
Shares sold.........     466,030  $  6,533,192     545,700  $  7,541,736     28,674  $    402,006       4,036  $     55,588
Reinvested
 dividends..........      18,802       249,513       2,238        27,906        389         5,291          95         1,202
Shares redeemed.....    (211,304)   (2,863,619)   (244,591)   (3,332,709)      (637)       (8,794)     (3,535)      (48,567)
                      ----------  ------------  ----------  ------------  ---------  ------------  ----------  ------------
Net increase........     273,528  $  3,919,086     303,347  $  4,236,933     28,426  $    398,503         596  $      8,223
                      ==========  ============  ==========  ============  =========  ============  ==========  ============

                                                               VALUE PORTFOLIO
                    ------------------------------------------------------------------------------------------------------
                                         CLASS A                                             CLASS B
                    --------------------------------------------------  --------------------------------------------------
                       FOR THE SIX MONTHS                                  FOR THE SIX MONTHS
                      ENDED APRIL 30, 2000       FOR THE YEAR ENDED       ENDED APRIL 30, 2000       FOR THE YEAR ENDED
                          (UNAUDITED)             OCTOBER 31, 1999            (UNAUDITED)             OCTOBER 31, 1999
                    ------------------------  ------------------------  ------------------------  ------------------------
                      SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                    ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Shares sold.......     448,738  $  7,478,208     776,261  $ 12,767,145     353,370  $  5,722,524     796,331  $ 12,955,414
Reinvested
 dividends........     154,190     2,470,123          --            --     234,181     3,676,646          --            --
Shares redeemed...  (1,103,432)  (18,206,928) (2,036,821)  (33,086,307) (1,503,009)  (24,258,355) (2,534,120)  (40,681,427)
                    ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Net decrease......    (500,504) $ (8,258,597) (1,260,560) $(20,319,162)   (915,458) $(14,859,185) (1,737,789) $(27,726,013)
                    ==========  ============  ==========  ============  ==========  ============  ==========  ============

                      -----------------------------------------------------------------------------------------------------
                                           CLASS II                                            CLASS Z
                      --------------------------------------------------  -------------------------------------------------
                         FOR THE SIX MONTHS                                 FOR THE SIX MONTHS
                        ENDED APRIL 30, 2000       FOR THE YEAR ENDED      ENDED APRIL 30, 2000       FOR THE YEAR ENDED
                            (UNAUDITED)             OCTOBER 31, 1999            (UNAUDITED)            OCTOBER 31, 1999
                      ------------------------  ------------------------  -----------------------  ------------------------
                        SHARES       AMOUNT       SHARES       AMOUNT      SHARES       AMOUNT       SHARES       AMOUNT
                      ----------  ------------  ----------  ------------  ---------  ------------  ----------  ------------
Shares sold.........     198,128  $  3,239,046     279,729  $  4,561,264     21,389  $    351,923       8,388  $    140,517
Reinvested
 dividends..........      30,627       480,839          --            --        208         3,372          --            --
Shares redeemed.....    (212,543)   (3,423,211)   (524,232)   (8,403,002)    (4,369)      (73,138)    (10,723)     (178,870)
                      ----------  ------------  ----------  ------------  ---------  ------------  ----------  ------------
Net increase
 (decrease).........      16,212  $    296,674    (244,503) $ (3,841,738)    17,228  $    282,157      (2,335) $    (38,353)
                      ==========  ============  ==========  ============  =========  ============  ==========  ============

                                                        STYLE SELECT SERIES LOGO

                                                          SMALL-CAP VALUE PORTFOLIO
                  ---------------------------------------------------------------------------------------------------------
                                       CLASS A                                               CLASS B
                  --------------------------------------------------  -----------------------------------------------------
                     FOR THE SIX MONTHS                                   FOR THE SIX MONTHS
                    ENDED APRIL 30, 2000       FOR THE YEAR ENDED        ENDED APRIL 30, 2000         FOR THE YEAR ENDED
                        (UNAUDITED)             OCTOBER 31, 1999              (UNAUDITED)              OCTOBER 31, 1999
                  ------------------------  ------------------------  ---------------------------  ------------------------
                    SHARES       AMOUNT       SHARES       AMOUNT        SHARES         AMOUNT       SHARES       AMOUNT
                  ----------  ------------  ----------  ------------  -------------  ------------  ----------  ------------
Shares sold.....     237,730  $  2,907,811     705,389  $  8,247,647        216,076  $  2,600,397     632,998  $  7,307,720
Reinvested
 dividends......          --            --          --            --             --            --          --            --
Shares
 redeemed.......    (407,322)   (4,948,706)   (774,635)   (8,912,260)      (512,896)   (6,138,950) (1,092,801)  (12,274,195)
                  ----------  ------------  ----------  ------------  -------------  ------------  ----------  ------------
Net decrease....    (169,592) $ (2,040,895)    (69,246) $   (664,613)      (296,820) $ (3,538,553)   (459,803) $ (4,966,475)
                  ==========  ============  ==========  ============  =============  ============  ==========  ============

                                       CLASS II                                              CLASS Z
                  --------------------------------------------------  -----------------------------------------------------
                     FOR THE SIX MONTHS                                   FOR THE SIX MONTHS
                    ENDED APRIL 30, 2000       FOR THE YEAR ENDED        ENDED APRIL 30, 2000         FOR THE YEAR ENDED
                        (UNAUDITED)             OCTOBER 31, 1999              (UNAUDITED)              OCTOBER 31, 1999
                  ---------------------------------------------------------------------------------------------------------
                  ------------------------  ------------------------  ---------------------------  ------------------------
                    SHARES       AMOUNT       SHARES       AMOUNT        SHARES         AMOUNT       SHARES       AMOUNT
                  ----------  ------------  ----------  ------------  -------------  ------------  ----------  ------------
Shares sold.....     285,996  $  3,441,876     315,861  $  3,656,054         22,270  $    277,034       8,751  $    103,187
Reinvested
 dividends......          --            --          --            --             --            --          --            --
Shares
 redeemed.......    (156,736)   (1,887,995)   (245,438)   (2,763,551)        (2,388)      (29,274)    (15,186)     (176,844)
                  ----------  ------------  ----------  ------------  -------------  ------------  ----------  ------------
Net increase
 (decrease).....     129,260  $  1,553,881      70,423  $    892,503         19,882  $    247,760      (6,435) $    (73,657)
                  ==========  ============  ==========  ============  =============  ============  ==========  ============

                                                       INTERNATIONAL EQUITY PORTFOLIO
                  ---------------------------------------------------------------------------------------------------------
                                       CLASS A                                               CLASS B
                  --------------------------------------------------  -----------------------------------------------------
                     FOR THE SIX MONTHS                                   FOR THE SIX MONTHS
                    ENDED APRIL 30, 2000       FOR THE YEAR ENDED        ENDED APRIL 30, 2000         FOR THE YEAR ENDED
                        (UNAUDITED)             OCTOBER 31, 1999              (UNAUDITED)              OCTOBER 31, 1999
                  ------------------------  ------------------------  ---------------------------  ------------------------
                    SHARES       AMOUNT       SHARES       AMOUNT        SHARES         AMOUNT       SHARES       AMOUNT
                  ----------  ------------  ----------  ------------  -------------  ------------  ----------  ------------
Shares sold.....   1,587,623  $ 26,656,480   4,614,050  $ 60,501,869        708,087  $ 11,802,264     718,626  $  9,458,419
Reinvested
 dividends......          --            --       7,841        98,642             --            --      14,042       174,265
Shares
 redeemed.......  (1,371,361)  (23,330,951) (4,890,684)  (64,497,428)      (530,441)   (8,689,981) (1,310,103)  (17,143,968)
                  ----------  ------------  ----------  ------------  -------------  ------------  ----------  ------------
Net increase
 (decrease).....     216,262  $  3,325,529    (268,793) $ (3,896,917)       177,646  $  3,112,283    (577,435) $ (7,511,284)
                  ==========  ============  ==========  ============  =============  ============  ==========  ============

                  ---------------------------------------------------------------------------------------------------------
                                       CLASS II                                              CLASS Z
                  --------------------------------------------------  -----------------------------------------------------
                     FOR THE SIX MONTHS                                   FOR THE SIX MONTHS
                    ENDED APRIL 30, 2000       FOR THE YEAR ENDED        ENDED APRIL 30, 2000         FOR THE YEAR ENDED
                        (UNAUDITED)             OCTOBER 31, 1999              (UNAUDITED)              OCTOBER 31, 1999
                  ------------------------  ------------------------  ---------------------------  ------------------------
                    SHARES       AMOUNT       SHARES       AMOUNT        SHARES         AMOUNT       SHARES       AMOUNT
                  ----------  ------------  ----------  ------------  -------------  ------------  ----------  ------------
Shares sold.....   1,137,074  $ 19,138,316     795,257  $ 10,419,003         18,040  $    324,516       2,994  $     39,173
Reinvested
 dividends......          --            --       2,040        25,318             --            --          46           586
Shares
 redeemed.......    (792,319)  (13,377,935)   (621,680)   (8,112,814)          (524)       (9,350)    (12,643)     (167,116)
                  ----------  ------------  ----------  ------------  -------------  ------------  ----------  ------------
Net increase
 (decrease).....     344,755  $  5,760,381     175,617  $  2,331,507         17,516  $    315,166      (9,603) $   (127,357)
                  ==========  ============  ==========  ============  =============  ============  ==========  ============

STYLE SELECT SERIES LOGO

                                                                FOCUS PORTFOLIO
                    -------------------------------------------------------------------------------------------------------
                                         CLASS A                                              CLASS B
                    --------------------------------------------------  ---------------------------------------------------
                       FOR THE SIX MONTHS                                  FOR THE SIX MONTHS
                      ENDED APRIL 30, 2000       FOR THE YEAR ENDED       ENDED APRIL 30, 2000       FOR THE YEAR ENDED
                          (UNAUDITED)             OCTOBER 31, 1999            (UNAUDITED)             OCTOBER 31, 1999
                    ------------------------  ------------------------  ------------------------  -------------------------
                      SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT
                    ----------  ------------  ----------  ------------  ----------  ------------  -----------  ------------
Shares sold.......   8,149,492  $193,115,107   8,710,962  $145,884,519  11,785,659  $277,727,617   12,231,833  $205,304,812
Reinvested
 dividends........      39,304       857,223          --            --      61,636     1,330,102           --            --
Shares redeemed...  (2,292,125)  (54,410,757) (2,248,697)  (38,707,010) (1,542,916)  (36,164,827)  (1,628,171)  (27,561,380)
                    ----------  ------------  ----------  ------------  ----------  ------------  -----------  ------------
Net increase......   5,896,671  $139,561,573   6,462,265  $107,177,509  10,304,379  $242,892,892   10,603,662  $177,743,432
                    ==========  ============  ==========  ============  ==========  ============  ===========  ============

                    -------------------------------------------------------------------------------------------------------
                                         CLASS II                                             CLASS Z
                    --------------------------------------------------  ---------------------------------------------------
                                                                                                       FOR THE PERIOD
                       FOR THE SIX MONTHS                                  FOR THE SIX MONTHS           JULY 7, 1999*
                      ENDED APRIL 30, 2000       FOR THE YEAR ENDED       ENDED APRIL 30, 2000             THROUGH
                          (UNAUDITED)             OCTOBER 31, 1999            (UNAUDITED)             OCTOBER 31, 1999
                    ------------------------  ------------------------  ------------------------  -------------------------
                      SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT
                    ----------  ------------  ----------  ------------  ----------  ------------  -----------  ------------
Shares sold.......  16,990,604  $400,961,838  12,102,392  $206,502,140     382,579  $  9,167,967      148,210  $  2,689,926
Reinvested
 dividends........      67,292     1,452,165          --            --         699        15,284           --            --
Shares redeemed...  (1,282,299)  (30,231,527) (1,192,191)  (20,360,820)    (24,277)     (592,575)     (17,328)     (313,076)
                    ----------  ------------  ----------  ------------  ----------  ------------  -----------  ------------
Net increase......  15,775,597  $372,182,476  10,910,201  $186,141,320     359,001  $  8,590,676      130,882  $  2,376,850
                    ==========  ============  ==========  ============  ==========  ============  ===========  ============

                                                FOCUSED VALUE PORTFOLIO
                      ---------------------------------------------------------------------------
                              CLASS A                  CLASS B                   CLASS II
                      -----------------------  ------------------------  ------------------------
                          FOR THE PERIOD            FOR THE PERIOD            FOR THE PERIOD
                         NOVEMBER 1, 1999+        NOVEMBER 1, 1999+         NOVEMBER 1, 1999+
                              THROUGH                  THROUGH                   THROUGH
                          APRIL 30, 2000            APRIL 30, 2000            APRIL 30, 2000
                            (UNAUDITED)              (UNAUDITED)               (UNAUDITED)
                      -----------------------  ------------------------  ------------------------
                        SHARES      AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                      ----------  -----------  ----------  ------------  ----------  ------------
Shares sold.........   4,158,325  $52,543,393   1,158,396  $ 15,088,879   2,824,826  $ 36,856,855
Reinvested
 dividends..........          --           --          --            --          --            --
Shares redeemed.....  (2,504,810) (32,145,661)   (108,937)   (1,406,985)   (250,633)   (3,245,149)
                      ----------  -----------  ----------  ------------  ----------  ------------
Net increase........   1,653,515  $20,397,732   1,049,459  $ 13,681,894   2,574,193  $ 33,611,706
                      ==========  ===========  ==========  ============  ==========  ============

*   Inception of the class

+   Commencement of Operations

                                                        STYLE SELECT SERIES LOGO

NOTE 9. DIRECTORS' RETIREMENT PLAN

The Directors (and Trustees) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if a disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SunAmerica mutual funds (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments any undistributed amounts shall continue to accrue interest at 8.5%. As of April 30, 2000, Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Focused Growth and Income Portfolio, Large-Cap Value Portfolio, Value Portfolio, Small-Cap Value Portfolio, International Equity Portfolio, Focus Portfolio, and Focused Value Portfolio had accrued $3,287, $7,268, $11,320, $2,545, $2,849, $13,635, $2,724,
$8,918, $9,774, and $207, respectively, for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and as of April 30, 2000 expensed $924, $1,365, $2,681, $783, $615, $2,036, $529,
$1,032, $5,980, and $207, respectively, for the Retirement Plan, which is included in Directors' fees and expenses on the Statement of Operations.

NOTE 10. COMMITMENTS AND CONTINGENCIES

The SunAmerica Family of Mutual Funds has established committed and uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is payable at the Federal Funds Rate plus 50 basis points on the committed line and Federal Funds Rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 8 basis points per day for the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000.

NOTE 11. SUBSEQUENT EVENTS

Effective May 1, 2000, SunAmerica Asset Management Co. assumed the role as subadvisor of the Large-Cap Growth Portfolio from Montag & Caldwell, Inc.

SUNAMERICA CAPITAL SERVICES, INC.                            ----------------
THE SUNAMERICA CENTER                                            BULK RATE
733 THIRD AVENUE                                                U.S. POSTAGE
NEW YORK, NY  10017-3204                                           PAID
800-858-8850, x5660                                            Hackensack, NJ
                                                               PERMIT NO. 552
                                                             ----------------
---
AIG Member of American International Group, Inc.
---

www.sunamericafunds.com




                    MULTI-MANAGED, STYLE-BASED MUTUAL FUNDS


LARGE-CAP VALUE PORTFOLIO               [LOGO]          [LOGO]          [LOGO]


VALUE PORTFOLIO                         [LOGO]          [LOGO]          [LOGO]



SMALL-CAP VALUE PORTFOLIO               [LOGO]          [LOGO]          [LOGO]



LARGE-CAP GROWTH PORTFOLIO              [LOGO]          [LOGO]          [LOGO]



MID-CAP GROWTH PORTFOLIO                [LOGO]          [LOGO]          [LOGO]



AGGRESSIVE GROWTH PORTFOLIO             [LOGO]          [LOGO]          [LOGO]



FOCUS PORTFOLIO                         [LOGO]          [LOGO]          [LOGO]



FOCUSED GROWTH AND INCOME PORTFOLIO     [LOGO]          [LOGO]          [LOGO]



FOCUSED VALUE PORTFOLIO                 [LOGO]          [LOGO]          [LOGO]



INTERNATIONAL  EQUITY  PORTFOLIO        [LOGO]          [LOGO]          [LOGO]

This report is submitted solely for the general information of shareholders of the fund. Distribution of this report to persons other than shareholders of the fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.


The accompanying report has not been examined by independent accountants and accordingly no opinion has been expressed thereon.

                                                              [LOGO] SUN AMERICA
                                                                    MUTUAL FUNDS

                                                                      SSSAN-4/00